UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2014

Date of reporting period: August 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

American Beacon®
FUNDS

# 2014 ANNUAL REPORT

## AUGUST 31, 2014

FLEXIBLE BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Important Information: Indexes are unmanaged and one cannot invest directly in an index. Because the Fund has a flexible approach to investing, the risks of the Fund are likewise varied. The primary risks fall into one of several broad categories including high yield securities risk, credit risk, foreign investment risk, derivatives risk, interest rate risk and non-diversification risk. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. Mortgage and asset-backed securities may be sensitive to changes in interest rates, subject to early repayment risk and their value may fluctuate in response to the market’s perception of issuer creditworthiness; while generally supported by some form of government or private guarantee, there is no assurance that private guarantors will meet their obligations. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when more advantageous. Investing in derivatives could result in losing more than the amount invested. Diversification does not ensure against loss. Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2014

Dear Shareholders,

The global markets have continued the process of building on the early signs of the economic recovery over the past year. Both in the U.S. and abroad, government and political leaders have continued to be mindful of the fragile nature of the recovery and have proved willing and able to provide the necessary monetary stimulus to keep their economies on track. The Eurozone finally broke out of its recession during the reporting period and as seen in the U.S., the European Central Bank quickly reacted to the first signs of the recovery faltering by announcing their own form of quantitative easing in June 2014.

We believe it takes an experienced investor to navigate the complexities of an ever-changing global economy. That is just one reason that we at American Beacon Advisors believe in actively managed funds and work diligently to bring you the most respected asset managers as sub-advisors for our funds.

For the 12-month period ended August 31, 2014, the American Beacon Flexible Bond Fund (Investor Class) returned 3.23%.

Thank you for your continued interest in American Beacon Funds. We are pleased to have a broad range of products that cover the global equity and fixed income markets. For additional information about the Funds or to access your account information, please visit our website www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Global Bond Market Overview

August 31, 2014 (Unaudited)

The bond market drifted lower in price to begin the reporting period, with the U.S. Treasury 10-year yield ultimately topping out at 2.98% on September 5, 2013. From this point, bonds staged a two-month rally that was fueled in part by the Federal Reserve Bank’s (the “Fed”) surprising September 18, 2013 announcement that it would not taper the size of its quantitative easing (“QE”) program for the time being. The rally proved to be short-lived as yields again moved higher in November and December as better economic and employment data made a near-term tapering more likely. The Fed announced its first reduction of asset purchases in December, when it shrank the monthly size of QE by $10 billion. The combination of QE tapering and a stronger domestic economy pushed the yield on the 10-year note close to 3% by the end of 2013.

Bonds began to rally globally in early 2014. Severe winter weather and weak gross domestic product prints combined with unrest in the Middle East and the Russia-Ukraine conflict pulled investors to the relative safety of fixed income. Investment grade, high yield debt, and mortgages also rallied during this time. Despite the relatively low default rate, there were some notable issues during the year. Puerto Rico and Argentina both worked through high-profile debt restructurings and the city of Detroit filed for bankruptcy. Toward the end of summer, liquidity concerns caused investors to redeem their holdings of muni and high yield mutual funds, sending yields higher in these areas.

In Europe, sovereign debt staged an impressive rally due to deflationary concerns, with the German 10-year bund rallying to 0.89% on August 29, 2014 and the French 10-year closing at 1.25% versus the U.S. 10-year yielding 2.35%. In an attempt to spur lending and jumpstart Europe’s idling economy, European Central Bank (“ECB”) officials implemented several monetary easing measures including targeted long-term refinancing operations to provide banks with low-interest rate loans. Additionally, the ECB moved the deposit rate on excess reserves to below zero. Elsewhere, other countries attempted to devalue their currency in an attempt to increase exports, notably in Japan where the Bank of Japan has continued its massive QE program.

American Beacon Flexible Bond Fund SM

Performance Overview

August 31, 2014 (Unaudited)

The Investor Class of the Flexible Bond Fund (the “Fund”) returned 3.23% for the twelve months ended August 31, 2014. The Fund outperformed the BofA Merrill Lynch 3-Month LIBOR Index (the “Index”) return of 0.25%. The performance objective of the Fund is to generate positive total returns over a full market cycle and it successfully achieved positive absolute returns during the twelve-month period.

Comparison of Change in Value of a $10,000 Investment

For the period from 7/5/11 through 8/31/14

Total Returns for the Period ended 8/31/14

	1 Year	3 Years	Since Inception (7/5/2011)	Value of $10,000 7/5/11- 8/31/14
Institutional Class (1,2,4)	3.50%	3.50%	3.55%	$11,164
Y Class (1,2,4)	3.41%	3.40%	3.46%	11,133
Investor Class(1,2,4)	3.23%	3.17%	3.31%	11,081
A Class with sales charge(1,2,4)	-1.81%	1.35%	1.53%	10,490
A Class without sales charge(1,2,4)	3.12%	3.00%	3.11%	11,014
C Class with sales charge (1,2,4)	1.26%	2.30%	2.54%	10,825
C Class without sales charge (1,2,4)	2.26%	2.30%	2.54%	10,825
BofA Merrill Lynch 3-Month LIBOR Index(3)	0.25%	0.35%	0.33%	10,106
Barclays Capital U.S. Aggregate Index (3)	5.66%	2.91%	3.81%	11,253

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Barclays Capital U.S. Aggregate Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.24%, 1.28%, 1.56%, 1.59%, and 2.35%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s focus on investing in higher-quality fixed income securities proved overall to be beneficial in achieving its return objective. Greater than 80% of the assets are invested in investment grade securities, which generally were positive during the period. However, the Fund’s AAA-rated holdings generated slight negative returns during the period, declining 1.2%. This underperformance was more than offset by the below investment grade holdings, as the BB-rated bucket returned 11.8% during the fiscal year.

The Fund’s sizeable investment in Foreign Sovereign debt was a positive during the year, returning 15.1%. The Fund also realized double-digit returns in the ABS and TIPS sectors (14.5% and 10.0%, respectively), which helped offset the low Cash return of 0.1%.

The Fund’s Corporate fixed income exposure provided a positive contribution to the return generated over the period. Among the Corporate holdings, positioning in the Finance sector had the most significant impact. At 21.6% of assets, the Finance sector is the second largest

American Beacon Flexible Bond Fund SM

Performance Overview

August 31, 2014 (Unaudited)

allocation of the Fund behind Foreign Sovereign debt and returned 5.6% during the year.

In anticipation of rising interest rates, the Fund maintained a bias toward securities with shorter durations and realized positive total returns on holdings with durations of less than three years. However, during the Fund’s fiscal year, the U.S. Treasury yield curve experienced a large rally in longer dated maturities, which resulted in a return of 18.9% on the Fund’s holdings in the 10-30 year duration bucket.

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, gain efficient exposure to an asset class, or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage. During the period, the Fund realized losses from investments made in futures and options.

Looking forward, the Fund’s investment managers will continue to allocate investments across a wide range of global investment opportunities, seeking to achieve the Fund’s goal of positive total returns regardless of market conditions over a full market cycle.

Top Ten Holdings (% Net Assets)

U.S. Treasury Note/Bond, 1.625%, Due 7/31/2019		7.9
U.S. Treasury Note/Bond, 2.500%, Due 5/15/2024		4.4
Brazil, Letra Tesouro Nacional, 0.010%, Due 1/1/2018		2.5
U.S. Treasury Inflation Protected Securities, 0.125%, Due 7/15/2024		2.4
Mexican Bonos Desarr, 7.750%, Due 11/13/2042		2.0
Spain, Bonos Y Obligaciones del Estado, 2.750%, Due 10/31/2024, 144A		1.9
U.S. Treasury Note/Bond, 0.875%, Due 7/15/2017		1.8
Ginnie Mae REMIC Trust, 0.974%, Due 7/20/2062		1.8
Brazil Government Bond, 10.000%, Due 1/1/2023		1.6
U.S. Treasury Floating Rate Note, 0.100%, Due 7/31/2016		1.5

Total Fund Holdings	467

Sector Allocation (% Investments)

Sovereign	28.0%
Treasuries	22.8%
Finance	18.3%
Collateralized Mortgage Obligations	6.2%
Short-Term Investments	5.5%
Asset-Backed Obligations	4.8%
Service	4.7%
Manufacturing	3.1%
Foreign Collateralized Mortgage Obligations	1.4%
Energy	1.1%
Consumer	0.9%
Telecommunications	0.7%
Agency Collateralized Mortgage Obligations	0.7%
Commercial Mortgage-Backed Obligations	0.6%
Banks	0.5%
Utilities	0.4%
Transportation	0.2%
U.S. Agency Obligations	0.1%

Country Allocation (% Investments)

United States	49.5
United Kingdom	7.4
Brazil	6.4
Mexico	5.4
Spain	5.1
Italy	2.7
Netherlands	2.5
South Korea	2.4
South Africa	1.9
Portugal	1.5
Poland	1.5
Hungary	1.4
Indonesia	1.4
Slovenia	1.3
New Zealand	1.0
Cayman Islands	0.8
Malaysia	0.8
France	0.5
Singapore	0.5
Chile	0.4
Ireland	0.4
Switzerland	0.4
Norway	0.3
Denmark	0.3
Canada	0.3
Luxembourg	0.2
Virgin Islands British	0.2
Japan	0.1
China	0.1
Hong Kong	0.1
European Union	0.1
Bulgaria	0.1
Finland	0.1
Egypt	0.1
Austria	0.1
Turkey	0.1
Namibia	0.1
Marshall Islands	0.1
Thailand	0.1
United Arab Emirates	0.1
Kazakhstan	0.1
Jersey	0.1

American Beacon Flexible Bond Fund SM

Fund Expenses

August 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on shares purchased and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2014 through August 31, 2014.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period* 3/1/14 - 8/31/14
Institutional Class
Actual	$1,000.00	$1,021.67	$4.59
Hypothetical **	$1,000.00	$1,020.67	$4.58

Y Class
Actual	$1,000.00	$1,021.18	$5.04
Hypothetical **	$1,000.00	$1,020.21	$5.04

Investor Class
Actual	$1,000.00	$1,020.95	$6.47
Hypothetical **	$1,000.00	$1,018.80	$6.46

A Class
Actual	$1,000.00	$1,020.36	$6.93
Hypothetical **	$1,000.00	$1,018.35	$6.92

C Class
Actual	$1,000.00	$1,016.65	$10.73
Hypothetical **	$1,000.00	$1,014.57	$10.71

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.90%, 0.99%, 1.27%, 1.36%, and 2.11% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Flexible Bond Fund SM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Flexible Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Flexible Bond Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Flexible Bond Fund at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 30, 2014

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

	Shares	Fair Value
		(000’s)
PREFERRED STOCK - 0.60%
FINANCE- 0.60%
Banks - 0.60%
HSBC USA, Inc., 1.00%, Due 12/31/49 B	7,850	$181
Lloyds Banking Group PLC,
6.413%, Due 1/29/2049B C D E	470,000	510
6.657%, Due 12/31/2049B C D E	540,000	590
RBS Capital Funding Trust VII, 6.08%, Due 12/31/2049	3,900	95
UBS Preferred Funding Trust IV, 1.00%, Due 12/31/2049A B	4,000	81
US Bancorp, 1.00%, Due 12/31/49 B	10,000	221

Total Finance		1,678

Total Preferred Stock (Cost $1,570)		1,678

	Par AmountA
	(000’s)
DOMESTIC BANK LOAN OBLIGATIONS - 0.59%
Consumer - 0.07%
H.J. Heinz Co., 3.50%, Due 6/5/2020 F	$198	198

Service - 0.52%
Grifols Worldwide Operations USA, Inc., 1.00%, Due 2/27/2021B F	399	397
Hilton Worldwide Finance LLC, 1.00%, Due 10/26/2020B F G	1,042	1,036

		1,433

Total Domestic Bank Loan Obligations (Cost $1,635)		1,631

DOMESTIC CONVERTIBLE OBLIGATIONS - 0.94%
Finance - 0.11%
DDR Corp., 1.75%, Due 11/15/2040	135	166
WellPoint, Inc., 2.75%, Due 10/15/2042	90	146

		312

Manufacturing - 0.53%
Electronic Arts, Inc., 0.75%, Due 7/15/2016	79	102
Ford Motor Co., 4.25%, Due 11/15/2016	40	81
Intel Corp.,
2.95%, Due 12/15/2035	95	123
3.25%, Due 8/1/2039	110	186
Novellus Systems, Inc., 2.625%, Due 5/15/2041	16	34
SanDisk Corp., 0.50%, Due 10/15/2020E	189	229
Siemens AG, 1.05%, Due 8/16/2017	500	555
Workday, Inc., 0.75%, Due 7/15/2018	113	145

		1,455

Service - 0.30%
CP Foods Holdings Ltd., 0.50%, Due 1/15/2019	200	211
Hologic, Inc., 2.00%, Due 12/15/2037B	46	56
Illumina, Inc.,
0.01%, Due 6/15/2019E	104	112
0.50%, Due 6/15/2021E	47	52
Liberty Interactive LLC, 1.00%, Due 9/30/2043E G	108	112
Priceline Group, Inc.,
1.00%, Due 3/15/2018	114	163
0.90%, Due 9/15/2021E	124	121

		827

Transportation - 0.00%
Ship Finance International Ltd., 3.25%, Due 2/1/2018	8	9

Total Domestic Convertible Obligations (Cost $2,349)		2,603

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

	Par AmountA	Fair Value
	(000’s)	(000’s)
DOMESTIC OBLIGATIONS - 29.70%
Consumer - 0.44%
BAT International Finance PLC, 1.125%, Due 3/29/2016C	$300	$301
BRF - Brasil Foods S.A., 5.875%, Due 6/6/2022E	200	221
Constellation Brands, Inc., 3.75%, Due 5/1/2021	240	240
Grupo Famsa SAB de CV, 7.25%, Due 6/1/2020E	140	142
Land O’Lakes Capital Trust I, 7.45%, Due 3/15/2028E	100	104
Reynolds Group Issuer Inc.,
7.125%, Due 4/15/2019	100	104
7.875%, Due 8/15/2019	100	108

		1,220

Energy - 1.03%
Basic Energy Services, Inc., 7.75%, Due 2/15/2019	100	106
Chesapeake Energy Corp., 3.484%, Due 4/15/2019B	100	101
Denbury Resources, Inc., 5.50%, Due 5/1/2022	100	103
Kinder Morgan Energy Partners LP, 3.50%, Due 9/1/2023H	100	97
Millennium Offshore Services Superholdings LLC, 9.50%, Due 2/15/2018G	200	214
Petrobras International Finance Co., 5.375%, Due 1/27/2021	254	268
Plains Exploration & Production Co., 6.875%, Due 2/15/2023	88	102
Regency Energy Partners LP / Regency Energy Finance Corp., 5.75%, Due 9/1/2020H	150	161
Reliance Holding USA, Inc., 4.50%, Due 10/19/2020	250	263
Sabine Pass Liquefaction LLC, 5.75%, Due 5/15/2024E G	800	833
Sabine Pass LNG LP, 7.50%, Due 11/30/2016H	100	109
Sinopec Group Overseas Development 2012 Ltd.,
2.75%, Due 5/17/2017	200	205
3.90%, Due 5/17/2022	200	204
Trinidad Drilling Ltd., 7.875%, Due 1/15/2019E	100	105

		2,871

Finance - 18.49%
2013-2 Aviation Loan Trust, 2.341%, Due 12/15/2022B E I	89	83
ABN AMRO Bank N.V., 1.035%, Due 10/28/2016B E	1,400	1,413
AGFC Capital Trust I Limited, 6.00%, Due 1/15/2067B E	300	254
Agile Property Holdings Ltd., 8.875%, Due 4/28/2017	300	312
Albaraka Turk Katilim Bankasi AS, 6.25%, Due 6/30/2019	200	200
Ally Financial, Inc.,
6.75%, Due 12/1/2014	100	101
4.625%, Due 6/26/2015	1,100	1,129
3.50%, Due 7/18/2016	200	205
Ambank M BHD, 3.125%, Due 7/3/2019	200	202
American International Group, Inc.,
8.25%, Due 8/15/2018B	35	43
8.175%, Due 5/15/2068B	100	138
ANZ New Zealand Int’l Ltd., 0.755%, Due 4/27/2017B E	430	431
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 3.00%, Due 2/6/2019E G H	325	326
Banco Bilbao Vizcaya Argentaria S.A., 9.00%, Due 5/29/2049B	600	666
Banco do Brasil S.A., Cayman, 4.50%, Due 1/22/2015E	250	253
Banco Santander Brasil S.A., 4.25%, Due 1/14/2016E	400	415
Banco Santander Chile S.A., 1.134%, Due 4/11/2017B E	880	883
Bank of America Corp.,
5.75%, Due 12/1/2017	60	67
5.65%, Due 5/1/2018	700	787
1.105%, Due 4/1/2019B	1,115	1,123
7.625%, Due 6/1/2019	100	122
Bank of America NA, 5.30%, Due 3/15/2017	250	273
Banque Federative du Credit Mutuel S.A.,
1.70%, Due 1/20/2017E	700	704
2.50%, Due 10/29/2018E	350	355
Barclays Bank PLC,
0.771%, Due 12/9/2016B C	1,900	1,902
3.75%, Due 5/15/2024C	500	511
Bear Stearns Cos. LLC, 0.624%, Due 11/21/2016B G	800	801
Carrington Holding Co. LLC, 1.00%, Due 1/15/2026G	168	65
CB Richard Ellis Services, Inc., 6.625%, Due 10/15/2020	100	105

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

	Par AmountA	Fair Value
	(000’s)	(000’s)
China Overseas Land & Investment Ltd., 6.375%, Due 10/29/2043	$200	$201
CIT Group, Inc.,
4.75%, Due 2/15/2015E	100	101
5.00%, Due 5/15/2017	100	106
Citigroup, Inc.,
1.25%, Due 1/15/2016	100	101
0.770%, Due 3/10/2017B	1,845	1,848
6.125%, Due 5/15/2018	760	872
Commonwealth Bank of Australia, 0.731%, Due 9/20/2016B E	590	593
Country Garden Holdings Co. Ltd, 10.50%, Due 8/11/2015	100	106
DBS Bank Ltd., 0.844%, Due 7/15/2021B E	945	926
Deutsche Bank AG, 0.705%, Due 5/30/2017B	200	200
Development Bank of Kaza, 5.50%, Due 12/20/2015	200	207
Digital Realty Trust LP,
5.875%, Due 2/1/2020H	140	157
3.625%, Due 10/1/2022H	235	229
Dresdner Bank AG, 7.25%, Due 9/15/2015	180	189
Dresdner Funding Trust I, 8.151%, Due 6/30/2031E	430	511
EPR Properties, 5.75%, Due 8/15/2022	225	248
Evergrande Real Estate Group Ltd., 13.00%, Due 1/27/2015	100	102
Fifth Third Bancorp, 0.651%, Due 12/20/2016B	435	434
Goldman Sachs Capital II, 4.00%, Due 12/31/2049B	625	494
Goldman Sachs Group, Inc.,
1.334%, Due 11/15/2018B	1,645	1,676
7.50%, Due 2/15/2019	332	401
HBOS PLC, 0.930%, Due 9/6/2017B C	995	988
ING Bank N.V.,
1.375%, Due 3/7/2016E	1,000	1,008
0.934%, Due 11/21/2016B	600	593
International Lease Finance Corp.,
6.50%, Due 9/1/2014E	200	200
4.875%, Due 4/1/2015	300	306
6.75%, Due 9/1/2016E	600	655
7.125%, Due 9/1/2018E	130	149
Jones Lang LaSalle, Inc., 4.40%, Due 11/15/2022	30	31
JPMorgan Chase & Co.,
0.947%, Due 3/31/2016B	2,000	1,995
4.40%, Due 7/22/2020	10	11
JPMorgan Chase Bank NA,
0.647%, Due 6/2/2017B	900	901
6.00%, Due 10/1/2017	300	339
JPMorgan Chase Capital XXI, 1.189%, Due 1/15/2087B	400	346
Lloyds Bank PLC,
6.375%, Due 1/21/2021C	500	607
0.563%, Due 6/29/2049B C	110	74
0.438%, Due 11/29/2049B C	350	237
Macquarie Bank Ltd.,
5.00%, Due 2/22/2017	500	542
1.021%, Due 3/24/2017B E	500	505
Macquarie Group Ltd., 1.237%, Due 1/31/2017B E	1,070	1,078
Morgan Stanley,
1.75%, Due 2/25/2016B	250	253
0.684%, Due 10/18/2016B	600	601
1.514%, Due 4/25/2018B	2,695	2,768
7.30%, Due 5/13/2019	300	363
3.875%, Due 4/29/2024	500	513
MPT Operating Partnership LP / MPT Finance Corp., 6.875%, Due 5/1/2021H	200	215
NASDAQ OMX Group, Inc.,
5.55%, Due 1/15/2020	140	156
4.25%, Due 6/1/2024	100	102
Nationwide Building Society, 4.65%, Due 2/25/2015E	500	510
Navient LLC,
5.00%, Due 4/15/2015G	600	613
3.875%, Due 9/10/2015G	100	102

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

	Par AmountA	Fair Value
	(000’s)	(000’s)
6.25%, Due 1/25/2016G	$500	$530
6.00%, Due 1/25/2017G	200	215
Nomura Holdings, Inc., 2.00%, Due 9/13/2016	300	304
Royal Bank of Canada, 1.20%, Due 9/19/2018	160	159
Royal Bank of Scotland Group PLC,
2.55%, Due 9/18/2015C	850	865
1.174%, Due 3/31/2017B C	910	915
7.648%, Due 12/31/2049B C	560	661
Royal Bank of Scotland PLC, 9.50%, Due 3/16/2022A C	300	347
Santander US Debt S.A. Unipersonal, 3.724%, Due 1/20/2015E	700	707
Shinhan Bank, 0.883%, Due 4/8/2017B E	1,430	1,434
Springleaf Finance Corp., 5.75%, Due 9/15/2016	100	106
Standard Bank PLC, 8.125%, Due 12/2/2019C	200	229
Standard Chartered PLC,
5.50%, Due 11/18/2014C E	300	303
3.85%, Due 4/27/2015C E	576	588
State Street Capital Trust IV, 1.231%, Due 6/1/2077B	60	53
Swire Properties MTN Financing Ltd., 4.375%, Due 6/18/2022	200	213
Temasek Financial I Ltd., 3.375%, Due 7/23/2042	250	226
U.S. Dept of Transportation Asset Backed, 6.001%, Due 12/7/2021B E I	300	339
UBS AG,
5.875%, Due 12/20/2017	175	199
5.125%, Due 5/15/2024	900	898
UBS AG/Stamford CT, 0.873%, Due 8/14/2019B	1,000	1,007
USB Realty Corp., 1.381%, Due 12/29/2049B E	300	276
Wachovia Capital Trust III, 5.570%, Due 3/29/2049B	500	490

		51,396

Manufacturing - 2.49%
Ainsworth Lumber Co. Ltd, 7.50%, Due 12/15/2017E	100	105
ArcelorMittal,
9.50%, Due 2/15/2015	190	197
4.25%, Due 8/5/2015	210	214
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 3.232%, Due 12/15/2019B C E	200	199
Ball Corp., 5.00%, Due 3/15/2022	100	104
Barminco Finance Property Ltd., 9.00%, Due 6/1/2018E	100	90
D.R. Horton, Inc., 3.75%, Due 3/1/2019	120	120
Fidelity National Information Services, Inc.,
5.00%, Due 3/15/2022	150	159
3.50%, Due 4/15/2023	125	125
First Data Corp., 7.375%, Due 6/15/2019E	100	107
Ford Motor Credit Co. LLC,
2.75%, Due 5/15/2015G	200	203
1.013%, Due 1/17/2017B G	1,860	1,871
General Motors Co., 3.50%, Due 10/2/2018	130	133
General Motors Financial Co. Inc., 2.75%, Due 5/15/2016	400	404
Glencore Funding, LLC, 1.398%, Due 5/27/2016B G	500	505
Goodyear Tire & Rubber Co., 8.25%, Due 8/15/2020	100	109
Heathrow Funding Ltd., 2.50%, Due 6/25/2017E	200	202
Levi Strauss & Co., 7.625%, Due 5/15/2020	100	107
Montell Finance Co., 8.10%, Due 3/15/2027E	150	204
Nitrogenmuvek Vegyipari Zrt, 7.875%, Due 5/21/2020E	200	205
Oracle Corp., 3.625%, Due 7/15/2023	200	208
Schaeffler Holding Finance BV, 6.875%, Due 8/15/2018E O	800	843
Seagate HDD Cayman, 3.75%, Due 11/15/2018E	125	128
Tech Data Corp., 3.75%, Due 9/21/2017	100	105
Toll Brothers Finance Corp., 4.00%, Due 12/31/2018	150	153
Vale S.A., 5.625%, Due 9/11/2042	100	103

		6,903

Service - 2.89%
ADT Corp., 6.25%, Due 10/15/2021	320	338
AutoNation, Inc., 6.75%, Due 4/15/2018	160	184
Bed Bath & Beyond, Inc., 3.749%, Due 8/1/2024	200	204
Best Buy Co. Inc, 5.00%, Due 8/1/2018	120	124

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

	Par AmountA	Fair Value
	(000’s)	(000’s)
Biomet, Inc., 6.50%, Due 8/1/2020	$100	$108
DISH DBS Corp.,
7.75%, Due 5/31/2015	1,200	1,256
7.125%, Due 2/1/2016	100	107
Forest Laboratories, Inc., 4.375%, Due 2/1/2019E	240	259
FTI Consulting, Inc., 6.75%, Due 10/1/2020	190	200
HCA, Inc.,
6.50%, Due 2/15/2016	100	106
3.75%, Due 3/15/2019	115	116
6.50%, Due 2/15/2020	800	895
HealthSouth Corp., 7.25%, Due 10/1/2018	1,193	1,240
Host Hotels & Resorts LP, 3.75%, Due 10/15/2023H	200	201
IAC/InterActiveCorp, 4.875%, Due 11/30/2018	365	379
International Game Technology, Inc., 5.35%, Due 10/15/2023	105	110
MGM Resorts International,
6.625%, Due 7/15/2015	1,200	1,248
7.50%, Due 6/1/2016	100	109
Sirius XM Radio, Inc., 5.25%, Due 8/15/2022E	100	107
Stonemor Partners LP, 7.875%, Due 6/1/2021E H	50	53
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, Due 3/15/2020H	100	105
Total System Services, Inc., 3.75%, Due 6/1/2023	100	99
United Rentals North America, Inc., 8.25%, Due 2/1/2021	100	110
Valeant Pharmaceuticals International, 6.875%, Due 12/1/2018E	100	104
Wyndham Worldwide Corp., 4.25%, Due 3/1/2022	170	175
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.75%, Due 8/15/2020G	100	108

		8,045

Sovereign - 2.91%
Cayman Island, RAK Capital, 3.297%, Due 10/21/2018	200	209
France, Dexia Credit Local S.A.,
1.25%, Due 10/18/2016E	350	353
2.25%, Due 1/30/2019E	600	609
Hungary, Magyar Export Import Bank, 5.50%, Due 2/12/2018	240	257
Namibia, Republic of Namibia, 5.50%, Due 11/3/2021	200	217
Norway, Eksportfinans ASA,
3.00%, Due 11/17/2014	50	50
2.375%, Due 5/25/2016	100	100
5.50%, Due 5/25/2016	100	105
5.50%, Due 6/26/2017	600	645
Norway, KommunalBanken AS, 1.375%, Due 6/8/2017	200	202
Petrobras Global Finance BV, 2.592%, Due 3/17/2017B	1,695	1,716
Slovenia Government Bond,
4.75%, Due 5/10/2018	1,100	1,184
4.125%, Due 2/18/2019	200	212
5.50%, Due 10/26/2022	200	221
5.85%, Due 5/10/2023	600	679
South Africa, Eskom Holdings SOC Ltd., 6.75%, Due 8/6/2023	356	382
South Korea, Export-Import Bank of Korea, 5.00%, Due 4/11/2022	200	226
South Korea, Korea Housing Finance Corp., 1.625%, Due 9/15/2018	350	343
Supranational, African Export Import Bank, 5.75%, Due 7/27/2016	347	362

		8,072

Telecommunications - 0.82%
British Telecommunications PLC, 1.25%, Due 2/14/2017C	500	501
Sprint Nextel Corp., 7.00%, Due 8/15/2020	100	107
Verizon Communications, Inc.,
1.761%, Due 9/15/2016B	300	308
2.50%, Due 9/15/2016	200	206
1.981%, Due 9/14/2018B	200	210
3.65%, Due 9/14/2018	300	320
1.002%, Due 6/17/2019B	340	344
5.15%, Due 9/15/2023	103	117
West Corp., 5.375%, Due 7/15/2022E	170	165

		2,278

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

		Par AmountA	Fair Value
		(000’s)	(000’s)
Transportation - 0.16%
Kansas City Southern de Mexico SA de CV, 2.35%, Due 5/15/2020		$240	$231
Transnet Soc Ltd., 4.50%, Due 2/10/2016		210	219

			450

Utilities - 0.47%
Electricite de France S.A., 1.15%, Due 1/20/2017E		500	501
Meiya Power Co. Ltd., 4.00%, Due 8/19/2018		200	206
SP PowerAssets Ltd., 2.70%, Due 9/14/2022		200	195
Star Energy Geothermal Wayang Windu Ltd., 6.125%, Due 3/27/2020		200	207
State Grid Overseas Investment 2014 Ltd., 4.125%, Due 5/7/2024		200	208

			1,317

Total Domestic Obligations (Cost $81,697)			82,552

FOREIGN CONVERTIBLE OBLIGATIONS - 0.97%
Energy - 0.15%
Eni S.p.A., 0.25%, Due 11/30/2015	EUR	300	405

Finance - 0.10%
Great Portland Estates Capital Jersey Ltd., 1.00%, Due 9/10/2018C	GBP	100	178
Immofinanz AG, 4.25%, Due 3/8/2018	EUR	1,711	102

			280

Manufacturing - 0.55%
Aabar Investments PJSC, 4.00%, Due 5/27/2016	EUR	300	455
Balfour Beatty PLC, 1.875%, Due 12/3/2018C	GBP	100	163
Camfin 2012 SPA, 5.625%, Due 10/26/2017	EUR	100	159
Faurecia, 3.25%, Due 1/1/2018J	EUR	605	228
Indra Sistemas S.A., 1.75%, Due 10/17/2018	EUR	100	140
Ingenico, 2.75%, Due 1/1/2017	EUR	66	64
Volkswagen International Finance N.V., 5.50%, Due 11/9/2015	EUR	200	279
Yaskawa Electric Corp., 0.01%, Due 3/16/2017	JPY	5,000	61

			1,549

Service - 0.11%
China Water Affairs Group Ltd., 2.50%, Due 4/15/2015	HKD	100	14
OHL Investments S.A., 4.00%, Due 4/25/2018	EUR	200	287

			301

Transportation - 0.06%
International Consolidated Airlines Group S.A., 1.75%, Due 5/31/2018	EUR	100	169

Total Foreign Convertible Obligations (Cost $2,729)			2,704

FOREIGN OBLIGATIONS - 33.72%
Consumer - 0.55%
Carlsberg Breweries A/S, 7.25%, Due 11/28/2016	GBP	400	741
Heineken N.V., 7.25%, Due 3/10/2015	GBP	250	428
Imperial Tobacco Group PLC, 8.375%, Due 2/17/2016C	EUR	250	365

			1,534

Energy - 0.05%
Gazprom OAO Via Gaz Capital S.A., 3.755%, Due 3/15/2017	EUR	100	130

Finance - 2.31%
AIB Mortgage Bank, 2.625%, Due 7/28/2017	EUR	100	136
ARLO XIV Ltd., 0.01%, Due 12/24/2019I	JPY	10,000	5
Banco Bilbao Vizcaya Argentaria S.A., 7.00%, Due 12/29/2049B	EUR	200	276
Banco Espirito Santo LDN,
5.00%, Due 4/23/2019	EUR	200	258
5.00%, Due 5/23/2019	EUR	100	130
Banco Popolare SC, 3.50%, Due 3/14/2019	EUR	100	136
Banco Popular Español S.A., 11.50%, Due 10/29/2049B	EUR	500	775
Bank of America Corp., 3.929%, Due 10/21/2025B K I	MXN	3,000	254
Bankia S.A., 3.50%, Due 1/17/2019	EUR	100	141
Barclays Bank PLC, 4.875%, Due 12/31/2049B C	EUR	380	489
BPE Financiaciones S.A., 2.50%, Due 2/1/2017	EUR	100	134
Credit Logement S.A., 1.392%, Due 3/29/2049B	EUR	100	114
Henderson UK Finance PLC, 7.25%, Due 3/24/2016C	GBP	100	174

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

		Par AmountA	Fair Value
		(000’s)	(000’s)
JP Morgan Chase Bank NA, 0.829%, Due 5/31/2017B	EUR	$1,150	$1,509
LCR Finance PLC, 4.50%, Due 12/7/2028C	GBP	200	392
Lloyds Bank PLC, 10.375%, Due 2/12/2024B C	EUR	150	256
Lloyds Banking Group PLC, 4.875%, Due 10/1/2014A C	AUS	100	94
Morgan Stanley, 7.60%, Due 8/8/2017	NZD	430	381
RBS Capital Trust D, 5.646%, Due 6/29/2049B	GBP	60	97
Realkredit Danmark, 2.00%, Due 4/1/2016	DKK	500	91
Royal Bank of Scotland PLC,
6.934%, Due 4/9/2018B C	EUR	100	152
1.595%, Due 6/14/2022B C	EUR	100	116
Santander International, 3.16%, Due 12/1/2015	GBP	200	338

			6,448

Service - 1.56%
Next PLC, 5.875%, Due 10/12/2016C	GBP	450	811
Reed Elsevier N.V., 5.625%, Due 10/20/2016	GBP	550	986
Tesco Property Finance 2 PLC, 6.052%, Due 10/13/2039C	GBP	47	90
Tesco Property Finance 3 PLC, 5.744%, Due 4/13/2040C	GBP	173	321
Tesco Property Finance 4 PLC, 5.801%, Due 10/13/2040C	GBP	297	559
Tesco Property Finance 5 PLC, 5.661%, Due 10/13/2041C	GBP	199	366
Tesco Property Finance 6 PLC, 5.411%, Due 7/13/2044C	GBP	100	179
WPP PLC, 6.00%, Due 4/4/2017C	GBP	250	458
Ziggo Bond Co. BV, 8.00%, Due 5/15/2018	EUR	400	547

			4,317

Sovereign - 29.25%
Australia, Queensland Treasury Corp., 5.75%, Due 7/22/2024	AUS	2,685	2,911
Austria, Hypo Alpe Adria International AG,
2.75%, Due 8/12/2015	CHF	100	105
2.375%, Due 12/13/2022	EUR	100	138
Brazil, Letra Tesouro Nacional, 0.01%, Due 1/1/2018	BRL	22,400	6,987
Brazil, Nota Do Tesouro Nacional,
10.00%, Due 1/1/2017J	BRL	2,500	1,106
10.00%, Due 1/1/2021J	BRL	3,790	1,632
6.00%, Due 8/15/2022J	BRL	1,800	2,050
10.00%, Due 1/1/2023J	BRL	10,485	4,474
Bulgaria Government Bond, 2.95%, Due 9/3/2024	EUR	313	413
Chile, Republic of Chile,
3.00%, Due 1/1/2017	CLP	228,982	411
3.00%, Due 7/1/2017	CLP	192,827	349
Finland Government Bond, 1.50%, Due 4/15/2023E	EUR	250	345
Hungary Government Bond,
7.00%, Due 6/24/2022	HUF	290,000	1,436
6.00%, Due 11/24/2023	HUF	440,000	2,066
Indonesia Government Bond,
8.375%, Due 3/15/2024	IDR	9,800,000	852
9.00%, Due 3/15/2029	IDR	16,800,000	1,481
8.75%, Due 2/15/2044	IDR	14,500,000	1,218
Irish Treasury Bond,
3.40%, Due 3/18/2024	EUR	160	240
5.40%, Due 3/13/2025	EUR	300	522
Italy, Buoni Poliennali Del Tesoro,
2.55%, Due 10/22/2016	EUR	701	959
2.25%, Due 4/22/2017	EUR	100	137
4.75%, Due 5/1/2017	EUR	1,040	1,515
2.15%, Due 11/12/2017	EUR	501	686
5.00%, Due 8/1/2039	EUR	2,395	3,930
Malaysia Government Bond,
4.048%, Due 9/30/2021	MYR	2,195	706
3.48%, Due 3/15/2023	MYR	4,080	1,256
Mexican Bonos Desarr,
8.50%, Due 5/31/2029J, Series M 20	MXN	43,540	4,051
8.50%, Due 11/18/2038J, Series M 30	MXN	44,360	4,165
7.75%, Due 11/13/2042J, Series M	MXN	62,820	5,485
Mexico, United Mexican States, 2.375%, Due 4/9/2021	EUR	100	136

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

		Par AmountA	Fair Value
		(000’s)	(000’s)
New Zealand Government Bond, 6.00%, Due 5/15/2021	NZD	$3,170	$2,956
Poland Government Bond,
5.25%, Due 10/25/2020	PLN	5,785	2,063
4.00%, Due 10/25/2023	PLN	5,825	1,944
Portugal, Obrigacoes do Tesouro,
4.75%, Due 6/14/2019E	EUR	500	744
3.85%, Due 4/15/2021E	EUR	105	150
4.95%, Due 10/25/2023E	EUR	1,885	2,835
Slovenia Government Bond, 4.70%, Due 11/1/2016E	EUR	800	1,133
South Africa Government Bond,
8.00%, Due 12/21/2018	ZAR	10,000	969
6.75%, Due 3/31/2021	ZAR	9,745	878
6.50%, Due 2/28/2041	ZAR	35,310	2,576
South Korea Treasury Bond,
5.75%, Due 9/10/2018	KRW	3,105,000	3,417
3.375%, Due 9/10/2023	KRW	1,084,700	1,100
Spain, Bonos Y Obligaciones del Estado,
2.10%, Due 4/30/2017	EUR	687	941
2.75%, Due 10/31/2024E	EUR	3,900	5,363
Supranational, Asian Development Bank, 2.00%, Due 8/29/2017	NOR	400	65
Supranational, European Investment Bank, 6.00%, Due 12/7/2028	GBP	37	83
Supranational, Nordic Investment Bank, 2.125%, Due 8/9/2017	NOR	400	65
UK Treasury Bond,
2.25%, Due 9/7/2023	GBP	370	613
3.25%, Due 1/22/2044	GBP	933	1,637

			81,294

Total Foreign Obligations (Cost $90,800)			93,723

ASSET-BACKED OBLIGATIONS - 5.48%
ACE Securities Corp Home Equity Loan Trust, 0.31%, Due 8/25/2036, 2006 OP2 A1B		1,012	876
Argent Securities Trust, 0.425%, Due 5/25/2036, 2006 W4 A2D		2,161	909
Carrington Mortgage Loan Trust, 0.415%, Due 2/25/2037, 2007 FRE1 AC3B		500	356
Chase Funding Trust, 5.323%, Due 2/26/2035, 2004-2 1A4		221	223
Citibank Omni Master Trust, 4.90%, Due 11/15/2018, 2009 A17E		900	908
Citigroup Mortgage Loan Trust, Inc.,
0.525%, Due 1/25/2036, 2006 WFH1 M2		100	89
0.235%, Due 1/25/2037, 2007 AMC2 A3A		198	125
Countrywide Asset-Backed Certificates Trust,
0.335%, Due 6/25/2036, 2006 3 2A2		38	36
0.305%, Due 1/25/2037, 2006 13 3AV2B		258	243
0.315%, Due 3/25/2037, 2006 18 2A2		412	360
0.295%, Due 7/25/2037, 2007 1 2A3B		2,800	2,185
Fremont Home Loan Trust, 0.325%, Due 2/25/2036, 2006 2 2A3B		370	319
GSAMP Trust, 0.275%, Due 12/25/2036, 2007 FM1 A2B		1,702	941
Kingsland I Ltd., CDO, 0.630%, Due 6/13/2019, 2005 1A A2B E		165	165
Madison Park Funding Ltd., CLO, 0.450%, Due 3/22/2021, 2007 4A A1AB E		1,490	1,478
Master Specialized Loan Trust, 0.415%, Due 2/25/2036, 2006 2 AB E		1,027	939
Morgan Stanley ABS Capital I Inc. Trust,
0.205%, Due 7/25/2036, 2006 A2FPB		83	40
0.305%, Due 11/25/2036, 2007 HE1 A2CB		558	373
Nomura Home Equity Loan Inc Home Equity Loan Trust, 0.485%, Due 10/25/2036, 2006 AF1 A4		1,170	489
Oakwood Mortgage Investors, Inc., 6.61%, Due 6/15/2031, 2001 C A3		325	186
RAAC Series Trust, 0.555%, Due 9/25/2045, 2006 SP1 M1B		800	646
Residential Asset Securities Corp.Trust,
0.735%, Due 7/25/2033, 2003 KS5 AIIBB		8	7
0.555%, Due 12/25/2035, 2005 KS11 M1B		900	813
0.595%, Due 1/25/2036, 2005 KS12 M1B		175	162
Structured Asset Investment Loan Trust,
0.315%, Due 5/25/2036, 2006 BNC2 A5		1,005	741
0.305%, Due 9/25/2036, 2006 BNC3 A3		621	496
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 0.325%, Due 12/25/2036, 2006 BC5 A4B		1,348	1,115

Total Asset-Backed Obligations (Cost $14,512)			15,220

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

	Par AmountA	Fair Value
	(000’s)	(000’s)
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.16%
Adjustable Rate Mortgage Trust, 2.735%, Due 9/25/2035, 2005 5 2A1	$87	$78
American Home Mortgage Investment Trust,
2.069%, Due 10/25/2034, 2004 3 5AB	62	63
1.833%, Due 9/25/2045, 2005 2 4A1B	8	8
Banc of America Alternative Loan Trust, 0.555%, Due 5/25/2035, 2005 4 CB6B	64	49
Banc of America Funding Corporation,
5.774%, Due 5/25/2037, 2007 4 TA1B	1,311	1,105
0.366%, Due 4/20/2047, 2007 B A1	716	533
0.456%, Due 5/20/2047, 2007 C 7A5B	338	279
Banc of America Mortgage Securities, Inc., 3.321%, Due 7/20/2032, 2002 G1A3B	22	22
Bear Stearns Adjustable Rate Mortgage Trust,
2.745%, Due 11/25/2030, 2000 2 A1	38	39
2.437%, Due 8/25/2033, 2003 5 2A1B	97	99
2.712%, Due 8/25/2033, 2003 5 1A1B	55	54
2.625%, Due 4/25/2034, 2004 1 22A1B	52	52
3.121%, Due 11/25/2034, 2004 9 22A1B	25	26
2.43%, Due 10/25/2035, 2005 9 A1B	58	58
Bear Stearns Alt-A Trust,
2.466%, Due 9/25/2034, 2004 9 2A1B	184	167
2.627%, Due 11/25/2036, 2006 6 32A1	130	90
5.360%, Due 12/25/2046, 2006 7 23A1	1,234	934
Chase Mortgage Finance Corp.,
5.50%, Due 11/25/2035, 2005 S3 A10	200	199
2.445%, Due 2/25/2037, 2007 A1 7A1	311	313
2.570%, Due 2/25/2037, 2007 A1 1A5	46	45
2.642%, Due 3/25/2037, 2007 A1 12M3B	296	248
Citigroup Mortgage Loan Trust, Inc.,
2.564%, Due 8/25/2035, 2005 3 2A2A	51	50
1.93%, Due 9/25/2035, 2005 6 A3B	43	43
Countrywide Alternative Loan Trust,
0.605%, Due 8/25/2033, 2003 15T2 A2B	2	2
5.50%, Due 10/25/2033, 2003 20CB 1A4	181	190
6.00%, Due 10/25/2033, 2003 J2 A1	24	25
0.655%, Due 5/25/2035, 2005 10CB 1A1B	1,180	1,012
0.435%, Due 2/25/2037, 2005 81 A1B	19	15
0.366%, Due 7/20/2046, 2006 OA9 2A1AB	13	9
0.345%, Due 9/25/2046, 2006 OA11 A1BB	18	15
Countrywide Home Loan Mortgage Pass Through Trust,
2.519%, Due 6/25/2033, 2003 27 A1B	44	44
0.915%, Due 9/25/2034, 2004 16 1A4AB	49	48
0.445%, Due 4/25/2035, 2005 3 2A1B	226	185
0.385%, Due 5/25/2035, 2005 9 1A3B	150	128
5.75%, Due 5/25/2037, 2007 5 A51	88	86
Credit Suisse First Boston Mortgage Securities Corp., 2.452%, Due 9/25/2034, 2004 AR8 2A1	36	36
Credit Suisse Mortgage-Backed Trust, 6.00%, Due 7/25/2036, 2006 6 1A4	602	466
Deutsche Alt-A Securities Mortgage Loan Trust, 0.305%, Due 3/25/2037, 2007 AR2 A1	823	567
Fannie Mae Grantor Trust, 6.00%, Due 2/25/2044, 2004 T3 CL 1A1	14	16
Fannie Mae REMIC, 0.355%, Due 10/27/2037, 2007-114 A6	600	599
First Horizon Asset Securities, Inc., 2.534%, Due 2/25/2034, 2004 AR1 2A1B	58	58
Ginnie Mae REMIC Trust,
0.81%, Due 10/20/2061, 2011 H21 FTB	1,805	1,813
0.856%, Due 10/20/2061, 2011 H23 FAB	810	816
0.974%, Due 7/20/2062, 2012 H20 PT	4,867	4,927
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1	3	3
2.085%, Due 6/25/2034, 2004 7 3A1	42	42
5.005%, Due 11/25/2035, 2005 AR7 6A1B	38	38
JP Morgan Alternative Loan Trust, 5.694%, Due 5/26/2037, 2008 R3 3A1E	299	247
Morgan Stanley Mortgage Loan Trust,
1.055%, Due 2/25/2036, 2006 2 2A1	547	471
2.178%, Due 6/25/2036, 2006 8AR 5A4B	28	27
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006 ALT1 AF2	11	8

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

		Par AmountA	Fair Value
		(000’s)	(000’s)
Nomura Asset Acceptance Corp., 7.50%, Due 3/25/2034, 2004 R1 A2E		$118	$126
Prime Mortgage Trust, 0.655%, Due 2/25/2035, 2006 CL1 A1B		97	91
Residential Accredit Loans, Inc., 0.255%, Due 5/25/2037, 2007 QA3 A1B		353	256
Residential Asset Securitization Trust, 2.462%, Due 12/25/2034, 2004 IP2 4A		91	91
Structured Adjustable Rate Mortgage Loan Trust,
2.417%, Due 5/25/2034, 2004 5 3A2		66	66
2.436%, Due 7/25/2034, 2004 8 3AB		67	68
Structured Asset Mortgage Investments II Trust,
1.614%, Due 2/25/2036, 2005 ARB A2B		973	878
0.385%, Due 5/25/2045, 2005 AR2 2A1B		105	95
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 5.50%, Due 5/25/2035, 2005 6 2A14		131	135
WaMu Mortgage Pass Through Certificates,
2.027%, Due 2/25/2033, 2003 AR1 2AB		4	4
2.408%, Due 3/25/2035, 2005 AR3 A1		46	46
5.50%, Due 11/25/2035, 2005 9 2A2		299	280
0.315%, Due 2/25/2037, 2007 HY1 A2AB		336	234
2.359%, Due 3/25/2037, 2007 HY3 4A1B		196	187
1.868%, Due 12/19/2039, 2001 AR5 1A		94	93
0.385%, Due 4/25/2045, 2005 AR6 2A1AB		150	143
0.475%, Due 7/25/2045, 2005 AR9 A1AB		87	83
0.445%, Due 10/25/2045, 2005 AR13 A1A1		352	335
0.425%, Due 12/25/2045, 2005 AR17 A1A1B		152	143
Wells Fargo Mortgage Backed Securities Trust, 2.603%, Due 3/25/2035, 2005 AR3 2A1B		88	89

Total Collateralized Mortgage Obligations (Cost $19,167)			19,890

FOREIGN COLLATERALIZED MORTGAGE OBLIGATION- 1.62%
Fondo de Titulizacion de Activos, 0.392%, Due 6/16/2049, 16 A2	EUR	1,109	1,297
IM Pastor 4 Fondo de Titulizacion de Activos, 0.356%, Due 3/22/2044, 4 A	EUR	1,265	1,488
Rural Hipotecario IX Fondo de Titulizacion de Activos, 0.339%, Due 2/17/2050, 9 A2	EUR	509	643
TDA CAM Fondo de Titulizacion de Activos, 0.313%, Due 2/26/2049, 8 A	EUR	887	1,076

Total Foreign Collateralized Mortgage Obligation (Cost $4,606)			4,504

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.67%
Cobalt CMBS Commercial Mortgage Trust, 5.969%, Due 5/15/2046, 2007 C3 A1A		862	942
DBRR Trust, 0.853%, Due 2/25/2045, 2013 EZ2 AE I		893	893
LB-UBS Commercial Mortgage Trust, 0.403%, Due 9/15/2045, 2007 C7 XW		1,254	11

Total Commercial Mortgage-Backed Obligations (Cost $1,862)			1,846

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.78% (Cost $2,160)
Fannie Mae TBA, 4.50%, Due 9/1/2041 L		2,000	2,160

U.S. AGENCY OBLIGATIONS - 0.10% (Cost $272)
Fannie Mae Notes, 3.15%, Due 12/27/2027 B M		300	290

U.S. TREASURY OBLIGATIONS - 26.09%
U.S. Treasury Inflation Protected Securities - 4.33%
1.625%, Due 1/15/2015 K		125	125
0.125%, Due 7/15/2022 K N		1,555	1,558
0.125%, Due 7/15/2024 K		6,724	6,661
2.375%, Due 1/15/2025 K N		1,176	1,425
2.00%, Due 1/15/2026 K		60	71
2.375%, Due 1/15/2027 K		449	554
3.875%, Due 4/15/2029 K N		490	723
0.625%, Due 2/15/2043 K		972	918

			12,035

U.S. Treasury Floating Rate Note - 2.43%
0.075%, Due 1/31/2016, B		2,525	2,525
0.100%, Due 7/31/2016, B		4,220	4,221

			6,746

U.S. Treasury Notes/Bonds - 19.33%
2.00%, Due 4/30/2016		400	411

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

	Par AmountA	Fair Value
	(000’s)	(000’s)
0.875%, Due 7/15/2017	$5,000	$4,995
1.625%, Due 7/31/2019	21,900	21,902
1.25%, Due 10/31/2019	2,500	2,446
1.875%, Due 6/30/2020	3,000	3,008
3.625%, Due 2/15/2021N	3,000	3,308
2.00%, Due 11/15/2021	700	697
2.50%, Due 5/15/2024	12,100	12,273
5.50%, Due 8/15/2028	2,000	2,672
3.125%, Due 8/15/2044	2,000	2,016

		53,728

Total U.S. Treasury Obligations (Cost $72,028)		72,509

	Shares
SHORT-TERM INVESTMENTS - 6.29%
Short-Term Investments - 4.13%
JPMorgan U.S. Government Money Market Fund, Capital Class	11,463,456	11,463

	Par AmountA
	(000’s)
Banks - 0.32%
Itau Unibanco S.A./ New York , 0.01%, Due 5/31/2016	$900	900

U.S. Treasury Bills - 0.04%
0.102%, Due 10/16/2014N	86	86
0.138%, Due 11/6/2014N	37	37

		123

U.S. Treasury Notes - 1.80%
0.25%, Due 10/31/2014	2,000	2,001
2.375%, Due 10/31/2014	1,000	1,004
0.25%, Due 11/30/2014	2,000	2,001

		5,006

Total Short-Term Investments (Cost $17,492)		17,492

TOTAL INVESTMENTS - 114.71% (Cost $312,879)		318,802
PURCHASED OPTIONS - 1.36% (Cost $5,165)		3,776
WRITTEN OPTIONS - (0.89%)(Premiums $3,775)		(2,462)
LIABILITIES, NET OF OTHER ASSETS - (15.18%)		(42,197)

TOTAL NET ASSETS - 100.00%		$277,919

Percentages are stated as a percent of net assets.

A	In U.S. Dollars unless otherwise noted.
B	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
C	PLC - Public Limited Company.
D	Non-income producing security.
E	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $37,691 or 13.57% of net assets. The Fund has no right to demand registration of these securities.
F	Term Loan.
G	LLC - Limited Liability Company.
H	LP - Limited Partnership.
I	Fair valued pursuant to procedures approved by the Board of Trustees. At the period end, the amount of fair valued securities was $1,574 or 0.57% of net assets.
J	Par value represents units rather than shares.
K	Inflation-Indexed Note.
L	TBA - To Be Announced.
M	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
N	This security or a piece thereof is held as segregated collateral for interest rate and credit default swaps.
O	Pay-In-Kind Security.

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Futures Contracts Open on August 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
10-Year Japanese Bond September Futures	Short	6	September, 2014	$(8,432,697)	$(69,928)
Canadian 10-Year Bond December Futures	Short	14	December, 2014	(1,768,252)	(14,323)
Euro 3-Month EURIBOR December Futures	Long	32	December, 2015	10,481,641	14,222
Euro 3-Month EURIBOR December Futures	Short	32	December, 2016	(10,453,260)	(29,495)
Euro BOBL September Futures	Short	3	September, 2014	(509,405)	(7,269)
Euro BTP September Futures	Short	13	September, 2014	(2,229,458)	(111,440)
Euro BUND September Futures	Short	19	September, 2014	(3,783,203)	(63,548)
Euro BUND September Futures	Short	84	September, 2014	16,725,742	(742,495)
Euro OAT September Futures	Short	7	September, 2014	(1,338,626)	(41,018)
Euro OAT September Futures	Short	49	September, 2014	(9,370,381)	(495,709)
Euro SCHATZ December Futures	Short	80	December, 2014	(11,658,941)	(1,580)
Long GILT December Futures	Short	8	December, 2014	(1,507,948)	(11,979)
U.S. Long Bond December Futures	Short	1	December, 2014	(140,094)	(814)
U.S. Treasury 10-Year Note December Futures	Short	81	December, 2014	(10,188,281)	(34,880)
U.S. Treasury 2-Year Note December Futures	Short	49	December, 2014	(10,733,297)	(9,333)
U.S. Treasury 5-Year Note December Futures	Short	86	December, 2014	(10,219,891)	(30,973)
U.S. Ultra Bond December Futures	Short	26	December, 2014	(4,043,000)	(36,949)
U.S. Ultra Bond December Futures	Short	8	December, 2014	(1,244,000)	(11,336)

				$(60,413,351)	$(1,698,847)

Centrally cleared swap agreements outstanding on August 31, 2014:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	3-Month USD-LIBOR	1.0000	7/3/2016	USD	2,599	$—	$(3,276)	$(3,276)
Pay	3-Month USD-LIBOR	1.0000	7/7/2016	USD	2,595	—	(3,932)	(3,932)
Pay	3-Month USD-LIBOR	1.0000	7/11/2016	USD	3,553	—	(2,596)	(2,596)
Pay	3-Month USD-LIBOR	1.0000	7/22/2016	USD	2,679	—	20	20
Pay	3-Month USD-LIBOR	1.0000	7/22/2016	USD	2,679	—	(788)	(788)
Receive	6-Month JPY-LIBOR	0.3325	8/22/2016	JPY	166,139	—	4,865	4,865
Pay	3-Month USD-LIBOR	1.0000	12/17/2016	USD	3,000	267	(4,303)	(4,036)
Receive	3-Month AUD-BBSW	3.5000	3/16/2017	AUD	49,200	(8,295)	245,077	236,782
Receive	6-Month EUR-LIBOR	0.5270	7/11/2017	EUR	5,184	—	8,739	8,739
Pay	3-Month USD-LIBOR	0.2336	7/15/2017	USD	12,100	2,451	12,239	14,690
Receive	3-Month SEK-LIBOR	2.9300	9/16/2017	SEK	15,949	—	95,682	95,682
Receive	3-Month AUD-BBSW	3.2500	9/21/2017	AUD	26,400	5,888	19,805	25,693
Pay	3-Month USD-LIBOR	1.0000	12/17/2017	USD	26,200	(56,011)	(49,191)	(105,202)
Receive	3-Month USD-LIBOR	2.3200	3/24/2018	USD	746	—	4,246	4,246
Receive	3-Month USD-LIBOR	2.3330	3/29/2018	USD	738	—	4,268	4,268
Receive	3-Month USD-LIBOR	2.4000	3/29/2018	USD	723	—	5,120	5,120
Receive	6-Month EUR-LIBOR	1.3120	4/11/2018	EUR	9,025	—	90,190	90,190
Receive	3-Month USD-LIBOR	2.2100	6/9/2018	USD	707	—	383	383
Receive	3-Month USD-LIBOR	2.2775	6/13/2018	USD	734	—	1,269	1,269
Receive	3-Month AUD-BBSW	4.0000	6/18/2018	AUD	31,900	(52,905)	496,331	443,426
Receive	6-Month GBP-LIBOR	2.8475	6/19/2018	GBP	1,797	—	12,745	12,745
Receive	6-Month GBP-LIBOR	2.8440	7/10/2018	GBP	1,861	—	12,681	12,681
Receive	6-Month GBP-LIBOR	2.8018	7/10/2018	GBP	3,676	—	22,612	22,612
Pay	6-Month GBP-LIBOR	1.0000	8/5/2018	GBP	1,818	—	(19,032)	(19,032)
Pay	6-Month GBP-LIBOR	1.0000	8/8/2018	GBP	1,834	—	(17,880)	(17,880)
Receive	3-Month USD-LIBOR	2.4020	8/8/2018	USD	1,797	—	3,931	3,931
Receive	3-Month USD-LIBOR	2.3813	8/8/2018	USD	2,709	—	4,844	4,844
Pay	6-Month GBP-LIBOR	1.0000	8/11/2018	GBP	1,786	—	(14,813)	(14,813)
Pay	6-Month GBP-LIBOR	1.0000	8/15/2018	GBP	1,749	—	(6,319)	(6,319)
Pay	6-Month GBP-LIBOR	1.0000	8/15/2018	GBP	1,805	—	(6,378)	(6,378)
Receive	3-Month USD-LIBOR	2.3420	8/15/2018	USD	2,656	—	2,146	2,146
Receive	3-Month USD-LIBOR	2.2550	8/18/2018	USD	2,644	—	(2,623)	(2,623)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	3-Month USD-LIBOR	2.2625	8/19/2018	USD	2,677	$—	$(2,323)	$(2,323)
Pay	6-Month GBP-LIBOR	1.0000	8/20/2018	GBP	881	—	(3,326)	(3,326)
Pay	6-Month JPY-LIBOR	1.0000	8/22/2018	JPY	335,681	—	(23,797)	(23,797)
Receive	3-Month USD-LIBOR	2.2950	8/22/2018	USD	1,311	—	(415)	(415)
Pay	6-Month GBP-LIBOR	1.0000	8/26/2018	GBP	1,809	—	(4,351)	(4,351)
Pay	6-Month GBP-LIBOR	1.0000	8/26/2018	GBP	1,809	—	(3,778)	(3,778)
Receive	3-Month USD-LIBOR	2.3563	8/30/2018	USD	2,707	—	1,651	1,651
Receive	3-Month USD-LIBOR	2.3630	8/30/2018	USD	2,714	—	2,007	2,007
Receive	3-Month USD-LIBOR	2.9300	12/19/2018	USD	2,721	—	23,026	23,026
Receive	3-Month USD-LIBOR	2.9700	12/20/2018	USD	1,752	—	16,120	16,120
Receive	3-Month USD-LIBOR	2.9800	12/20/2018	USD	1,720	—	16,149	16,149
Receive	3-Month USD-LIBOR	3.1250	12/23/2018	USD	1,745	—	21,070	21,070
Receive	3-Month USD-LIBOR	3.1250	12/23/2018	USD	1,745	—	21,070	21,070
Receive	3-Month USD-LIBOR	3.1050	12/23/2018	USD	1,757	—	20,545	20,545
Receive	3-Month USD-LIBOR	3.1063	12/28/2018	USD	1,873	—	21,712	21,712
Pay	3-Month USD-LIBOR	0.2349	2/26/2019	USD	972	—	97	97
Pay	3-Month USD-LIBOR	1.0000	3/9/2019	USD	975	—	(3,413)	(3,413)
Receive	6-Month EUR-LIBOR	1.6400	3/27/2019	EUR	1,817	—	46,374	46,374
Receive	6-Month EUR-LIBOR	1.5670	4/3/2019	EUR	885	—	20,789	20,789
Receive	6-Month AUD-BBSW	2.9675	6/16/2019	AUD	443	—	(4,431)	(4,431)
Receive	6-Month AUD-BBSW	4.0000	6/18/2019	AUD	10,600	55,344	314,664	370,008
Pay	6-Month GBP-LIBOR	1.0000	6/19/2019	GBP	1,832	—	(12,615)	(12,615)
Receive	3-Month USD-LIBOR	1.9910	6/28/2019	USD	821	—	10,217	10,217
Receive	3-Month USD-LIBOR	1.9900	7/3/2019	USD	1,504	—	18,450	18,450
Receive	3-Month USD-LIBOR	2.0215	7/7/2019	USD	1,501	—	20,475	20,475
Pay	6-Month GBP-LIBOR	1.0000	7/9/2019	GBP	2,105	—	(13,795)	(13,795)
Pay	6-Month GBP-LIBOR	1.0000	7/10/2019	GBP	4,149	—	(24,780)	(24,780)
Pay	6-Month EUR-LIBOR	1.0000	7/11/2019	EUR	1,728	—	(13,112)	(13,112)
Receive	3-Month USD-LIBOR	1.9465	7/11/2019	USD	2,061	—	20,703	20,703
Receive	3-Month USD-LIBOR	1.8950	7/22/2019	USD	1,542	—	11,313	11,313
Receive	3-Month USD-LIBOR	1.9257	7/22/2019	USD	1,542	—	13,554	13,554
Receive	3-Month USD-LIBOR	2.8430	8/14/2019	USD	1,820	—	3,652	3,652
Receive	3-Month USD-LIBOR	2.8403	8/14/2019	USD	3,615	—	7,067	7,067
Receive	3-Month USD-LIBOR	2.7500	8/21/2019	USD	1,818	—	271	271
Pay	3-Month USD-LIBOR	1.0000	12/17/2019	USD	5,500	(53,982)	(30,327)	(84,309)
Receive	6-Month AUD-BBSW	3.7500	12/17/2019	AUD	7,900	134,211	32,216	166,427
Pay	6-Month EUR-LIBOR	1.0000	4/11/2020	EUR	5,076	—	(182,823)	(182,823)
Receive	6-Month GBP-LIBOR	3.0250	5/14/2020	GBP	887	—	19,280	19,280
Receive	6-Month GBP-LIBOR	3.0500	5/15/2020	GBP	1,773	—	40,601	40,601
Receive	6-Month GBP-LIBOR	3.1300	5/21/2020	GBP	947	—	13,823	13,823
Receive	6-Month GBP-LIBOR	3.1500	5/22/2020	GBP	1,871	—	28,424	28,424
Receive	6-Month GBP-LIBOR	3.0300	5/29/2020	GBP	893	—	10,227	10,227
Pay	6-Month EUR-LIBOR	1.0000	6/5/2020	EUR	1,421	—	(38,633)	(38,633)
Pay	6-Month EUR-LIBOR	1.0000	6/9/2020	EUR	704	—	(19,195)	(19,195)
Receive	3-Month CAN-CDOR	3.2000	6/14/2020	CAD	470	—	5,263	5,263
Receive	6-Month GBP-LIBOR	3.1730	6/18/2020	GBP	1,070	—	16,628	16,628
Receive	6-Month GBP-LIBOR	3.2150	6/20/2020	GBP	463	—	7,788	7,788
Receive	6-Month GBP-LIBOR	3.1490	6/25/2020	GBP	783	—	11,517	11,517
Receive	6-Month GBP-LIBOR	3.0750	6/27/2020	GBP	584	—	7,276	7,276
Receive	6-Month GBP-LIBOR	3.1030	7/9/2020	GBP	384	—	5,048	5,048
Receive	6-Month GBP-LIBOR	3.0450	7/10/2020	GBP	575	—	6,540	6,540
Receive	6-Month GBP-LIBOR	2.5762	8/5/2020	GBP	726	—	17,136	17,136
Receive	6-Month GBP-LIBOR	2.5760	8/5/2020	GBP	736	—	17,358	17,358
Receive	6-Month GBP-LIBOR	2.5700	8/6/2020	GBP	735	—	16,919	16,919
Receive	6-Month GBP-LIBOR	2.5348	8/6/2020	GBP	1,469	—	29,791	29,791
Receive	6-Month GBP-LIBOR	2.5225	8/7/2020	GBP	726	—	13,978	13,978
Receive	6-Month GBP-LIBOR	2.5310	8/7/2020	GBP	743	—	14,800	14,800
Receive	6-Month GBP-LIBOR	2.5280	8/7/2020	GBP	743	—	14,625	14,625
Receive	6-Month GBP-LIBOR	2.4500	8/10/2020	GBP	362	—	4,828	4,828
Receive	6-Month GBP-LIBOR	2.4626	8/10/2020	GBP	362	—	5,192	5,192
Receive	6-Month GBP-LIBOR	2.4555	8/10/2020	GBP	1,466	—	20,205	20,205
Receive	3-Month USD-LIBOR	2.3040	8/19/2020	USD	1,008	—	138	138
Receive	3-Month USD-LIBOR	2.2960	8/20/2020	USD	1,005	—	(317)	(317)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	3-Month USD-LIBOR	2.2912	8/21/2020	USD	1,005	$—	$(604)	$(604)
Receive	6-Month JPY-LIBOR	1.1200	8/22/2020	JPY	169,543	—	20,450	20,450
Pay	3-Month SEK-LIBOR	1.0000	9/16/2020	SEK	6,727	—	(92,978)	(92,978)
Receive	3-Month USD-LIBOR	4.0900	11/26/2020	USD	4,271	—	82,068	82,068
Receive	3-Month USD-LIBOR	4.0600	11/27/2020	USD	2,095	—	39,049	39,049
Receive	3-Month USD-LIBOR	4.0610	11/27/2020	USD	1,922	—	35,859	35,859
Receive	3-Month USD-LIBOR	4.1100	11/27/2020	USD	2,920	—	57,062	57,062
Receive	3-Month USD-LIBOR	4.0620	11/29/2020	USD	1,915	—	35,755	35,755
Receive	3-Month USD-LIBOR	4.1075	11/29/2020	USD	1,915	—	37,329	37,329
Receive	3-Month USD-LIBOR	4.0570	11/29/2020	USD	1,915	—	35,584	35,584
Receive	3-Month USD-LIBOR	4.1225	12/3/2020	USD	1,816	—	35,769	35,769
Pay	6-Month EUR-LIBOR	1.0000	3/25/2021	EUR	3,772	—	(115,844)	(115,844)
Pay	6-Month EUR-LIBOR	1.0000	4/3/2021	EUR	1,832	—	(52,363)	(52,363)
Receive	6-Month JPY-LIBOR	0.9200	5/13/2021	JPY	348,425	—	19,780	19,780
Receive	6-Month JPY-LIBOR	0.8800	5/20/2021	JPY	345,408	—	16,675	16,675
Pay	6-Month EUR-LIBOR	1.0000	6/9/2021	EUR	2,648	—	(58,913)	(58,913)
Receive	1-Month MXN-TIIE	5.6100	7/7/2021	MXN	19,200	(7,779)	12,617	4,838
Receive	6-Month JPY-LIBOR	0.6925	8/19/2021	JPY	353,217	—	945	945
Pay	3-Month USD-LIBOR	1.0000	9/3/2021	USD	7,832	—	—	—
Pay	3-Month USD-LIBOR	1.0000	9/22/2021	USD	4,575	—	(102,767)	(102,767)
Pay	3-Month USD-LIBOR	1.0000	12/17/2021	USD	3,200	(41,120)	(7,188)	(48,308)
Pay	6-Month EUR-LIBOR	1.0000	3/26/2022	EUR	2,535	—	(120,107)	(120,107)
Pay	6-Month EUR-LIBOR	1.0000	3/26/2022	EUR	2,495	—	(118,235)	(118,235)
Pay	6-Month GBP-LIBOR	1.0000	5/13/2022	GBP	4,081	—	(71,546)	(71,546)
Pay	6-Month GBP-LIBOR	1.0000	5/14/2022	GBP	2,034	—	(34,829)	(34,829)
Receive	6-Month GBP-LIBOR	3.8025	9/13/2022	GBP	294	—	23,254	23,254
Receive	6-Month GBP-LIBOR	3.5463	10/7/2022	GBP	741	—	43,912	43,912
Receive	3-Month USD-LIBOR	4.1650	12/11/2022	USD	769	—	37,029	37,029
Receive	3-Month USD-LIBOR	4.1410	12/12/2022	USD	1,153	—	54,244	54,244
Pay	6-Month EUR-LIBOR	0.3910	2/10/2023	EUR	232	—	(22,044)	(22,044)
Pay	6-Month EUR-LIBOR	0.3910	2/10/2023	EUR	1,375	—	(131,699)	(131,699)
Receive	6-Month EUR-LIBOR	2.9400	3/25/2023	EUR	1,976	—	57,768	57,768
Receive	6-Month EUR-LIBOR	2.8690	4/6/2023	EUR	961	—	26,119	26,119
Pay	6-Month JPY-LIBOR	1.0000	5/12/2023	JPY	709,679	—	(47,305)	(47,305)
Pay	6-Month JPY-LIBOR	1.0000	5/20/2023	JPY	700,224	—	(39,969)	(39,969)
Receive	6-Month GBP-LIBOR	3.3140	5/21/2023	GBP	538	—	19,213	19,213
Receive	6-Month EUR-LIBOR	2.7262	6/9/2023	EUR	5,538	—	124,725	124,725
Receive	6-Month NOK-NIBOR	4.0000	7/1/2023	NOK	8,368	—	62,921	62,921
Pay	6-Month JPY-LIBOR	1.0000	8/19/2023	JPY	713,949	—	(6,345)	(6,345)
Pay	6-Month GBP-LIBOR	0.6303	9/7/2023	GBP	343	—	(15,481)	(15,481)
Receive	6-Month GBP-LIBOR	3.9962	9/17/2023	GBP	317	—	26,090	26,090
Pay	6-Month NOK-NIBOR	1.0000	9/25/2023	NOK	3,182	—	(28,680)	(28,680)
Receive	3-Month SEK-LIBOR	3.6250	9/25/2023	SEK	3,357	—	8,125	8,125
Pay	6-Month GBP-LIBOR	1.0000	10/15/2023	GBP	554	—	(39,204)	(39,204)
Pay	3-Month USD-LIBOR	1.0000	11/26/2023	USD	5,080	—	(103,558)	(103,558)
Pay	3-Month USD-LIBOR	0.2306	12/18/2023	USD	2,000	(32,547)	(65,532)	(98,079)
Pay	6-Month GBP-LIBOR	1.0000	1/10/2024	GBP	273	—	(19,164)	(19,164)
Pay	3-Month USD-LIBOR	1.0000	2/29/2024	USD	653	—	(24,868)	(24,868)
Pay	3-Month USD-LIBOR	1.0000	3/9/2024	USD	721	—	(36,602)	(36,602)
Pay	6-Month EUR-LIBOR	1.0000	3/28/2024	EUR	1,591	—	(109,512)	(109,512)
Receive	6-Month EUR-LIBOR	2.3340	4/11/2024	EUR	910	—	80,951	80,951
Receive	3-Month USD-LIBOR	3.9700	5/1/2024	USD	1,315	—	38,206	38,206
Pay	6-Month GBP-LIBOR	1.0000	5/22/2024	GBP	2,111	—	(36,516)	(36,516)
Pay	6-Month GBP-LIBOR	1.0000	5/22/2024	GBP	1,057	—	18,279	18,279
Pay	6-Month GBP-LIBOR	1.0000	5/23/2024	GBP	1,072	—	(18,281)	(18,281)
Pay	6-Month GBP-LIBOR	1.0000	5/23/2024	GBP	533	—	(9,050)	(9,050)
Pay	6-Month GBP-LIBOR	1.0000	5/31/2024	GBP	968	—	(14,008)	(14,008)
Pay	6-Month GBP-LIBOR	1.0000	5/31/2024	GBP	525	—	(7,339)	(7,339)
Pay	6-Month GBP-LIBOR	1.0000	5/31/2024	GBP	840	—	(11,855)	(11,855)
Pay	6-Month GBP-LIBOR	1.0000	6/3/2024	GBP	1,053	—	(17,663)	(17,663)
Receive	6-Month GBP-LIBOR	3.4600	6/3/2024	GBP	177	—	6,638	6,638
Receive	6-Month GBP-LIBOR	3.5500	6/5/2024	GBP	148	—	6,470	6,470
Receive	6-Month EUR-LIBOR	2.8250	6/6/2024	EUR	958	—	18,797	18,797

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	6-Month GBP-LIBOR	3.5400	6/12/2024	GBP	154	$—	$6,623	$6,623
Pay	6-Month GBP-LIBOR	1.0000	6/13/2024	GBP	877	—	(14,533)	(14,533)
Pay	6-Month GBP-LIBOR	1.0000	6/13/2024	GBP	631	—	(9,945)	(9,945)
Pay	6-Month GBP-LIBOR	1.0000	6/16/2024	GBP	430	—	(6,827)	(6,827)
Receive	6-Month EUR-LIBOR	2.8925	6/17/2024	EUR	591	—	12,481	12,481
Pay	6-Month AUD-BBSW	0.0000	6/18/2024	AUD	12,200	(116,167)	(934,769)	(1,050,936)
Pay	3-Month USD-LIBOR	0.2306	6/18/2024	USD	9,900	(125,218)	(338,328)	(463,546)
Pay	6-Month GBP-LIBOR	1.0000	6/18/2024	GBP	1,817	—	(30,771)	(30,771)
Receive	6-Month GBP-LIBOR	3.5120	6/19/2024	GBP	211	—	8,601	8,601
Pay	6-Month GBP-LIBOR	1.0000	6/20/2024	GBP	1,086	—	(17,397)	(17,397)
Pay	6-Month GBP-LIBOR	1.0000	6/20/2024	GBP	588	—	(8,834)	(8,834)
Pay	6-Month GBP-LIBOR	1.0000	6/20/2024	GBP	788	—	(13,679)	(13,679)
Receive	6-Month EUR-LIBOR	2.8840	6/20/2024	EUR	972	—	20,301	20,301
Receive	6-Month GBP-LIBOR	3.5320	6/20/2024	GBP	211	—	8,896	8,896
Receive	6-Month EUR-LIBOR	2.8060	6/23/2024	EUR	581	—	11,020	11,020
Pay	6-Month GBP-LIBOR	1.0000	6/27/2024	GBP	885	—	(13,818)	(13,818)
Pay	6-Month GBP-LIBOR	1.0000	6/27/2024	GBP	443	—	(7,102)	(7,102)
Pay	6-Month GBP-LIBOR	1.0000	6/27/2024	GBP	317	—	(4,486)	(4,486)
Pay	6-Month GBP-LIBOR	1.0000	6/27/2024	GBP	660	—	(9,258)	(9,258)
Pay	3-Month USD-LIBOR	1.0000	7/3/2024	USD	581	—	(26,113)	(26,113)
Pay	3-Month USD-LIBOR	1.0000	7/7/2024	USD	580	—	(27,075)	(27,075)
Pay	3-Month USD-LIBOR	1.0000	7/11/2024	USD	796	—	(31,453)	(31,453)
Pay	6-Month GBP-LIBOR	1.0000	7/11/2024	GBP	650	—	(9,350)	(9,350)
Pay	6-Month GBP-LIBOR	1.0000	7/11/2024	GBP	968	—	(11,664)	(11,664)
Pay	3-Month USD-LIBOR	1.0000	7/22/2024	USD	597	—	(20,707)	(20,707)
Pay	3-Month USD-LIBOR	1.0000	7/22/2024	USD	597	—	(20,796)	(20,796)
Pay	6-Month GBP-LIBOR	1.0000	8/8/2024	GBP	637	—	(5,149)	(5,149)
Pay	6-Month GBP-LIBOR	1.0000	8/8/2024	GBP	636	—	(4,725)	(4,725)
Pay	6-Month GBP-LIBOR	1.0000	8/8/2024	GBP	637	—	(3,155)	(3,155)
Pay	6-Month EUR-LIBOR	1.0000	8/12/2024	EUR	362	—	(6,740)	(6,740)
Pay	3-Month USD-LIBOR	1.0000	8/13/2024	USD	934	—	(7,913)	(7,913)
Pay	3-Month USD-LIBOR	1.0000	8/13/2024	USD	1,849	—	(14,885)	(14,885)
Pay	3-Month USD-LIBOR	1.0000	8/20/2024	USD	929	—	(3,725)	(3,725)
Receive	3-Month USD-LIBOR	3.1300	9/5/2024	USD	2,274	—	—	—
Receive	6-Month EUR-LIBOR	2.2500	9/18/2024	EUR	9,800	47,823	291,192	339,015
Pay	3-Month USD-LIBOR	1.0000	12/17/2024	USD	4,000	(44,231)	(101,502)	(145,733)
Pay	6-Month AUD-BBSW	1.0000	12/17/2024	AUD	2,900	(71,865)	(49,172)	(121,037)
Pay	6-Month NOK-NIBOR	1.0000	7/1/2025	NOK	6,276	—	(57,813)	(57,813)
Pay	6-Month GBP-LIBOR	1.0000	8/5/2025	GBP	463	—	(22,133)	(22,133)
Pay	6-Month GBP-LIBOR	1.0000	8/5/2025	GBP	472	—	(22,563)	(22,563)
Pay	6-Month GBP-LIBOR	1.0000	8/6/2025	GBP	470	—	(21,988)	(21,988)
Pay	6-Month GBP-LIBOR	1.0000	8/6/2025	GBP	940	—	(37,611)	(37,611)
Pay	6-Month GBP-LIBOR	1.0000	8/7/2025	GBP	463	—	(17,579)	(17,579)
Pay	6-Month GBP-LIBOR	1.0000	8/7/2025	GBP	479	—	(18,495)	(18,495)
Pay	6-Month GBP-LIBOR	1.0000	8/7/2025	GBP	479	—	(18,143)	(18,143)
Pay	6-Month GBP-LIBOR	1.0000	8/10/2025	GBP	231	—	(6,087)	(6,087)
Pay	6-Month GBP-LIBOR	1.0000	8/10/2025	GBP	231	—	(6,406)	(6,406)
Pay	6-Month GBP-LIBOR	1.0000	8/10/2025	GBP	945	—	(25,093)	(25,093)
Pay	6-Month GBP-LIBOR	1.0000	8/17/2025	GBP	383	—	(10,554)	(10,554)
Pay	6-Month GBP-LIBOR	1.0000	8/18/2025	GBP	384	—	(8,941)	(8,941)
Pay	6-Month GBP-LIBOR	1.0000	8/19/2025	GBP	383	—	(7,688)	(7,688)
Receive	3-Month USD-LIBOR	4.5000	10/29/2025	USD	674	—	21,507	21,507
Receive	3-Month USD-LIBOR	4.5000	10/31/2025	USD	372	—	11,870	11,870
Receive	3-Month USD-LIBOR	4.5000	10/31/2025	USD	372	—	11,870	11,870
Receive	3-Month USD-LIBOR	4.4750	11/1/2025	USD	674	—	20,912	20,912
Receive	3-Month USD-LIBOR	4.8200	11/15/2025	USD	784	—	32,785	32,785
Receive	6-Month EUR-LIBOR	2.9180	3/26/2026	EUR	2,297	—	227,589	227,589
Receive	6-Month EUR-LIBOR	2.9200	3/26/2026	EUR	2,262	—	224,511	224,511
Receive	3-Month USD-LIBOR	3.5600	4/23/2026	USD	628	—	29,216	29,216
Receive	6-Month JPY-LIBOR	1.8640	5/12/2026	JPY	243,762	—	25,716	25,716
Receive	6-Month JPY-LIBOR	1.8190	5/22/2026	JPY	241,248	—	21,933	21,933
Pay	6-Month EUR-LIBOR	1.0000	6/9/2026	EUR	1,976	—	(63,451)	(63,451)
Receive	3-Month USD-LIBOR	3.4750	6/20/2026	USD	634	—	22,666	22,666

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	6-Month JPY-LIBOR	1.6210	8/21/2026	JPY	244,587	$—	$4,836	$4,836
Pay	3-Month USD-LIBOR	1.0000	12/19/2026	USD	688	—	(61,807)	(61,807)
Pay	3-Month USD-LIBOR	1.0000	12/20/2026	USD	459	—	(40,941)	(40,941)
Pay	3-Month USD-LIBOR	1.0000	12/20/2026	USD	423	—	(38,884)	(38,884)
Pay	3-Month USD-LIBOR	1.0000	12/23/2026	USD	460	—	(43,325)	(43,325)
Pay	3-Month USD-LIBOR	1.0000	12/23/2026	USD	454	—	(43,524)	(43,524)
Pay	3-Month USD-LIBOR	1.0000	12/23/2026	USD	454	—	(43,524)	(43,524)
Pay	3-Month USD-LIBOR	1.0000	12/28/2026	USD	468	—	(43,428)	(43,428)
Pay	6-Month GBP-LIBOR	1.0000	8/5/2027	GBP	850	—	(19,840)	(19,840)
Pay	6-Month GBP-LIBOR	1.0000	8/26/2027	GBP	880	—	(7,377)	(7,377)
Receive	6-Month EUR-LIBOR	3.3300	7/3/2028	EUR	140	—	8,675	8,675
Receive	6-Month EUR-LIBOR	3.3600	7/3/2028	EUR	276	—	17,578	17,578
Receive	6-Month EUR-LIBOR	3.3600	7/3/2028	EUR	276	—	17,578	17,578
Receive	6-Month EUR-LIBOR	3.3350	7/3/2028	EUR	274	—	17,057	17,057
Receive	6-Month EUR-LIBOR	3.4650	7/11/2028	EUR	431	—	30,005	30,005
Pay	6-Month GBP-LIBOR	1.0000	9/13/2028	GBP	611	—	(40,066)	(40,066)
Pay	6-Month GBP-LIBOR	1.0000	10/9/2028	GBP	949	—	(50,476)	(50,476)
Pay	6-Month GBP-LIBOR	1.0000	10/9/2028	GBP	525	—	(27,659)	(27,659)
Pay	3-Month USD-LIBOR	1.0000	10/31/2028	USD	1,976	—	(38,913)	(38,913)
Pay	3-Month USD-LIBOR	1.0000	10/31/2028	USD	1,976	—	(38,913)	(38,913)
Pay	3-Month USD-LIBOR	1.0000	10/31/2028	USD	3,423	—	(66,805)	(66,805)
Pay	3-Month USD-LIBOR	1.0000	11/3/2028	USD	3,446	—	(66,004)	(66,004)
Pay	3-Month USD-LIBOR	1.0000	11/5/2028	USD	4,038	—	(81,582)	(81,582)
Pay	3-Month USD-LIBOR	1.0000	11/14/2028	USD	4,000	—	(100,779)	(100,779)
Pay	3-Month USD-LIBOR	1.0000	11/27/2028	USD	492	—	(44,758)	(44,758)
Pay	3-Month USD-LIBOR	1.0000	11/27/2028	USD	745	—	(70,035)	(70,035)
Pay	3-Month USD-LIBOR	1.0000	11/27/2028	USD	542	—	(48,971)	(48,971)
Pay	3-Month USD-LIBOR	1.0000	11/29/2028	USD	496	—	(44,911)	(44,911)
Pay	3-Month USD-LIBOR	1.0000	11/29/2028	USD	496	—	(46,264)	(46,264)
Pay	3-Month USD-LIBOR	1.0000	11/29/2028	USD	496	—	(44,745)	(44,745)
Pay	3-Month USD-LIBOR	1.0000	12/3/2028	USD	454	—	(42,923)	(42,923)
Receive	6-Month GBP-LIBOR	4.0000	3/23/2029	GBP	1,340	—	37,960	37,960
Pay	6-Month EUR-LIBOR	1.0000	3/26/2029	EUR	841	—	(119,745)	(119,745)
Pay	6-Month EUR-LIBOR	1.0000	3/26/2029	EUR	827	—	(111,007)	(111,007)
Pay	3-Month USD-LIBOR	1.0000	4/27/2029	USD	5,109	—	(62,549)	(62,549)
Pay	3-Month USD-LIBOR	1.0000	5/1/2029	USD	1,555	—	(35,634)	(35,634)
Pay	3-Month USD-LIBOR	1.0000	5/1/2029	USD	1,256	—	(28,769)	(28,769)
Pay	3-Month USD-LIBOR	1.0000	5/1/2029	USD	1,052	—	(23,647)	(23,647)
Pay	6-Month GBP-LIBOR	1.0000	5/20/2029	GBP	941	—	(34,190)	(34,190)
Pay	6-Month GBP-LIBOR	1.0000	6/3/2029	GBP	566	—	(21,861)	(21,861)
Pay	3-Month NZD-BBR	1.0000	6/5/2029	NZD	471	—	13,400	13,400
Pay	6-Month GBP-LIBOR	1.0000	6/12/2029	GBP	491	—	(20,065)	(20,065)
Pay	6-Month GBP-LIBOR	1.0000	6/19/2029	GBP	502	—	(19,336)	(19,336)
Pay	6-Month GBP-LIBOR	1.0000	6/20/2029	GBP	502	—	(19,352)	(19,352)
Pay	6-Month GBP-LIBOR	1.0000	8/12/2029	GBP	216	—	(7,123)	(7,123)
Pay	6-Month GBP-LIBOR	1.0000	8/12/2029	GBP	216	—	(7,479)	(7,479)
Receive	3-Month USD-LIBOR	3.6625	8/13/2029	USD	262	—	3,994	3,994
Receive	3-Month USD-LIBOR	3.6700	8/13/2029	USD	265	—	4,193	4,193
Pay	6-Month GBP-LIBOR	1.0000	3/23/2031	GBP	1,282	—	(55,143)	(55,143)
Receive	6-Month JPY-LIBOR	2.7200	6/14/2032	JPY	47,517	—	7,516	7,516
Receive	6-Month JPY-LIBOR	2.6800	6/14/2032	JPY	48,655	—	6,823	6,823
Receive	6-Month JPY-LIBOR	2.7050	6/19/2032	JPY	45,786	—	6,893	6,893
Pay	6-Month EUR-LIBOR	1.0000	7/3/2033	EUR	320	—	(9,949)	(9,949)
Pay	6-Month EUR-LIBOR	1.0000	7/3/2033	EUR	640	—	(20,912)	(20,912)
Pay	6-Month EUR-LIBOR	1.0000	7/3/2033	EUR	640	—	(20,912)	(20,912)
Pay	6-Month EUR-LIBOR	1.0000	7/3/2033	EUR	638	—	(20,329)	(20,329)
Pay	6-Month EUR-LIBOR	1.0000	7/11/2033	EUR	1,006	—	(36,957)	(36,957)
Receive	3-Month USD-LIBOR	4.4300	10/31/2033	USD	988	—	24,455	24,455
Receive	3-Month USD-LIBOR	4.4300	10/31/2033	USD	988	—	24,455	24,455
Receive	3-Month USD-LIBOR	4.4200	10/31/2033	USD	1,696	—	41,488	41,488
Receive	3-Month USD-LIBOR	4.4100	11/1/2033	USD	1,708	—	41,131	41,131
Receive	3-Month USD-LIBOR	4.4400	11/5/2033	USD	2,026	—	50,663	50,663
Receive	3-Month USD-LIBOR	4.6800	11/14/2033	USD	2,066	—	66,594	66,594

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	3-Month USD-LIBOR	1.0000	12/11/2033	USD	629	$—	$(45,894)	$(45,894)
Pay	3-Month USD-LIBOR	1.0000	12/12/2033	USD	946	—	(67,863)	(67,863)
Receive	6-Month GBP-LIBOR	3.8590	3/23/2034	GBP	212	—	12,630	12,630
Receive	3-Month USD-LIBOR	4.1500	5/1/2034	USD	1,544	—	25,044	25,044
Receive	3-Month USD-LIBOR	4.1350	5/1/2034	USD	1,292	—	20,387	20,387
Pay	6-Month EUR-LIBOR	1.0000	5/27/2034	EUR	171	—	(13,163)	(13,163)
Pay	6-Month EUR-LIBOR	1.0000	5/30/2034	EUR	331	—	(24,361)	(24,361)
Pay	6-Month EUR-LIBOR	1.0000	5/30/2034	EUR	331	—	(24,538)	(24,538)
Pay	6-Month EUR-LIBOR	1.0000	5/30/2034	EUR	333	—	(24,099)	(24,099)
Receive	6-Month GBP-LIBOR	3.7900	6/4/2034	GBP	423	—	13,912	13,912
Receive	6-Month GBP-LIBOR	3.8000	6/5/2034	GBP	350	—	11,688	11,688
Receive	6-Month GBP-LIBOR	3.8100	6/12/2034	GBP	372	—	12,627	12,627
Receive	6-Month GBP-LIBOR	3.7910	6/19/2034	GBP	302	—	9,962	9,962
Receive	6-Month GBP-LIBOR	3.7800	6/20/2034	GBP	303	—	9,801	9,801
Pay	6-Month EUR-LIBOR	1.0000	7/3/2034	EUR	148	—	(9,960)	(9,960)
Receive	6-Month GBP-LIBOR	3.4425	8/5/2034	GBP	302	—	19,329	19,329
Receive	6-Month GBP-LIBOR	3.2175	8/27/2034	GBP	310	—	834	834
Pay	6-Month JPY-LIBOR	1.0000	6/14/2037	JPY	54,732	—	(3,094)	(3,094)
Pay	6-Month JPY-LIBOR	1.0000	6/14/2037	JPY	56,015	—	(1,920)	(1,920)
Pay	6-Month JPY-LIBOR	1.0000	6/19/2037	JPY	53,144	—	(1,719)	(1,719)
Receive	6-Month EUR-LIBOR	2.6000	7/3/2038	EUR	186	—	3,745	3,745
Receive	6-Month EUR-LIBOR	2.6300	7/3/2038	EUR	365	—	7,855	7,855
Receive	6-Month EUR-LIBOR	2.6300	7/3/2038	EUR	365	—	7,855	7,855
Receive	6-Month EUR-LIBOR	2.6150	7/3/2038	EUR	363	—	7,560	7,560
Receive	6-Month EUR-LIBOR	2.6800	7/11/2038	EUR	577	—	13,750	13,750
Receive	3-Month USD-LIBOR	4.0885	4/27/2039	USD	4,782	—	187,638	187,638
Pay	6-Month GBP-LIBOR	1.0000	7/28/2039	GBP	653	—	(13,745)	(13,745)
Receive	3-Month USD-LIBOR	3.6190	7/30/2039	USD	1,111	—	4,901	4,901
Pay	6-Month GBP-LIBOR	1.0000	8/23/2043	GBP	183	—	(10,810)	(10,810)
Pay	6-Month GBP-LIBOR	1.0000	1/22/2044	GBP	318	—	(60,623)	(60,623)
Pay	6-Month GBP-LIBOR	0.6009	1/22/2044	GBP	335	—	(62,984)	(62,984)
Pay	6-Month GBP-LIBOR	0.3441	1/22/2044	GBP	161	—	(32,404)	(32,404)
Pay	3-Month USD-LIBOR	1.0000	4/27/2044	USD	2,650	—	(128,588)	(128,588)
Pay	3-Month USD-LIBOR	0.2306	6/18/2044	USD	400	(5,958)	(49,686)	(55,644)
Receive	6-Month GBP-LIBOR	3.2123	7/28/2044	GBP	736	—	13,258	13,258
Pay	3-Month USD-LIBOR	1.0000	7/30/2044	USD	1,313	—	(4,104)	(4,104)
Pay	6-Month EUR-LIBOR	1.0000	8/7/2044	EUR	132	—	(5,645)	(5,645)
Pay	6-Month EUR-LIBOR	1.0000	9/17/2044	EUR	4,900	(661,626)	(923,740)	(1,585,366)
Pay	6-Month EUR-LIBOR	1.0000	3/18/2045	EUR	600	(21,483)	(19,519)	(41,002)
Pay	3-Month USD-LIBOR	1.0000	4/23/2046	USD	324	—	(30,769)	(30,769)
Pay	3-Month USD-LIBOR	1.0000	6/20/2046	USD	322	—	(25,689)	(25,689)

						$(1,053,203)	$(2,710,145)	$(3,763,349)

OTC Swap Agreements Outstanding on August 31, 2014:

Credit Default Swaps on Corporate and Sovereign Securities - Buy Protection (1)

Reference Entity	Counter- Party	Fixed Rate(%)	Expiration Date	Implied Credit Spread at 8/31/2014 (3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
J.C. Penny Corporation, Inc.	BNP	1.0000	12/20/2015	2.5687	USD	75	$4,616	$(7,333)	$(2,717)
Radioshack Corporation	CBK	1.0000	6/20/2016	91.8377	USD	30	16,724	(1,138)	15,586
Astaldi SPA	DUB	1.0000	9/20/2016	1.7689	EUR	340	4,226	2,090	6,316
Radioshack Corporation	DUB	1.0000	9/20/2016	95.3963	USD	60	34,363	(2,299)	32,064
Radioshack Corporation	DUB	1.0000	9/20/2016	1.5708	USD	110	63,800	(5,015)	58,785
Federal Republic of Brazil	BRC	1.0000	12/20/2016	0.6798	USD	800	10,344	(17,401)	(7,057)
Royal Bank of Scotland	DUB	1.0000	12/20/2016	0.6272	EUR	300	(18,534)	(22,341)	(40,875)
Rallye S.A.	BNP	1.0000	3/20/2017	1.0163	EUR	15	(539)	(1,418)	(1,957)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2014 (3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Rallye S.A.	BNP	1.0000	3/20/2017	0.6272	EUR	25	$(946)	$(2,316)	$(3,262)
Darden Restaurants, Inc.	BRC	1.0000	6/20/2017	0.7382	USD	105	(1,167)	181	(986)
Unisys Corporation	DUB	1.0000	9/20/2017	1.5982	USD	130	(12,784)	(784)	(13,568)
Safeway, Inc.	BRC	1.0000	3/20/2018	3.1494	USD	375	3,046	11,469	14,515
Renault, S.A.	BRC	1.0000	3/20/2018	0.9343	EUR	320	(302)	(1,708)	(2,010)
Sainsbury, PLC	DUB	1.0000	3/20/2018	0.8402	EUR	650	(1,568)	(5,899)	(7,467)
Volvo Treasury	UAG	0.0000	3/20/2018	0.6607	EUR	50	1,599	(2,547)	(948)
Credit Agricole, S.A.	CBK	1.0000	6/20/2018	0.4612	EUR	800	(30,555)	(70,294)	(100,849)
J.C. Penny Corporation, Inc.	BRC	1.0000	6/20/2018	5.4605	USD	25	2,939	(2,898)	41
J.C Penny Corporation, Inc.	BNP	1.0000	6/20/2018	0.5996	USD	100	8,191	(8,025)	166
Electricite de France	FBF	1.0000	9/20/2018	0.4659	EUR	200	(2,914)	(3,398)	(6,312)
J.C. Penny Corporation, Inc.	BRC	1.0000	9/20/2018	5.6259	USD	100	8,194	(7,407)	787
Nationwide Building Society	BNP	1.0000	9/20/2018	0.4260	EUR	200	1,940	(8,058)	(6,118)
Nationwide Building Society	BNP	1.0000	9/20/2018	0.4758	EUR	500	3,711	(19,006)	(15,295)
Turkey Government International Bond	DUB	1.0000	9/20/2018	1.5250	USD	500	14,872	(5,477)	9,395
Turkey Government International Bond	JPM	1.0000	9/20/2018	1.5250	USD	500	14,689	(5,294)	9,395
Staples, Inc.	DUB	1.0000	9/20/2018	2.3051	USD	270	6,162	184	6,346
Credit Agricole, S.A.	BOA	1.0000	12/20/2018	0.5147	EUR	500	(48,511)	(21,114)	(69,625)
Daimler AG	BNP	1.0000	12/20/2018	0.3253	EUR	100	157	(4,117)	(3,960)
Intesa Sanpaolo SPA	BRC	1.0000	12/20/2018	0.6769	EUR	300	(12,763)	(27,024)	(39,787)
Kingfisher, PLC	FBF	1.0000	12/20/2018	0.5754	EUR	150	(1,085)	(2,949)	(4,034)
Kingfisher, PLC	BNP	1.0000	12/20/2018	0.5754	EUR	100	(807)	(1,882)	(2,689)
Kingfisher, PLC	BNP	1.0000	12/20/2018	0.5754	EUR	150	(1,295)	(2,739)	(4,034)
Nomura Holdings	JPM	1.0000	12/20/2018	0.7207	JPY	30,000	(2,172)	(1,982)	(4,154)
Rite Aid Corportation	DUB	1.0000	12/20/2018	2.2762	USD	50	(4,467)	(1,033)	(5,500)
Rite Aid Corportation	DUB	1.0000	12/20/2018	2.2762	USD	125	(10,958)	(2,792)	(13,750)
Turkey EM BP	CBK	1.0000	12/20/2018	1.5719	USD	3,100	116,363	(44,896)	71,467
General Motor	BRC	1.0000	3/20/2019	0.7158	USD	120	(19,793)	(2,885)	(22,678)
Goldman Sachs Group	BNP	1.0000	3/20/2019	0.7394	USD	400	686	(5,864)	(5,178)
Intesa Sanpaolo SPA	BNP	1.0000	3/20/2019	0.6989	EUR	150	(12,140)	(8,483)	(20,623)
J.C. Penny Corporation, Inc.	DUB	1.0000	3/20/2019	5.8951	USD	75	16,149	(14,331)	1,818
Nomura Holdings	DUB	1.0000	3/20/2019	0.7629	JPY	30,000	(309)	(3,512)	(3,821)
Reed Elsevier, PLC	DUB	1.0000	3/20/2019	0.4260	EUR	250	(7,419)	(1,391)	(8,810)
Reed Elsevier, PLC	BRC	1.0000	3/20/2019	0.4260	EUR	250	(7,443)	(1,367)	(8,810)
South Africa Government International Bond	BRC	1.0000	3/20/2019	1.5708	USD	1,000	58,002	(34,201)	23,801
Korea Government International Bond	JPM	1.0000	3/20/2019	0.5200	USD	200	(2,692)	(2,245)	(4,937)
Aegon NV	BNP	1.0000	6/20/2019	0.7053	EUR	150	(191)	(2,868)	(3,059)
Ford Motor Credit	BRC	1.0000	6/20/2019	0.7158	USD	120	(22,703)	(886)	(23,589)
HCA, Inc.	JPM	1.0000	6/20/2019	1.8666	USD	115	(15,525)	(777)	(16,302)
HSBC Bank, PLC	BNP	1.0000	9/20/2019	0.4700	EUR	300	(9,248)	(1,493)	(10,741)
Lloyds Bank	DUB	1.0000	9/20/2019	0.5996	EUR	400	(105,714)	(3,833)	(109,547)
Indonesia Government International Bond	JPM	1.0000	9/20/2019	1.3901	USD	300	7,650	(3,050)	4,600
Korea Government International Bond	BNP	1.0000	9/20/2019	0.5200	USD	250	(5,269)	(782)	(6,051)
Korea Government International Bond	BRC	1.0000	9/20/2019	0.5200	USD	250	(5,208)	(844)	(6,052)
Royal Bank of Scotland	DUB	1.0000	9/20/2019	1.0367	EUR	300	(73,982)	(3,925)	(77,907)
United Mexican States Government International Bond	DUB	1.0000	9/20/2019	0.6984	USD	263	(4,217)	287	(3,930)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2014 (3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Illinois State Municipal Bank	CBK	1.0000	3/20/2023	2.0311	USD	300	$17,699	$331	$8,030
Illinois State Municipal Bank	CBK	1.0000	6/20/2023	2.0583	USD	200	10,492	2,017	12,509
Republic of South Africa	JPM	1.0000	9/20/2023	2.2349	USD	200	25,021	(7,317)	17,704
Illinois State Municipal Bank	CBK	1.0000	12/20/2023	2.1115	USD	1,600	118,565	(11,011)	107,554

							$126,980	$(405,090)	$(278,110)

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection (2)

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2014 (3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Citigroup, Inc.	FBF	1.0000	9/20/2014	0.1815	USD	100	$(31)	$82	$51
Radioshack Corporation	CBK	5.0000	6/20/2015	117.9982	USD	30	(13,992)	1,205	(12,787)
Radioshack Corporation	DUB	5.0000	6/20/2015	1.5250	USD	60	(29,546)	3,971	(25,575)
Radioshack Corporation	DUB	5.0000	6/20/2015	2.2762	USD	110	(55,000)	8,113	(46,887)
Community Health Systems	GST	5.0000	12/20/2016	0.8330	USD	700	60,313	6,587	66,900
Italy Government International Bond	FBF	1.0000	6/20/2017	0.6359	USD	200	(15,161)	17,183	2,022
Rallye S.A.	BNP	1.0000	3/20/2018	4.0440	EUR	25	(3,251)	2,642	(609)
Rallye S.A.	BNP	1.0000	3/20/2018	1.4631	EUR	15	(1,956)	1,591	(365)
Safeway, Inc.	BRC	1.0000	3/20/2019	3.1494	USD	375	(11,230)	(20,571)	(31,801)
Indonesia AS	BOA	1.0000	3/20/2019	1.1815	USD	100	(4,686)	3,831	(855)
Indonesia AS	BCC	1.0000	3/20/2019	1.1815	USD	200	(9,450)	7,741	(1,709)
Indonesia AS	GST	1.0000	3/20/2019	1.1815	USD	700	(36,926)	31,443	(5,483)
Lafarge SA	CBK	1.0000	3/20/2019	0.8445	EUR	300	(18,007)	20,558	2,551
Sainsbury, PLC	DUB	1.0000	3/20/2019	1.0605	EUR	700	(6,764)	7,156	392
UBS AG London	JPM	1.0000	3/20/2019	0.4111	EUR	300	4,589	6,268	10,857
Darden Restaurants, Inc.	BRC	1.0000	6/20/2019	0.7382	USD	105	(1,783)	(382)	(2,165)
General Motors Co.	BRC	5.0000	6/20/2019	1.3918	USD	120	18,627	1,074	19,701
Italy Government International Bond	CBK	1.0000	6/20/2019	0.9561	USD	1,800	(18,903)	22,872	3,969
Italy Government International Bond	MSC	1.0000	6/20/2019	0.9561	USD	600	(6,434)	7,757	1,323
Munich Re	BNP	1.0000	6/20/2019	0.7616	EUR	150	482	2,337	2,819
Astaldi SPA	DUB	1.0000	9/20/2019	4.0440	EUR	340	(42,696)	(17,871)	(60,567)
Credit Suisse	BRC	1.0000	9/20/2019	0.5400	EUR	150	3,179	1,490	4,669
Darden Restaurants, Inc.	JPM	1.0000	9/20/2019	1.6101	USD	50	(1,973)	677	(1,296)
Darden Restaurants, Inc.	BRC	1.0000	9/20/2019	1.6101	USD	25	(942)	294	(648)
Staples, Inc.	DUB	1.0000	9/20/2019	2.3051	USD	270	(14,848)	(552)	(15,400)
Unisys Corporation	DUB	5.0000	9/20/2019	3.1221	USD	130	12,300	(990)	11,310
Renault, S.A.	BRC	1.0000	12/20/2020	1.4749	EUR	320	(15,350)	3,672	(11,678)

							$(209,439)	$118,178	$(91,261)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counter- Party	Fixed Pay Rate (%)	Expiration Date	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value (5)
Markit ITRX EUR	BNP	5.00	12/20/2018	EUR	1,400	$(264,490)	$(70,403)	$(334,893)
Markit ITRX EUR	DUB	5.00	12/20/2018	EUR	729	(55,995)	(59,484)	(115,479)
Markit ITRX EUR	DUB	5.00	12/20/2018	EUR	1,095	(101,860)	(71,399)	(173,259)
MARKIT ABX	GST	0.11	5/25/2046	USD	1,272	316,213	(53,283)	262,930
MARKIT ABX	FBF	0.11	5/25/2046	USD	636	186,859	(55,395)	131,464
Markit CMBX	BRC	1.47	12/13/2049	USD	400	119,574	(46,138)	73,436
Markit CMBX	DUB	3.00	5/11/2063	USD	375	34,077	(37,253)	(3,176)

						$234,378	$(393,355)	$(158,977)

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counter- Party	Fixed Pay Rate (%)	Expiration Date	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value (5)
Markit CDX IG	FOB	1.00	6/20/2019	USD	3,050	$46,298	$14,626	$60,924

						$46,298	$14,626	$60,924

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Counter- Party	Fixed Rate (%)	Expiration Date	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	3- Month NZD - BBR	DUB	4.5450	3/19/2016	NZD	3,017	$—	$10,219	$10,219
Receive	3-Month NZD-BBR	DUB	4.5450	3/19/2016	NZD	3,017	—	10,219	10,219
Receive	3-Month AUD-BBSW	UAG	3.0000	6/17/2016	AUD	3,894	—	7,505	7,505
Receive	3-Month NZD-BBR	DUB	4.5375	6/22/2016	NZD	2,217	—	5,430	5,430
Receive	3-Month NZD-BBR	DUB	4.4250	6/22/2016	NZD	5,169	—	8,016	8,016
Receive	3-Month NZD-BBR	DUB	4.2400	9/1/2016	NZD	3,748	—	(1,491)	(1,491)
Receive	3-Month ZAR-JIBAR	DUB	7.5200	11/12/2016	ZAR	4,196	—	5,624	5,624
Receive	3-Month SEK-LIBOR	FBF	1.9100	1/24/2017	SEK	2,390	—	8,744	8,744
Receive	3-Month SEK-LIBOR	FBF	1.9100	1/26/2017	SEK	2,380	—	8,708	8,708
Pay	6-Month EUR-LIBOR	UAG	1.0000	3/21/2017	EUR	475	—	(6,581)	(6,581)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Pay/ Receive Floating Rate	Floating Rate Index	Counter- Party	Fixed Rate (%)	Expiration Date	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	6-Month EUR-LIBOR	BNP	1.0000	3/21/2017	EUR	2,351	$—	$(32,606)	$(32,606)
Pay	6-Month EUR-LIBOR	DUB	1.0000	3/25/2017	EUR	764	—	(10,902)	(10,902)
Receive	3-Month NZD-BBR	DUB	4.7000	4/13/2017	NZD	2,060	—	14,249	14,249
Receive	3-Month SEK-LIBOR	BRC	2.9300	9/16/2017	SEK	15,949	—	96,119	96,119
Pay	3-Month KRW-CD	BRC	1.0000	10/17/2017	KRW	1,095,269	—	(13,075)	(13,075)
Pay	3-Month KRW-CD	UAG	1.0000	10/19/2017	KRW	1,042,394	—	(11,496)	(11,496)
Receive	1-Month MXN-TIIE	BRC	5.8300	11/1/2017	MXN	7,632	—	9,260	9,260
Receive	1-Month MXN-TIIE	HUB	5.9400	11/1/2017	MXN	5,441	—	7,434	7,434
Receive	3-Month ZAR-JIBAR	DUB	7.7623	11/2/2017	ZAR	10,944	—	9,030	9,030
Receive	1-Month MXN-TIIE	BRC	5.9000	11/6/2017	MXN	7,661	—	9,917	9,917
Receive	3-Month ZAR-JIBAR	HUB	8.0550	11/9/2017	ZAR	4,685	—	5,987	5,987
Pay	6-Month AUD-BBSW	DUB	1.0000	12/16/2017	AUD	786	—	(16,732)	(16,732)
Pay	6-Month AUD-BBSW	CBK	1.0000	12/16/2017	AUD	796	—	(17,167)	(17,167)
Receive	3-Month NZD-BBR	DUB	4.8100	12/17/2017	NZD	778	—	9,499	9,499
Receive	3-Month NZD-BBR	CBK	4.8050	12/17/2017	NZD	900	—	10,886	10,886
Receive	3-Month ZAR-JIBAR	BRC	8.1867	1/22/2018	ZAR	7,300	—	9,712	9,712
Receive	3-Month ZAR-JIBAR	BRC	8.5950	1/29/2018	ZAR	5,241	—	10,296	10,296
Receive	3-Month ZAR-JIBAR	JPM	8.5650	2/19/2018	ZAR	10,079	—	18,885	18,885
Receive	3-Month ZAR-JIBAR	JPM	8.7200	2/20/2018	ZAR	10,338	—	21,794	21,794
Pay	3-Month NZD-BBR	DUB	1.0000	3/19/2018	NZD	1,067	—	(10,455)	(10,455)
Pay	3-Month NZD-BBR	DUB	1.0000	3/19/2018	NZD	1,067	—	(78,554)	(78,554)
Pay	6-Month EUR-LIBOR	UAG	1.0000	3/21/2018	EUR	712	—	(12,951)	(12,951)
Pay	3-Month NZD-BBR	DUB	1.0000	3/24/2018	NZD	1,193	—	(8,743)	(8,743)
Pay	3-Month NZD-BBR	DUB	1.0000	3/29/2018	NZD	1,206	—	9,594	9,594
Pay	3-Month NZD-BBR	BNP	1.0000	3/29/2018	NZD	1,206	—	9,505	9,505
Pay	3-Month NZD-BBR	DUB	1.0000	6/9/2018	NZD	1,160	—	(2,808)	(2,808)
Pay	3-Month NZD-BBR	BNP	1.0000	6/13/2018	NZD	1,195	—	3,571	3,571
Receive	3-Month CAD-LIBOR	GLM	2.2050	6/13/2018	CAD	1,976	—	7,404	7,404
Receive	3-Month CAD-LIBOR	FBF	2.1913	6/13/2018	CAD	1,991	—	6,976	6,976
Receive	3-Month CAD-LIBOR	DUB	2.2075	6/13/2018	CAD	1,837	—	6,963	6,963
Pay	3-Month SEK-LIBOR	BRC	1.0000	6/16/2018	SEK	40,658	—	(61,993)	(61,993)
Pay	3-Month AUD-BBSW	UAG	1.0000	6/17/2018	AUD	3,965	—	9,706	9,706
Pay	3-Month NZD-BBR	DUB	1.0000	6/22/2018	NZD	890	—	(6,626)	(6,626)
Pay	3-Month NZD-BBR	DUB	1.0000	6/22/2018	NZD	2,070	—	(10,757)	(10,757)
Receive	USA-CPI-U	BRC	2.3200	8/7/2018	USD	677	—	1,371	1,371
Receive	USA-CPI-U	BRC	2.3200	8/7/2018	USD	677	—	1,371	1,371
Receive	USA-CPI-U	JPM	2.3150	8/21/2018	USD	666	—	5,653	5,653
Pay	3-Month NZD-BBR	DUB	1.0000	9/1/2018	NZD	1,501	—	376	376
Receive	USA-CPI-U	BRC	2.7150	3/21/2019	USD	287	—	7,406	7,406
Pay	6-Month EUR-LIBOR	GST	1.0000	5/26/2019	EUR	762	—	(12,684)	(12,684)
Pay	6-Month EUR-LIBOR	GST	1.0000	5/26/2019	EUR	381	—	(6,346)	(6,346)
Pay	3-Month SEK-LIBOR	BRC	1.0000	9/16/2020	SEK	6,727	—	(93,678)	(93,678)
Receive	6-Month AUD-BBSW	DUB	5.2900	12/16/2020	AUD	917	—	32,483	32,483
Receive	6-Month AUD-BBSW	CBK	5.2825	12/16/2020	AUD	919	—	32,389	32,389
Pay	3-Month NZD-BBR	CBK	1.0000	12/17/2020	NZD	1,047	—	(25,026)	(25,026)
Pay	3-Month NZD-BBR	DUB	1.0000	12/17/2020	NZD	924	—	(22,086)	(22,086)
Receive	3-Month ZAR-JIBAR	BRC	7.3650	3/31/2021	ZAR	474	—	(1,193)	(1,193)
Pay	USA-CPI-U	BRC	1.0000	8/7/2021	USD	741	—	(2,831)	(2,831)
Pay	USA-CPI-U	BRC	1.0000	8/7/2021	USD	741	—	(2,559)	(2,559)
Pay	USA-CPI-U	JPM	1.0000	8/21/2021	USD	722	—	(17,949)	(17,949)
Receive	3-Month ZAR-JIBAR	BRC	9.3100	2/4/2022	ZAR	638	—	2,314	2,314
Receive	3-Month ZAR-JIBAR	BRC	9.2550	2/4/2022	ZAR	638	—	2,200	2,200
Receive	1-Month MXN-TIIE	DUB	7.5850	2/17/2022	MXN	3,759	—	11,220	11,220
Receive	1-Month MXN-TIIE	DUB	7.5500	2/18/2022	MXN	765	—	2,195	2,195
Receive	1-Month MXN-TIIE	DUB	7.5675	2/21/2022	MXN	1,581	—	4,615	4,615
Receive	1-Month MXN-TIIE	MYC	7.4650	2/24/2022	MXN	1,379	—	3,556	3,556
Pay	6-Month EUR-LIBOR	DUB	1.0000	2/11/2023	EUR	232	—	(21,476)	(21,476)
Receive	1-Month MXN-TIIE	BRC	6.9000	5/18/2023	MXN	2,953	—	(1,330)	(1,330)
Receive	1-Month MXN-TIIE	GLM	7.0700	5/19/2023	MXN	3,488	—	170	170
Receive	1-Month MXN-TIIE	BRC	7.0400	5/19/2023	MXN	3,188	—	(127)	(127)
Receive	3-Month ZAR-JIBAR	BRC	8.5600	5/29/2023	ZAR	2,847	—	(101)	(101)
Receive	3-Month ZAR-JIBAR	BRC	8.5900	5/30/2023	ZAR	3,324	—	167	167
Receive	3-Month ZAR-JIBAR	BRC	9.1100	6/7/2023	ZAR	3,422	—	5,300	5,300

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Pay/ Receive Floating Rate	Floating Rate Index	Counter- Party	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	1-Month MXN-TIIE	JPM	6.1050	8/14/2023	MXN	1,461	$—	$1,994	$1,994
Receive	1-Month MXN-TIIE	BRC	6.1300	8/15/2023	MXN	1,518	—	2,253	2,253
Pay	6-Month NOK-NIBOR	BRC	1.0000	9/19/2023	NOK	3,190	—	(27,853)	(27,853)
Pay	6-Month NOK-NIBOR	GLM	1.0000	9/20/2023	NOK	2,744	—	(23,568)	(23,568)
Receive	3-Month SEK-LIBOR	JPM	3.1100	9/20/2023	SEK	3,310	—	20,740	20,740
Receive	3-Month CAD-LIBOR	DUB	3.8250	10/23/2023	CAD	921	—	34,344	34,344
Pay	3-Month NZD-BBR	DUB	1.0000	10/25/2023	NZD	1,195	2,067	27,068	29,135
Pay	6-Month NOK-NIBOR	BRC	1.0000	11/11/2023	NOK	2,743	—	(22,108)	(22,108)
Pay	6-Month NOK-NIBOR	BRC	1.0000	11/13/2023	NOK	8,427	—	(76,142)	(76,142)
Pay	6-Month NOK-NIBOR	BRC	1.0000	11/19/2023	NOK	5,822	—	(43,873)	(43,873)
Receive	3-Month ZAR-JIBAR	BRC	9.4000	11/19/2023	ZAR	9,805	—	19,685	19,685
Receive	3-Month SEK-LIBOR	FBF	3.1015	11/19/2023	SEK	2,835	—	16,945	16,945
Receive	3-Month SEK-LIBOR	BNP	3.1150	11/19/2023	SEK	2,873	—	17,428	17,428
Receive	3-Month ZAR-JIBAR	BRC	9.4300	11/20/2023	ZAR	3,421	—	7,146	7,146
Receive	1-Month MXN-TIIE	DUB	8.7470	11/22/2023	MXN	5,103	—	23,162	23,162
Receive	1-Month MXN-TIIE	DUB	8.7531	11/23/2023	MXN	7,355	—	33,499	33,499
Receive	1-Month MXN-TIIE	DUB	8.4600	11/28/2023	MXN	4,707	—	17,437	17,437
Receive	1-Month MXN-TIIE	DUB	8.5980	11/29/2023	MXN	596	—	2,442	2,442
Receive	1-Month MXN-TIIE	DUB	8.6000	12/1/2023	MXN	421	—	1,725	1,725
Receive	3-Month CAD-LIBOR	GLM	4.0695	1/10/2024	CAD	477	—	21,461	21,461
Receive	3-Month CAD-LIBOR	GST	3.8450	4/2/2024	CAD	768	—	26,057	26,057
Receive	3-Month CAD-LIBOR	DEU	3.8300	4/3/2024	CAD	430	—	14,307	14,307
Receive	3-Month CAD-LIBOR	DEU	3.8300	4/3/2024	CAD	430	—	14,307	14,307
Pay	3-Month NZD-BBR	BNP	1.0000	4/4/2024	NZD	971	—	(23,716)	(23,716)
Pay	3-Month NZD-BBR	DEU	1.0000	4/8/2024	NZD	623	—	(14,707)	(14,707)
Pay	3-Month NZD-BBR	DEU	1.0000	4/8/2024	NZD	623	—	(14,707)	(14,707)
Receive	3-Month CAD-LIBOR	DEU	3.7050	4/29/2024	CAD	936	—	(24,896)	(24,896)
Receive	3-Month CAD-LIBOR	GST	3.7100	4/29/2024	CAD	459	—	12,118	12,118
Receive	3-Month CAD-LIBOR	HUB	3.6775	4/30/2024	CAD	391	—	10,430	10,430
Pay	3-Month NZD-BBR	DUB	1.0000	5/1/2024	NZD	1,155	—	21,485	21,485
Pay	3-Month NZD-BBR	GST	1.0000	5/1/2024	NZD	580	—	11,007	11,007
Pay	3-Month NZD-BBR	BNP	1.0000	5/2/2024	NZD	575	—	(10,872)	(10,872)
Receive	3-Month CAD-LIBOR	GST	3.4840	5/16/2024	CAD	448	—	7,716	7,716
Pay	3-Month NZD-BBR	JPM	1.0000	5/20/2024	NZD	572	—	(5,851)	(5,851)
Pay	6-Month NOK-NIBOR	BRC	1.0000	6/10/2024	NOK	4,802	—	(18,744)	(18,744)
Pay	6-Month NOK-NIBOR	JPM	1.0000	6/10/2024	NOK	5,008	—	(50,445)	(50,445)
Receive	3-Month SEK-LIBOR	GLM	3.0225	6/10/2024	SEK	5,376	—	25,576	25,576
Receive	3-Month SEK-LIBOR	FBF	3.0362	6/10/2024	SEK	5,276	—	25,569	25,569
Pay	3-Month NZD-BBR	DUB	1.0000	4/13/2025	NZD	562	—	(22,612)	(22,612)
Receive	3-Month USD-LIBOR	GLM	4.5700	11/5/2025	USD	777	—	27,312	27,312
Pay	3-Month ZAR-JIBAR	JPM	1.0000	2/19/2026	ZAR	3,138	—	(15,826)	(15,826)
Pay	3-Month ZAR-JIBAR	JPM	1.0000	2/20/2026	ZAR	3,175	—	(18,456)	(18,456)
Receive	1-Month MXN-TIIE	DUB	9.8100	9/20/2028	MXN	1,095	—	4,785	4,785
Receive	3-Month ZAR-JIBAR	BRC	10.6500	11/25/2028	ZAR	9,624	—	20,255	20,255
Receive	3-Month ZAR-JIBAR	BRC	10.8500	1/23/2029	ZAR	7,799	—	18,563	18,563
Receive	3-Month ZAR-JIBAR	DUB	10.9100	1/24/2029	ZAR	2,652	—	(39,472)	(39,472)
Receive	3-Month ZAR-JIBAR	HUB	9.9000	3/11/2029	ZAR	8,386	—	5,464	5,464
Receive	3-Month NZD-BBR	FBF	2.6060	11/1/2032	JPY	160,835	—	13,786	13,786
Pay	3-Month ZAR-JIBAR	BRC	1.0000	11/14/2033	ZAR	2,663	—	(7,373)	(7,373)
Pay	3-Month ZAR-JIBAR	DUB	1.0000	11/15/2033	ZAR	1,277	—	(3,535)	(3,535)
Receive	6-Month CHF-LIBOR	FBF	2.3600	5/27/2034	CHF	188	—	8,166	8,166
Receive	6-Month CHF-LIBOR	BRC	2.3300	6/2/2034	CHF	375	—	15,193	15,193
Receive	6-Month CHF-LIBOR	UAG	2.3275	6/3/2034	CHF	375	—	15,115	15,115
Receive	6-Month CHF-LIBOR	UAG	2.3400	6/3/2034	CHF	377	—	15,639	15,639
Receive	6-Month CHF-LIBOR	FBF	2.3525	7/3/2034	CHF	191	—	8,140	8,140
Pay	3-Month NZD-BBR	FBF	1.0000	11/1/2037	JPY	179,314	—	(934)	(934)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Pay/ Receive Floating Rate	Floating Rate Index	Counter- Party	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	6-Month JPY-LIBOR	BRC	0.1786	7/4/2043	JPY	8,910	$—	$(1,002)	$(1,002)
Pay	6-Month EUR-LIBOR	BRC	1.0000	1/22/2044	GBP	161	—	(32,793)	(32,793)
Receive	6-Month CHF-LIBOR	FBF	2.0400	8/7/2044	CHF	163	—	5,799	5,799

							$2,067	$28,348	$30,415

Total Return Swap

Pay/ Receive Total Returns	Index	Number of Shares of Units	Rate Paid/ Received by the Fund (%)	Maturity Date	Counterparty	Payments Received (000s)	Unrealized Appreciation (Depreciation)
Receive	3-Month Euribor	250,000	1.0000	9/22/2014	JPM	$336,688	$(8,200)
Pay	iBoxx EUR Liquid HY	(1,475)	1.0000	9/22/2014	JPM	(336,688)	8,200

						$0	$0

Purchased options outstanding on August 31, 2014:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Put - OTC 30-Year IRS	BOA	3-Month USD-LIBOR	Receive	4.2100	4/25/2016	1,800	$33,934	$72,000	$(38,066)
Put - OTC 30-Year IRS	CBK	3-Month USD-LIBOR	Receive	5.2000	7/29/2016	1,200	6,422	51,868	(45,446)

							$40,356	$123,868	$(83,512)

European Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Call- IRS ZAR	GLM	3M ZAR-JIBAR	Receive	5.6000	9/12/2014	18,518	$—	$4,337	$(4,337)
Put- IRS USD	MSC	3M USD-LIBOR	Receive	1.7800	9/23/2014	2,826	7,367	9,183	(1,816)
Call- IRS ZAR	GLM	3M ZAR-JIBAR	Receive	5.6000	9/25/2014	18,518	—	4,337	(4,337)
Call- IRS USD	DEU	3M USD-LIBOR	Pay	3.3900	9/29/2014	1,386	3,291	3,222	69
Call- IRS EUR	DUB	6M EUR-EURIBOR	Pay	1.9200	9/30/2014	1,037	1	23,154	(23,153)
Put- IRS KRW	DEU	3M KRW-KSDA	Pay	3.0500	10/13/2014	1,838,154	—	5,018	(5,018)
Call- IRS EUR	DUB	6M EUR-EURIBOR	Pay	2.0500	10/24/2014	3,567	43	44,365	(44,322)
Call- IRS EUR	BRC	6M EUR-EURIBOR	Pay	2.0500	10/24/2014	3,567	42	46,829	(46,787)
Call- IRS EUR	JPM	6M EUR-EURIBOR	Pay	1.8400	10/28/2014	685	51	15,487	(15,436)
Call- IRS JPY	FBF	6M JPY-LIBOR	Pay	0.8600	11/7/2014	65,936	305	5,964	(5,659)
Put- IRS GBP	JPM	3M USD-LIBOR	Receive	2.1000	11/12/2014	1,363	19,509	8,475	11,034
Put- IRS USD	MSC	3M USD-LIBOR	Receive	1.7500	11/20/2014	2,733	7,941	8,199	(258)
Call- IRS EUR	MSC	6M EUR-EURIBOR	Pay	0.8800	12/3/2014	1,712	587	10,464	(9,877)
Call- IRS EUR	CBK	6M EUR-EURIBOR	Pay	0.8800	12/3/2014	1,838	630	11,234	(10,604)
Call- IRS EUR	CBK	6M EUR-EURIBOR	Pay	0.8800	12/3/2014	1,864	639	6,202	(5,563)
Call- IRS EUR	MSC	6M EUR-EURIBOR	Pay	0.8800	12/3/2014	1,737	595	5,743	(5,148)
Put- IRS JPY	FBF	6M JPY-LIBOR	Pay	0.8200	12/10/2014	109,500	230	9,541	(9,311)
Call- IRS EUR	GLM	6M EUR-EURIBOR	Pay	1.7000	12/10/2014	1,037	1,066	16,680	(15,614)
Call- IRS EUR	BNP	6M EUR-EURIBOR	Pay	2.5800	12/10/2014	691	376	7,114	(6,738)
Call- IRS USD	DEU	3M USD-LIBOR	Pay	2.2800	12/19/2014	4,167	9,788	23,598	(13,810)
Call- IRS EUR	FBF	6M EUR-EURIBOR	Pay	2.5500	12/29/2014	707	650	7,031	(6,381)
Call- IRS EUR	GLM	6M EUR-EURIBOR	Receive	2.5000	1/12/2015	348	475	3,261	(2,786)
Call- IRS EUR	BRC	6M EUR-EURIBOR	Receive	2.5000	1/12/2015	695	951	5,761	(4,810)
Call- IRS GBP	BRC	3M USD-LIBOR	Pay	3.5000	2/9/2015	692	3,859	6,027	(2,168)
Put- IRS USD	GST	3M USD-LIBOR	Receive	2.3000	3/30/2015	882	14,894	11,003	3,891

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Call- IRS EUR	DUB	6M EUR-EURIBOR	Pay	2.0800	4/1/2015	691	$1,052	$21,924	$(20,872)
Call- IRS EUR	JPM	6M EUR-EURIBOR	Pay	2.0800	4/2/2015	696	1,077	22,982	(21,905)
Call- IRS USD	JPM	3M USD-LIBOR	Pay	1.4000	5/18/2015	6,752	25,029	29,034	(4,005)
Call- IRS USD	JPM	3M USD-LIBOR	Pay	1.4500	6/3/2015	5,112	19,734	22,356	(2,622)
Call- IRS GBP	DUB	3M USD-LIBOR	Pay	2.1000	6/15/2015	1,752	6,612	19,017	(12,405)
Call- IRS GBP	DUB	6M GBP-LIBOR	Receive	1.4800	7/6/2015	2,187	8,649	21,644	(12,995)
Put- IRS USD	JPM	3M USD-LIBOR	Receive	1.2500	8/14/2015	6,048	17,901	21,504	(3,603)
Put- IRS USD	FBF	3M USD-LIBOR	Receive	1.2500	8/17/2015	3,075	9,154	10,453	(1,299)
Call- IRS EUR	BRC	6M EUR-EURIBOR	Pay	2.2500	8/20/2015	684	7,332	9,990	(2,658)
Call- IRS USD	MSC	3M USD-LIBOR	Pay	2.4500	12/21/2015	3,190	11,766	14,532	(2,766)
Put- IRS USD	MSC	3M USD-LIBOR	Receive	1.6000	12/21/2015	10,634	52,588	50,157	2,431
Put- IRS USD	FBF	3M USD-LIBOR	Pay	4.2600	1/19/2016	423	5,468	28,210	(22,742)
Put- IRS GBP	FBF	6M GBP-LIBOR	Pay	2.4300	2/18/2016	3,662	30,245	66,642	(36,397)
Put- IRS GBP	FBF	6M GBP-LIBOR	Pay	2.3700	2/19/2016	3,662	32,633	65,480	(32,847)
Call- IRS EUR	HUB	6M EUR-EURIBOR	Pay	2.3000	4/15/2016	1,917	19,339	88,114	(68,775)
Call- IRS GBP	BRC	6M GBP-LIBOR	Receive	1.3500	4/18/2016	1,094	3,577	5,313	(1,736)
Call- IRS GBP	GLM	6M GBP-LIBOR	Receive	1.5600	5/16/2016	950	4,863	12,982	(8,119)
Put- IRS GBP	JPM	6M GBP-LIBOR	Receive	2.0000	5/31/2016	3,408	35,670	30,864	4,806
Put- IRS GBP	MSC	6M JPY-LIBOR	Receive	2.0000	6/2/2016	3,408	35,667	30,837	4,830
Call- IRS USD	MSC	3M USD-LIBOR	Pay	2.0000	6/20/2016	10,368	42,761	51,840	(9,079)
Put- IRS GBP	DUB	3M USD-LIBOR	Receive	2.1100	6/20/2016	3,473	41,944	21,274	20,670
Call- IRS GBP	MSC	3M ZAR-JIBAR	Pay	3.5500	6/24/2016	707	15,525	31,774	(16,249)
Put- IRS GBP	GLM	3M ZAR-JIBAR	Receive	2.5000	6/27/2016	3,532	68,351	46,184	22,167
Put- IRS GBP	JPM	3M ZAR-JIBAR	Receive	2.5000	7/11/2016	3,600	69,304	48,049	21,255
Put- IRS GBP	GLM	6M GBP-LIBOR	Pay	3.6300	11/21/2016	2,639	68,789	199,943	(131,154)
Put- IRS GBP	DUB	6M GBP-LIBOR	Pay	4.2500	1/23/2017	1,503	20,990	65,717	(44,727)
Put- IRS USD	DEU	3M USD-LIBOR	Pay	4.3000	3/27/2017	691	21,758	45,606	(23,848)
Call- IRS USD	DEU	3M USD-LIBOR	Pay	4.3000	3/27/2017	346	10,879	21,767	(10,888)
Call- IRS GBP	MSC	3M USD-LIBOR	Pay	3.6500	6/16/2017	701	23,193	41,198	(18,005)
Call- IRS GBP	JPM	3M USD-LIBOR	Pay	3.6500	6/16/2017	1,051	34,773	62,303	(27,530)
Call- IRS JPY	FBF	6M JPY-LIBOR	Receive	0.8000	4/10/2018	490,429	44,555	35,881	8,674
Call- IRS JPY	FBF	6M JPY-LIBOR	Receive	0.8000	4/11/2018	247,525	22,486	18,400	4,086
Call- IRS USD	JPM	3M USD-LIBOR	Pay	4.4500	5/1/2018	1,370	32,809	52,897	(20,088)
Call- IRS USD	BNP	3M USD-LIBOR	Pay	4.4000	5/8/2018	675	16,886	25,542	(8,656)
Call- IRS JPY	FBF	6M JPY-LIBOR	Receive	0.7500	5/29/2018	190,000	15,299	5,940	9,359
Put- IRS USD	DUB	3M USD-LIBOR	Pay	4.6000	2/12/2019	1,098	46,145	98,820	(52,675)
Put- IRS JPY	BRC	6M JPY-LIBOR	Pay	1.7000	2/13/2019	122,211	7,676	33,390	(25,714)
Put- IRS JPY	BRC	6M JPY-LIBOR	Receive	1.7000	2/13/2019	124,690	18,201	34,274	(16,073)
Put- IRS USD	DEU	3M USD-LIBOR	Pay	4.6000	3/5/2019	1,440	61,354	118,080	(56,726)
Call- IRS USD	JPM	3M USD-LIBOR	Pay	4.1000	5/9/2019	1,351	52,862	74,953	(22,091)
Call- IRS USD	GLM	3M USD-LIBOR	Pay	4.1000	5/13/2019	1,013	39,724	56,728	(17,004)
Call- IRS GBP	DUB	3M USD-LIBOR	Pay	3.6000	8/7/2019	519	29,986	36,941	(6,955)
Call-INT USD*	GLM	3M USD-LIBOR	Receive	1.6300	8/15/2019	21,500	135,049	137,600	(2,551)
Put- IRS EUR	DUB	6M EUR-EURIBOR	Pay	3.0000	12/16/2020	452	39,965	79,494	(39,529)
Put- IRS USD	DUB	3M USD-LIBOR	Pay	5.5900	1/7/2021	742	20,425	38,558	(18,133)
Put- IRS EUR	FBF	6M EUR-EURIBOR	Pay	3.1200	1/21/2021	752	61,621	121,259	(59,638)
Put- IRS USD	FBF	3M USD-LIBOR	Pay	4.5000	6/6/2023	583	32,340	44,599	(12,259)
Put- IRS USD	FBF	3M USD-LIBOR	Pay	4.5000	6/7/2023	399	22,135	30,524	(8,389)
Put- IRS USD	FBF	3M USD-LIBOR	Pay	4.6000	7/3/2023	419	21,943	27,621	(5,678)
Put- IRS USD	FBF	3M USD-LIBOR	Pay	4.5000	9/25/2023	701	39,042	59,613	(20,571)
Put- IRS EUR	DUB	6M EUR-EURIBOR	Pay	3.0000	12/18/2023	452	49,150	76,436	(27,286)
Put- IRS EUR	DUB	6M EUR-EURIBOR	Pay	3.0000	12/18/2023	452	49,151	75,492	(26,341)
Call- IRS USD	GLM	3M USD-LIBOR	Pay	4.1900	5/7/2024	2,809	82,842	99,570	(16,728)
Put- IRS GBP	DUB	6M GBP-LIBOR	Pay	3.8000	9/26/2028	2,103	171,456	208,614	(37,158)
Put- IRS GBP	BRC	6M GBP-LIBOR	Pay	3.8200	9/26/2028	2,803	225,926	279,464	(53,538)
Put- IRS GBP	DUB	6M GBP-LIBOR	Pay	3.8000	9/26/2028	701	57,165	66,902	(9,737)
Put - IRS USD	DUB	6M EUR-EURIBOR	Pay	2.7500	5/30/2034	1,023	71,247	70,862	385

							$2,287,353	$3,518,373	$(1,231,020)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Options on Exchange-Traded Futures Contracts

Description	Curr	Exercise Price	Expiration Date	Number of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call 10-year - U.S. Treasury Future Option	USD	$126.0000	9/26/2014	18	$10,125	$10,125	$—
Call 10-year - U.S. Treasury Future Option	USD	128.0000	9/26/2014	34	3,188	3,188	—
Put - Euro Bund Future Option	EUR	148.5000	9/26/2014	48	30,457	20,182	(10,275)
Put - Euro Bund Future Option	EUR	149.0000	11/21/2014	28	38,262	36,423	(1,839)
Call - Eurodollar Future Option	USD	99.7500	12/15/2014	135	12,044	6,750	(5,294)
Put - 3-Month Euribor Interest Rate Future Option	EUR	98.8750	6/15/2015	60	49,273	—	(49,273)
Put - Eurodollar Future Option	USD	99.2500	9/14/2015	40	33,000	20,500	(12,500)
Put - 3-Month Euribor Interest Rate Future Option	EUR	99.6250	3/14/2016	160	84,093	30,221	(53,872)

					$260,442	$127,389	$(133,053)

OTC European Foreign Currency Options

Description	Counter- party	Exercise Price	Expiration Date	Notional Amount (000s)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC USD versus JPY	BRC	101.7500	9/1/2014	1,020	$12,209	$23,071	$10,862
Put - OTC USD versus JPY	BRC	101.7500	9/1/2014	1,020	13,107	—	(13,107)
Call - OTC EUR versus NOK	UAG	8.6000	9/2/2014	1,718	2,313	—	(2,313)
Put - OTC EUR versus NOK	BRC	8.2700	9/2/2014	1,718	39,745	34,095	(5,650)
Put - OTC EUR versus NOK	UAG	8.0800	9/2/2014	1,718	21,667	413	(21,254)
Put - OTC EUR versus USD***	DUB	1.3035	9/3/2014	20	3,635	5,410	1,775
Call - OTC EUR versus GBP	MSC	0.7970	9/4/2014	879	6,273	1,358	(4,915)
Call - OTC GBP versus JPY	FBF	174.6000	9/4/2014	703	11,749	128	(11,621)
Call - OTC NZD versus USD	BRC	0.8425	9/4/2014	864	5,011	540	(4,471)
Put - OTC EUR versus GBP	MSC	0.7970	9/4/2014	879	6,273	7,260	987
Put - OTC GBP versus JPY	FBF	174.6000	9/4/2014	703	11,601	14,729	3,128
Put - OTC NZD versus USD	BRC	0.8425	9/4/2014	864	6,180	6,754	574
Put - OTC EUR versus CZK	JPM	27.4500	9/5/2014	767	16,853	126	(16,727)
Put - OTC EUR versus CZK	UAG	27.4500	9/5/2014	767	16,932	126	(16,806)
Call - OTC NZD versus USD	DUB	0.8900	9/12/2014	463	671	—	(671)
Call - OTC NZD versus USD	UAG	0.8593	9/12/2014	1,051	13,262	85	(13,177)
Call - OTC NZD versus USD	UAG	0.8900	9/12/2014	920	620	—	(620)
Put - OTC NZD versus USD	DUB	0.8100	9/12/2014	346	1,673	77	(1,596)
Put - OTC NZD versus USD	BRC	0.8500	9/12/2014	1,037	21,818	16,412	(5,406)
Put - OTC NZD versus USD	UAG	0.8593	9/12/2014	1,051	12,628	25,987	13,359
Put - OTC NZD versus USD	UAG	0.8100	9/12/2014	692	3,932	154	(3,778)
Put - OTC AUD versus CAD***	HUB	0.9801	9/23/2014	39	5,407	906	(4,501)
Call - OTC EUR versus GBP	JPM	0.8550	9/25/2014	2,880	6,070	4	(6,066)
Call - OTC EUR versus USD	DUB	1.4300	9/25/2014	1,440	12,777	—	(12,777)
Call - OTC EUR versus USD	BRC	1.4700	9/25/2014	2,160	7,291	—	(7,291)
Put - OTC EUR versus GBP	JPM	0.8050	9/25/2014	2,880	38,378	61,258	22,880
Put - OTC EUR versus GBP	BRC	0.8300	9/25/2014	2,880	56,940	175,832	118,892
Put - OTC NZD versus JPY**	GLM	86.0000	10/9/2014	48	6,038	12,037	5,999
Call - OTC GBP versus USD	BRC	1.6730	10/16/2014	672	9,362	3,599	(5,763)
Call - OTC GBP versus USD	DUB	1.6720	10/16/2014	672	9,362	3,793	(5,569)
Put - OTC GBP versus USD	BRC	1.6730	10/16/2014	672	10,103	15,117	5,014
Put - OTC GBP versus USD	DUB	1.6720	10/16/2014	672	9,924	14,638	4,714
Call - EUR versus USD / USD versus JPY***	GLM	0.0000	10/21/2014	40	6,638	20,283	13,645
Put - OTC EUR versus GBP**	HUB	0.8150	10/23/2014	60	7,761	1,444	(6,317)
Call - OTC EUR versus USD	BRC	1.3875	10/27/2014	1,027	22,454	136	(22,318)
Put - OTC EUR versus MXN	DUB	17.4000	10/27/2014	25	4,827	22,230	17,403
Put - OTC EUR versus USD**	BRC	1.3875	10/27/2014	1,027	27,172	75,728	48,556
Call - OTC AUD versus NZD***	DUB	1.1190	10/29/2014	38	3,726	16,911	13,185

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Description	Counter- party	Exercise Price	Expiration Date	Notional Amount (000s)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - USD versus JPY / AUD versus USD***	FBF	0.0100	10/30/2014	77	$6,289	$6,289	$—
Put - OTC EUR versus GBP***	BRC	0.7902	10/30/2014	38	7,666	20,495	12,829
Put - OTC USD versus MXN***	DUB	12.9500	10/31/2014	25	2,413	8,317	5,904
Call - OTC ECAL USD**	BRC	115.5000	11/6/2014	8,000	313	—	(313)
Call - OTC ECAL USD	BRC	116.0000	11/6/2014	8,000	313	—	(313)
Put - OTC EUR versus PLN	UAG	4.1400	11/6/2014	38	9,483	7,589	(1,894)
Call - OTC USD versus JPY**	DUB	109.7000	11/10/2014	41	3,929	40,431	36,502
Call - OTC EUR versus PLN****	JPM	4.2325	11/13/2014	32	5,204	158	(5,046)
Call - OTC EUR versus PLN****	GLM	4.2344	11/13/2014	32	5,356	127	(5,229)
Call - OTC NZD versus USD****	GLM	0.0100	11/20/2014	58	6,322	8,149	1,827
Call - OTC USD versus MXN***	UAG	13.2500	11/20/2014	582	4,710	705	(4,005)
Call - OTC NZD versus USD versus CAD***	DUB	0.0100	11/21/2014	60	10,204	17,985	7,781
Put - OTC USD versus JPY	BRC	98.0000	11/24/2014	2,826	14,071	2,879	(11,192)
Call - OTC NZD versus MXN	JPM	0.0100	11/26/2014	40	5,431	7,362	1,931
Call - OTC USD versus JPY	JPM	105.4000	11/26/2014	2,812	12,795	20,252	7,457
Call - OTC USD versus NZD versus USD	HUB	0.0100	11/26/2014	16	2,573	5,072	2,499
Put - OTC USD versus JPY***	DUB	97.9000	11/26/2014	2,109	12,633	2,179	(10,454)
Put - OTC USD versus MXN***	JPM	12.8500	11/26/2014	1,055	8,937	4,255	(4,682)
Put - OTC EUR versus GBP****	HUB	0.7790	11/28/2014	39	6,361	12,070	5,709
Put - OTC BRL versus JPY***	GLM	1.0000	12/2/2014	20	2,080	415	(1,665)
Call - OTC USD versus JPY****	BNP	105.4000	12/11/2014	31	4,619	865	(3,754)
Put - OTC EUR versus GBP****	UAG	0.7900	12/11/2014	39	8,049	2,078	(5,971)
Put - OTC EUR versus CZK	UAG	27.4500	12/12/2014	767	19,450	3,251	(16,199)
Put - OTC EUR versus GBP****	MSC	0.7890	12/12/2014	40	8,510	2,466	(6,044)
Put - OTC EUR versus CZK	UAG	27.4500	12/15/2014	686	16,465	2,988	(13,477)
Call - OTC EUR versus NOK***	DUB	8.4853	12/19/2014	2,894	74,847	13,607	(61,240)
Put - OTC AUD versus USD	HUB	0.9235	12/19/2014	79	8,672	28,641	19,969
Put - OTC EUR versus NOK	DUB	7.9300	12/19/2014	2,894	3,919	12,923	9,004
Put - OTC EUR versus TRY***	UAG	2.7550	12/19/2014	39	6,645	7,129	484
Put - OTC EUR versus NOK	GLM	8.1800	12/23/2014	2,894	41,614	51,425	9,811
Put - OTC EUR versus NOK**	GLM	8.3000	1/5/2015	83	16,759	21,320	4,561
Put - OTC USD versus MXN**	BRC	12.5010	1/9/2015	62	9,133	4,679	(4,454)
Put - OTC EUR versus GBP**	UAG	0.7870	1/12/2015	39	7,507	430	(7,077)
Put - OTC EUR versus NOK	DUB	8.3180	1/12/2015	93	16,798	21,838	5,040
Call - USD versus MXN / USD versus KRW***	UAG	0.0100	1/14/2015	43	6,248	337	(5,911)
Put - OTC USD versus MXN	BRC	12.4750	1/19/2015	60	8,925	96	(8,829)
Put - OTC USD versus MXN**	FBF	12.9010	2/5/2015	25	3,434	7,402	3,968
Put - OTC EUR versus GBP***	HUB	0.7890	2/9/2015	40	7,977	310	(7,667)
Call - OTC NOK versus SEK	UAG	1.0700	3/20/2015	7,238	20,442	56,343	35,901
Call - OTC NOK versus SEK	UAG	1.0800	3/23/2015	7,279	16,577	48,128	31,551
Put - OTC EUR versus SEK**	DUB	9.2385	4/1/2015	47	9,115	4,541	(4,574)
Call - OTC NZD versus CAD	GLM	0.9210	4/9/2015	1,488	45,818	12,553	(33,265)
Call - OTC NZD versus CAD	GLM	0.9210	4/9/2015	1,488	41,096	48,934	7,838
Call - OTC EUR versus USD	BRC	1.4945	4/22/2015	3,228	22,044	1,289	(20,755)
Call - OTC EUR versus TRY***	UAG	2.7600	5/25/2015	39	5,476	8,130	2,654
Put - OTC AUD versus USD	BRC	0.9000	6/29/2015	1,435	31,433	30,355	(1,078)
Put - OTC AUD versus USD	GLM	0.9000	6/29/2015	1,435	30,920	30,355	(565)
Put - OTC EUR versus USD	DUB	1.4250	3/19/2019	900	98,945	96,443	(2,502)
Put - OTC EUR versus USD	GLM	1.4250	4/17/2019	714	71,887	76,452	4,565

					$1,262,789	$1,320,678	$57,889

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Written options outstanding on August 31, 2014:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums	Unrealized Appreciation (Depreciation)
Put - OTC 10-Year IRS	GLM	3M USD-LIBOR	Pay	2.920	11/20/2014	(4,500)	$(10,557)	$(20,250)	$9,693
Call - OTC 10-Year IRS	GLM	3M USD-LIBOR	Receive	2.420	11/20/2014	(4,500)	(23,823)	(17,325)	(6,498)
Put - OTC 5-Year IRS	BOA	3M USD-LIBOR	Pay	4.000	4/25/2016	(7,200)	(29,729)	(72,402)	42,673
Put - OTC 5-Year IRS	CBK	3M USD-LIBOR	Pay	5.200	7/29/2016	4,600,000	(7,130)	(57,480)	50,350

							$(71,239)	$(167,457)	$96,218

European Style Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums	Unrealized Appreciation (Depreciation)
Call- IRS MXN	BRC	1M MXN-TIIE	Receive	6.100	9/12/2014	(1,912)	$(1,117)	$(1,850)	$733
Call- IRS ZAR	GLM	3M ZAR-JIBAR	Receive	5.100	9/12/2014	(37,036)	—	(3,731)	3,731
Put- IRS EUR	FBF	6M EUR-EURIBOR	Receive	0.700	9/17/2014	(5,000)	(2,147)	(1,980)	(167)
Put- IRS USD	MSC	3M USD-LIBOR	Receive	3.300	9/23/2014	(707)	(33,126)	(9,185)	(23,941)
Call- IRS ZAR	GLM	3M ZAR-JIBAR	Receive	5.100	9/25/2014	(37,036)	—	(3,731)	3,731
Call- IRS EUR	DUB	6M EUR-EURIBOR	Pay	0.600	9/30/2014	(9,331)	(17)	(23,149)	23,132
Call- IRS EUR	DUB	6M EUR-EURIBOR	Pay	2.350	10/24/2014	(3,567)	(5)	(14,788)	14,783
Call- IRS EUR	BRC	6M EUR-EURIBOR	Pay	2.350	10/24/2014	(3,567)	(6)	(17,130)	17,124
Call- IRS EUR	JPM	6M EUR-EURIBOR	Pay	0.600	10/28/2014	(6,164)	(140)	(15,483)	15,343
Put- IRS GBP	JPM	6M GBP-LIBOR	Receive	2.970	11/12/2014	(341)	(27,099)	(8,481)	(18,618)
Put- IRS GBP	GLM	6M GBP-LIBOR	Pay	3.030	11/19/2014	(2,639)	(3,690)	(116,013)	112,323
Put- IRS USD	MSC	3M USD-LIBOR	Receive	3.070	11/20/2014	(684)	(14,992)	(8,202)	(6,790)
Call- IRS EUR	BNP	6M EUR-EURIBOR	Pay	3.080	12/10/2014	(691)	(53)	(1,217)	1,164
Call- IRS USD	DEU	3M USD-LIBOR	Pay	2.060	12/19/2014	(2,084)	(10,382)	(20,002)	9,620
Call- IRS GBP	MSC	6M GBP-LIBOR	Pay	3.200	12/24/2014	(707)	(1,036)	(9,832)	8,796
Call- IRS EUR	FBF	6M EUR-EURIBOR	Pay	3.050	12/29/2014	(707)	(121)	(1,686)	1,565
Call- IRS EUR	GLM	6M EUR-EURIBOR	Receive	3.000	1/12/2015	(348)	(102)	(851)	749
Call- IRS EUR	BRC	6M EUR-EURIBOR	Receive	3.000	1/12/2015	(695)	(204)	(1,298)	1,094
Put- IRS GBP	BRC	6M GBP-LIBOR	Pay	3.500	1/23/2015	(751)	(583)	(20,864)	20,281
Put- IRS GBP	DUB	6M GBP-LIBOR	Pay	3.500	1/30/2015	(751)	(680)	(15,433)	14,753
Put- IRS GBP	FBF	6M GBP-LIBOR	Pay	2.370	2/19/2015	(3,662)	(32,633)	(46,815)	14,182
Put- IRS EUR	DUB	6M EUR-EURIBOR	Receive	2.300	3/30/2015	(1,667)	(1,033)	(10,145)	9,112
Call- IRS EUR	DUB	6M EUR-EURIBOR	Pay	0.750	4/1/2015	(4,666)	(770)	(21,929)	21,159
Call- IRS EUR	JPM	6M EUR-EURIBOR	Pay	0.750	4/2/2015	(4,696)	(786)	(22,988)	22,202
Call- IRS USD	JPM	3M USD-LIBOR	Pay	3.200	5/11/2015	(1,351)	(11,389)	(30,791)	19,402
Call- IRS USD	GLM	3M USD-LIBOR	Pay	3.200	5/12/2015	(1,013)	(8,600)	(23,603)	15,003
Call- IRS USD	JPM	3M USD-LIBOR	Pay	1.900	5/18/2015	(13,504)	(20,075)	(26,703)	6,628
Call- IRS USD	JPM	3M USD-LIBOR	Pay	1.950	6/3/2015	(10,224)	(16,501)	(20,857)	4,356
Put- IRS USD	FBF	3M USD-LIBOR	Pay	4.500	6/8/2015	(583)	(2,175)	(18,364)	16,189
Put- IRS USD	FBF	3M USD-LIBOR	Pay	4.500	6/8/2015	(399)	(1,489)	(12,768)	11,279
Call- IRS GBP	DUB	6M GBP-LIBOR	Pay	2.580	6/15/2015	(3,504)	(4,690)	(19,018)	14,328
Call- IRS GBP	JPM	6M GBP-LIBOR	Pay	3.250	6/16/2015	(701)	(6,798)	(21,611)	14,813
Call- IRS GBP	JPM	6M GBP-LIBOR	Pay	3.250	6/16/2015	(1,051)	(10,191)	(33,561)	23,370
Put- IRS USD	FBF	3M USD-LIBOR	Pay	4.600	7/1/2015	(419)	(1,400)	(11,927)	10,527

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums	Unrealized Appreciation (Depreciation)
Call-IRS GBP	DUB	6M GBP-LIBOR	Pay	3.100	8/7/2015	(519)	$(9,137)	$(14,410)	$5,273
Put-IRS USD	JPM	3M USD-LIBOR	Receive	2.630	8/14/2015	(1,344)	(25,075)	(21,504)	(3,571)
Put-IRS USD	FBF	3M USD-LIBOR	Receive	2.590	8/17/2015	(683)	(11,718)	(10,450)	(1,268)
Call-IRS EUR	BRC	6M EUR-EURIBOR	Pay	2.750	8/20/2015	(684)	(3,163)	(4,291)	1,128
Put- IRS USD	FBF	3M USD-LIBOR	Pay	5.050	8/24/2015	(2,020)	(455)	(16,659)	16,204
Call- IRS GBP	DUB	6M GBP-LIBOR	Pay	3.200	8/28/2015	(1,503)	(23,697)	(23,705)	8
Put- IRS USD	FBF	3M USD-LIBOR	Pay	4.500	9/25/2015	(701)	(4,534)	(31,943)	27,409
Put- IRS USD	MSC	3M USD-LIBOR	Receive	1.100	12/21/2015	(10,634)	(16,687)	(15,242)	(1,445)
Put- IRS USD	DUB	3M USD-LIBOR	Pay	5.270	1/7/2016	(742)	(1,397)	(16,313)	14,916
Put- IRS USD	FBF	3M USD-LIBOR	Pay	2.750	1/19/2016	(3,806)	(10,958)	(28,199)	17,241
Put- IRS GBP	FBF	6M GBP-LIBOR	Pay	2.430	2/18/2016	(3,662)	(10,698)	(47,995)	37,297
Call- IRS GBP	DUB	6M GBP-LIBOR	Pay	2.400	4/15/2016	(4,355)	(44,203)	(73,035)	28,832
Call- IRS GBP	BRC	6M GBP-LIBOR	Receive	1.000	4/18/2016	(1,094)	(1,569)	(2,373)	804
Put- IRS GBP	JPM	6M GBP-LIBOR	Receive	2.930	5/31/2016	(757)	(52,662)	(30,866)	(21,796)
Put- IRS GBP	MSC	6M GBP-LIBOR	Receive	2.930	6/2/2016	(757)	(52,351)	(30,834)	(21,517)
Call- IRS USD	MSC	3M USD-LIBOR	Pay	2.790	6/20/2016	(20,736)	(41,615)	(51,840)	10,225
Put- IRS GBP	DUB	6M GBP-LIBOR	Receive	2.850	6/20/2016	(771)	(48,587)	(21,277)	(27,310)
Call- IRS USD	DEU	3M USD-LIBOR	Pay	4.390	3/27/2017	(2,696)	(21,188)	(45,616)	24,428
Call- IRS USD	DEU	3M USD-LIBOR	Pay	4.420	3/27/2017	(1,348)	(10,397)	(21,775)	11,378
Put- IRS GBP	GLM	6M GBP-LIBOR	Receive	2.500	6/26/2017	(3,532)	(63,728)	(42,735)	(20,993)
Put- IRS GBP	JPM	6M GBP-LIBOR	Receive	2.500	7/10/2017	(3,600)	(64,839)	(43,737)	(21,102)
Put- IRS GBP	DUB	6M GBP-LIBOR	Pay	4.000	9/26/2017	(2,803)	(42,282)	(103,173)	60,891
Put- IRS GBP	DUB	6M GBP-LIBOR	Pay	4.000	9/26/2017	(701)	(10,574)	(26,125)	15,551
Call- IRS JPY	FBF	6M JPY-LIBOR	Receive	0.400	4/10/2018	(980,858)	(29,063)	(23,066)	(5,997)
Call- IRS JPY	FBF	6M JPY-LIBOR	Receive	0.400	4/11/2018	(495,050)	(14,672)	(11,985)	(2,687)
Call- IRS USD	JPM	3M USD-LIBOR	Pay	4.310	5/1/2018	(5,890)	(34,033)	(52,903)	18,870
Call- IRS USD	BNP	3M USD-LIBOR	Pay	4.290	5/8/2018	(2,904)	(17,140)	(25,551)	8,411
Call- IRS JPY	FBF	6M JPY-LIBOR	Receive	0.350	5/29/2018	(380,000)	(8,787)	(3,342)	(5,445)
Put- IRS USD	DUB	3M USD-LIBOR	Pay	5.050	2/12/2019	(4,152)	(47,166)	(98,857)	51,691
Put- IRS JPY	BRC	6M JPY-LIBOR	Pay	5.000	2/13/2019	(244,422)	(12,130)	(33,300)	21,170
Put- IRS JPY	BRC	6M JPY-LIBOR	Pay	5.000	2/13/2019	(249,379)	(834)	(34,029)	33,195
Put- IRS USD	DEU	3M USD-LIBOR	Pay	5.140	3/5/2019	(5,515)	(60,475)	(118,065)	57,590
Call- IRS USD	GLM	3M USD-LIBOR	Pay	4.020	5/7/2019	(1,013)	(49,068)	(74,287)	25,219
Call- INT FLR USD*	GLM	3M USD-LIBOR	Receive	1.000	8/15/2019	(43,000)	(131,856)	(137,600)	5,744
Put- IRS EUR	DUB	6M EUR-EURIBOR	Pay	3.760	12/16/2020	(1,905)	(32,257)	(79,522)	47,265
Put- IRS EUR	FBF	6M EUR-EURIBOR	Pay	3.820	1/21/2021	(3,141)	(52,809)	(121,229)	68,420
Put- IRS EUR	DUB	6M EUR-EURIBOR	Pay	4.180	12/18/2023	(1,957)	(43,050)	(76,467)	33,417
Put- IRS EUR	DUB	6M EUR-EURIBOR	Pay	4.190	12/18/2023	(1,957)	(42,883)	(75,523)	32,640

							$(1,361,767)	$(2,305,809)	$944,042

European Foreign Currency Options

Description	Counter- party	Exercise Price	Expiration Date	Notional Amount (000s)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC EUR versus NOK	BRC	8.600	9/2/2014	(1,718)	$(21,806)	$—	$21,806
Put - OTC EUR versus NOK	BRC	8.080	9/2/2014	(1,718)	(19,196)	(413)	18,783
Put - OTC EUR versus NOK	UAG	8.270	9/2/2014	(1,718)	(53,355)	(34,095)	19,260
Call - OTC EUR versus GBP	FBF	0.800	9/4/2014	(879)	(9,773)	(1,358)	8,415
Put - OTC EUR versus GBP	FBF	0.800	9/4/2014	(879)	(9,655)	(7,260)	2,395
Put - OTC EUR versus CZK	UAG	27.050	9/5/2014	(1,763)	(15,710)	(21)	15,689
Put - OTC EUR versus CZK	JPM	27.050	9/5/2014	(1,717)	(16,853)	(20)	16,833
Call - OTC AUD versus USD	GLM	0.930	9/10/2014	(4,065)	(32,393)	(22,973)	9,420
Call - OTC NZD versus USD	BRC	0.890	9/12/2014	(1,383)	(12,361)	—	12,361
Put - OTC NZD versus USD	BRC	0.810	9/12/2014	(1,037)	(9,101)	(231)	8,870
Put - OTC NZD versus USD	DUB	0.850	9/12/2014	(346)	(6,206)	(5,468)	738
Put - OTC NZD versus USD	UAG	0.850	9/12/2014	(692)	(15,820)	(10,944)	4,876

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Description	Counter- party	Exercise Price	Expiration Date	Notional Amount (000s)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC EUR versus GBP	BRC	0.860	9/25/2014	(2,880)	$(36,981)	$(4)	$36,977
Put - OTC EUR versus GBP	JPM	0.830	9/25/2014	(2,880)	(101,916)	(175,832)	(73,916)
Put - OTC EUR versus GBP	BRC	0.810	9/25/2014	(2,880)	(20,197)	(61,258)	(41,061)
Call - OTC EUR versus NOK	BRC	8.470	10/1/2014	(1,143)	(16,328)	(580)	15,748
Call - OTC EUR versus GBP	BRC	0.800	10/16/2014	(840)	(9,250)	(4,897)	4,353
Call - OTC EUR versus GBP	DUB	0.800	10/16/2014	(840)	(9,991)	(5,446)	4,545
Put - OTC EUR versus GBP	BRC	0.800	10/16/2014	(840)	(9,755)	(15,466)	(5,711)
Put - OTC EUR versus GBP	DUB	0.800	10/16/2014	(840)	(9,093)	(14,345)	(5,252)
Put - OTC EUR versus GBP**	BRC	0.820	10/23/2014	(24)	(16,535)	(22,582)	(6,047)
Put - OTC EUR versus MXN**	DUB	17.400	10/27/2014	(25)	(13,552)	(22,230)	(8,678)
Call - OTC AUD versus NZD***	JPM	1.120	10/29/2014	(38)	(9,404)	(17,317)	(7,913)
Put - OTC EUR versus PLN**	DUB	4.140	11/6/2014	(38)	(18,342)	(7,589)	10,753
Call - OTC USD versus BRL	BOA	2.440	11/21/2014	(1,875)	(17,925)	(10,802)	7,123
Call - OTC USD versus INR	BOA	63.500	11/21/2014	(908)	(6,048)	(4,188)	1,860
Put - OTC USD versus JPY	BRC	100.000	11/24/2014	(1,413)	(13,438)	(3,302)	10,136
Call - OTC USD versus JPY	JPM	103.500	11/26/2014	(1,406)	(12,689)	(21,808)	(9,119)
Put - OTC USD versus AUD	DUB	0.950	11/26/2014	(1,055)	(7,746)	(3,048)	4,698
Put - OTC USD versus JPY	DUB	99.900	11/26/2014	(1,055)	(11,631)	(2,464)	9,167
Put - OTC EUR versus CZK	UAG	27.120	12/12/2014	(1,916)	(18,396)	(2,541)	15,855
Call- OTC CZK versus EUR	UAG	27.000	12/15/2014	(1,577)	(15,642)	(2,181)	13,461
Call - OTC EUR versus NOK	GLM	8.490	12/19/2014	(2,894)	(30,569)	(13,607)	16,962
Put - OTC EUR versus NOK	GLM	7.930	12/19/2014	(2,894)	(11,045)	(12,923)	(1,878)
Put - OTC EUR versus NOK	DUB	8.180	12/19/2014	(2,894)	(14,764)	(51,425)	(36,661)
Call - OTC NOK versus SEK	UAG	1.120	3/20/2015	(7,238)	(8,535)	(23,466)	(14,931)
Put - OTC NOK versus SEK	UAG	1.010	3/20/2015	(7,238)	(11,907)	(745)	11,162
Call - OTC NOK versus SEK	UAG	1.120	3/23/2015	(7,279)	(7,484)	(48,128)	(40,644)
Put - OTC NOK versus SEK	UAG	0.990	3/23/2015	(7,279)	(9,093)	(553)	8,540
Call - OTC EUR versus USD	BRC	1.450	4/22/2015	(1,614)	(22,045)	(1,733)	20,312
Call - OTC USD versus BRL	GLM	2.650	5/29/2015	(2,464)	(75,152)	(41,479)	33,673
Put - OTC AUD versus NZD	UAG	1.050	6/29/2015	(1,435)	(12,162)	(4,224)	7,938
Put - OTC AUD versus NZD	HUB	1.050	6/29/2015	(1,435)	(12,298)	(4,224)	8,074
Put - OTC AUD versus USD	BRC	0.860	6/29/2015	(1,435)	(17,176)	(15,552)	1,624
Put - OTC AUD versus USD	GLM	0.860	6/29/2015	(1,435)	(16,730)	(15,552)	1,178
Call - OTC EUR versus USD	DUB	1.530	3/19/2019	(900)	(65,799)	(42,487)	23,312
Put - OTC EUR versus USD	DUB	1.200	3/19/2019	(900)	(33,147)	(28,501)	4,646
Put - OTC EUR versus USD	GLM	1.200	4/17/2019	(714)	(24,053)	(23,048)	1,005
Call - OTC EUR versus USD	GLM	1.560	4/19/2019	(714)	(47,835)	(30,743)	17,092

					$(1,016,882)	$(839,053)	$177,829

Options on Exchange-Traded Futures Contracts

Description	Curr	Exercise Price	Expiration Date	Number Of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Put - 3-Mo Euribor Interest Rate Future Option	EUR	150.000	9/26/2014	34	$(16,976)	$(24,124)	$(7,148)
Put - 3-Mo Euribor Interest Rate Future Option	EUR	147.000	9/26/2014	34	(7,595)	(4,021)	3,574
Call - 3-Mo Euribor Interest Rate Future Option	EUR	147.500	9/26/2014	14	(2,391)	(2,575)	(184)
Call - Euro Bund December Future Option	EUR	127.000	9/26/2014	52	(12,187)	(12,187)	—
Put - Euro Bund December Future Option	EUR	151.000	11/21/2014	28	(22,626)	(24,650)	(2,024)
Call - Euro Bund October Future Option	EUR	147.000	11/21/2014	28	(16,188)	(15,084)	1,104
Put - Euro Bund October Future Option	EUR	99.000	12/15/2014	135	(14,583)	(844)	13,739
Put - Euro Bund October Future Option	EUR	99.630	3/16/2015	18	(5,716)	(15,817)	(10,101)
Call - 10-year US Treasury Future Option	USD	99.630	6/15/2015	60	(38,433)	—	38,433
Put - 1-month Eurodollar Future Option	USD	99.630	9/14/2015	52	(9,650)	(5,200)	4,450
Call - 1-month Eurodollar Future Option	USD	99.000	9/14/2015	40	(25,000)	(12,000)	13,000
Put - Eurodollar Future Option	USD	99.380	3/14/2016	160	(55,186)	(18,395)	36,791

					$(226,531)	$(134,897)	$91,634

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Options on Equity Indices

Description	Counter- party	Exercise Rate	Maturity Date	Shares/Par Value (000’s)	Base Market Value	Base Total Cost	Prior Accumulated Base Unrealized Gain/Loss
CALL- OTC SPX	BOA	$2,000.000	11/21/2014	BOA	$(38,100)	$(17,376)	$(20,724)
PUT- OTC SPX	BOA	1,890.000	11/21/2014	BOA	(16,513)	(40,996)	24,483

					$(54,613)	$(58,372)	$3,759

*	Floor Transaction - A transaction in which one party pays a single or periodic amount and the other party pays periodic amounts of the same currency based on the excess, if any, of a specific per annum rate (in the case of an interest rate floor) or a specific price (in the case of a commodity floor) over a specific floating rate (in the case of an interest rate floor) or commodity price (in the case of a commodity floor).
**	Knockout FX Options - An option with a built in mechanism to expire worthless, should a specified price level be exceeded. A knock-out option sets a cap to the level an option can reach, in favor of the holder. As knock-out options limit the profit potential for the option buyer, they can be purchased for a smaller premium than an equivalent option without a knock-out stipulation.
***	Digital Option - An option whose payout is fixed after the underlying stock exceeds the predetermined threshold or strike price.
****	Knock-In Option - A latent option contract that begins to function as a normal option (“knocks in”) only once a certain price level is reached before expiration

Forward Currency Contracts Open at August 31, 2014

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	GBP	2,682,635	9/11/2014	BOA	$—	$(70,088)	$(70,088)
Buy	BRL	1,849,836	9/3/2014	BOA	31,836	—	31,836
Buy	TRY	1,779,688	10/15/2014	BOA	5,688	—	5,688
Buy	BRL	917,434	9/3/2014	BOA	9,130	—	9,130
Buy	AUD	1,344,888	9/3/2014	BOA	9,347	—	9,347
Buy	BRL	2,594,378	9/3/2014	BOA	52,796	—	52,796
Sell	BRL	3,010,851	9/3/2014	BOA	—	(63,850)	(63,850)
Sell	EUR	2,111,518	9/3/2014	BOA	34,427	—	34,427
Sell	GBP	903,065	9/11/2014	BOA	4,022	—	4,022
Sell	BRL	1,908,063	9/3/2014	BOA	—	(26,063)	(26,063)
Sell	BRL	909,714	10/2/2014	BOA	—	(8,762)	(8,762)
Sell	BRL	2,572,548	10/2/2014	BOA	—	(51,269)	(51,269)
Sell	BRL	442,734	9/3/2014	BOA	—	(217)	(217)
Buy	NOK	867,666	10/3/2014	BRC	—	(3,273)	(3,273)
Buy	NOK	867,666	10/3/2014	BRC	—	(3,273)	(3,273)
Buy	EUR	180,096	11/14/2014	BRC	—	(784)	(784)
Buy	GBP	292,175	9/8/2014	BRC	—	(4,755)	(4,755)
Buy	CZK	935,571	11/14/2014	BRC	—	(12,500)	(12,500)
Buy	GBP	292,175	9/8/2014	BRC	—	(4,262)	(4,262)
Buy	EUR	448,270	11/14/2014	BRC	—	(7,016)	(7,016)
Buy	GBP	290,515	9/8/2014	BRC	—	(3,564)	(3,564)
Buy	EUR	228,748	11/21/2014	BRC	—	(3,777)	(3,777)
Buy	BRL	156,316	9/2/2014	BRC	792	—	792
Buy	BRL	180,126	9/2/2014	BRC	913	—	913
Buy	BRL	180,126	9/2/2014	BRC	913	—	913
Buy	BRL	156,316	9/2/2014	BRC	792	—	792
Buy	BRL	188,126	9/3/2014	BRC	93	—	93
Buy	EUR	3,080,047	9/4/2014	BRC	—	(49,057)	(49,057)
Buy	EUR	131,396	9/4/2014	BRC	—	(2,093)	(2,093)
Buy	EUR	225,422	10/29/2014	BRC	—	(12,167)	(12,167)
Buy	PLN	214,945	9/4/2014	BRC	—	(12,635)	(12,635)
Buy	EUR	231,126	9/4/2014	BRC	—	(8,467)	(8,467)
Buy	EUR	216,803	9/4/2014	BRC	—	(8,112)	(8,112)
Buy	EUR	443,570	10/15/2014	BRC	—	(16,828)	(16,828)
Buy	BRL	114,729	10/2/2014	BRC	883	—	883
Buy	BRL	183,528	9/2/2014	BRC	6,828	—	6,828
Buy	EUR	180,075	10/29/2014	BRC	—	(6,789)	(6,789)
Buy	EUR	266,076	9/4/2014	BRC	—	(8,459)	(8,459)
Buy	NZD	146,195	9/16/2014	BRC	—	(826)	(826)
Buy	BRL	153,633	9/2/2014	BRC	3,133	—	3,133
Buy	NZD	477,180	11/14/2014	BRC	—	(4,918)	(4,918)
Buy	JPY	337,794	9/3/2014	BRC	—	(2,206)	(2,206)
Buy	JPY	170,079	9/3/2014	BRC	80	—	80
Buy	NZD	144,636	9/8/2014	BRC	677	—	677

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	NZD	292,808	9/16/2014	BRC	1,477	$—	$1,477
Buy	NZD	146,195	9/16/2014	BRC	808	—	808
Sell	GBP	2,695,916	9/11/2014	BRC	29,983	—	29,983
Sell	EUR	866,695	10/3/2014	BRC	4,245	—	4,245
Sell	EUR	866,695	10/3/2014	BRC	4,245	—	4,245
Sell	CZK	179,803	11/14/2014	BRC	1,078	—	1,078
Sell	JPY	291,551	9/8/2014	BRC	5,379	—	5,379
Sell	EUR	932,033	11/14/2014	BRC	16,039	—	16,039
Sell	JPY	289,080	9/8/2014	BRC	7,357	—	7,357
Sell	CAD	460,554	11/14/2014	BRC	—	(5,268)	(5,268)
Sell	JPY	287,968	9/8/2014	BRC	6,111	—	6,111
Sell	HUF	228,148	11/21/2014	BRC	4,377	—	4,377
Sell	BRL	183,528	9/2/2014	BRC	—	(930)	(930)
Sell	BRL	153,633	9/2/2014	BRC	—	(778)	(778)
Sell	BRL	153,633	9/2/2014	BRC	—	(778)	(778)
Sell	BRL	183,528	9/2/2014	BRC	—	(930)	(930)
Sell	BRL	3,507,206	10/2/2014	BRC	—	(4,972)	(4,972)
Sell	EUR	245,710	9/4/2014	BRC	8,750	—	8,750
Sell	NZD	1,221,398	11/14/2014	BRC	58,626	—	58,626
Sell	EUR	511,842	2/20/2019	BRC	11,313	—	11,313
Sell	EUR	458,571	9/4/2014	BRC	20,213	—	20,213
Sell	EUR	691,142	9/4/2014	BRC	30,066	—	30,066
Sell	EUR	406,767	10/14/2014	BRC	16,822	—	16,822
Sell	CLP	740,216	10/14/2014	BRC	43,055	—	43,055
Sell	ZAR	964,561	10/14/2014	BRC	—	(18,498)	(18,498)
Sell	BRL	156,316	9/2/2014	BRC	—	(5,816)	(5,816)
Sell	BRL	188,126	9/3/2014	BRC	—	(3,627)	(3,627)
Sell	BRL	180,126	9/2/2014	BRC	—	(3,426)	(3,426)
Sell	AUD	869,132	11/14/2014	BRC	—	(7,132)	(7,132)
Sell	AUD	515,228	11/14/2014	BRC	—	(4,228)	(4,228)
Sell	EUR	3,173,147	12/1/2014	BRC	50,207	—	50,207
Sell	EUR	131,475	12/1/2014	BRC	2,080	—	2,080
Sell	PLN	428,125	11/14/2014	BRC	7,875	—	7,875
Sell	EUR	2,631,199	9/4/2014	BRC	99,235	—	99,235
Sell	GBP	1,470,721	9/18/2014	BRC	14,132	—	14,132
Sell	JPY	206,298	9/3/2014	BRC	4,702	—	4,702
Sell	NZD	146,195	9/16/2014	BRC	5,449	—	5,449
Buy	BRL	442,734	9/3/2014	BCC	218	—	218
Sell	CNY	133,913	4/7/2016	BCC	—	(2,793)	(2,793)
Sell	BRL	442,734	9/3/2014	BCC	—	(3,064)	(3,064)
Sell	KRW	144,777	10/15/2014	BCC	—	(2,394)	(2,394)
Buy	CLP	168,427	9/12/2014	BNP	—	(7,573)	(7,573)
Sell	BRL	438,658	3/12/2015	BNP	—	(14,950)	(14,950)
Buy	BRL	401,837	9/3/2014	CBK	49,087	—	49,087
Buy	CNY	133,913	4/7/2016	CBK	—	(6,086)	(6,086)
Buy	BRL	2,610,995	1/5/2015	CBK	45,088	—	45,088
Sell	EUR	19,283,734	11/7/2014	CBK	409,216	—	409,216
Sell	PLN	3,615,879	10/27/2014	CBK	142,632	—	142,632
Sell	CHF	13,066,742	10/24/2014	CBK	300,036	—	300,036
Sell	NZD	12,243,407	9/19/2014	CBK	378,853	—	378,853
Sell	JPY	25,182,581	9/9/2014	CBK	378,395	—	378,395
Sell	KRW	1,147,725	10/15/2014	CBK	—	(7,725)	(7,725)
Sell	CAD	1,816,677	9/18/2014	CBK	—	(1,809)	(1,809)
Sell	BRL	6,531,296	1/5/2015	CBK	—	(112,787)	(112,787)
Sell	EUR	14,073,718	9/3/2014	CBK	322,669	—	322,669
Sell	MXN	22,484	12/18/2014	CBK	—	(406)	(406)
Sell	AUD	366,108	9/3/2014	CBK	—	(3,188)	(3,188)
Sell	EUR	375,790	9/3/2014	CBK	7,213	—	7,213
Sell	BRL	401,837	9/3/2014	CBK	—	(197)	(197)
Buy	EUR	2,438,691	9/3/2014	FBF	—	(52,985)	(52,985)
Buy	JPY	1,794,416	9/3/2014	FBF	—	(595)	(595)
Buy	CAD	190,606	4/13/2015	FBF	546	—	546
Buy	CAD	31,856	10/20/2014	FBF	—	(381)	(381)
Buy	NZD	182,917	4/13/2015	FBF	—	(10,265)	(10,265)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	ZAR	230,939	11/14/2014	FBF	$—	$(1,433)	$(1,433)
Buy	CZK	182,631	11/14/2014	FBF	—	(2,440)	(2,440)
Buy	EUR	304,603	11/21/2014	FBF	—	(5,029)	(5,029)
Buy	DKK	91,464	9/4/2014	FBF	—	(1,369)	(1,369)
Buy	NZD	409,346	9/16/2014	FBF	—	(9,303)	(9,303)
Buy	NZD	349,267	11/14/2014	FBF	—	(8,071)	(8,071)
Buy	EUR	180,075	10/29/2014	FBF	—	(9,056)	(9,056)
Buy	NZD	394,950	11/14/2014	FBF	—	(6,376)	(6,376)
Buy	MXN	518,789	11/14/2014	FBF	7,789	—	7,789
Buy	EUR	117,608	9/18/2014	FBF	—	(2,279)	(2,279)
Buy	EUR	162,997	11/6/2014	FBF	—	(1,769)	(1,769)
Buy	GBP	211,558	11/6/2014	FBF	—	(580)	(580)
Buy	EUR	130,749	9/18/2014	FBF	—	(1,985)	(1,985)
Buy	EUR	38,765	9/18/2014	FBF	—	(731)	(731)
Buy	NZD	144,636	9/8/2014	FBF	659	—	659
Buy	BRL	185,123	9/3/2014	FBF	91	—	91
Sell	KRW	10,068	10/15/2014	FBF	—	(68)	(68)
Sell	NZD	182,917	4/13/2015	FBF	7,143	—	7,143
Sell	NZD	30,807	10/20/2014	FBF	1,430	—	1,430
Sell	CAD	186,973	4/13/2015	FBF	6,209	—	6,209
Sell	NZD	226,339	11/14/2014	FBF	6,034	—	6,034
Sell	EUR	182,068	11/14/2014	FBF	3,002	—	3,002
Sell	PLN	303,326	11/21/2014	FBF	6,306	—	6,306
Sell	EUR	180,075	10/29/2014	FBF	10,097	—	10,097
Sell	GBP	3,893,829	10/2/2014	FBF	96,626	—	96,626
Sell	EUR	2,413,460	10/2/2014	FBF	87,293	—	87,293
Sell	EUR	788,564	10/14/2014	FBF	33,038	—	33,038
Sell	EUR	862,163	10/14/2014	FBF	31,485	—	31,485
Sell	GBP	459,710	10/14/2014	FBF	14,217	—	14,217
Sell	NOK	64,444	10/14/2014	FBF	—	(424)	(424)
Sell	GBP	176,748	10/14/2014	FBF	5,466	—	5,466
Sell	DKK	91,465	9/4/2014	FBF	3,275	—	3,275
Sell	EUR	149,195	11/6/2014	FBF	2,868	—	2,868
Sell	GBP	2,185,937	11/14/2014	FBF	26,074	—	26,074
Sell	NZD	118,785	11/21/2014	FBF	915	—	915
Sell	AUD	135,299	11/21/2014	FBF	—	(299)	(299)
Sell	ZAR	165,462	11/21/2014	FBF	138	—	138
Sell	DKK	91,520	12/1/2014	FBF	1,367	—	1,367
Sell	MXN	298,042	11/21/2014	FBF	458	—	458
Sell	EUR	533,352	11/21/2014	FBF	8,536	—	8,536
Sell	TRY	179,893	11/21/2014	FBF	—	(1,093)	(1,093)
Sell	EUR	114,326	9/22/2014	FBF	1,249	—	1,249
Sell	BRL	185,123	9/3/2014	FBF	—	(2,823)	(2,823)
Buy	KRW	2,744,347	10/15/2014	DUB	1,846	—	1,846
Buy	AUD	381,052	9/3/2014	DUB	1,903	—	1,903
Buy	EUR	228,146	12/23/2014	DUB	—	(3,607)	(3,607)
Buy	CAD	558,131	2/25/2019	DUB	9,514	—	9,514
Buy	CAD	322,559	11/14/2014	DUB	1,857	—	1,857
Buy	CZK	182,612	11/14/2014	DUB	—	(2,606)	(2,606)
Buy	AUD	321,052	11/14/2014	DUB	549	—	549
Buy	GBP	452,145	11/14/2014	DUB	—	(5,640)	(5,640)
Buy	EUR	460,758	11/14/2014	DUB	—	(7,212)	(7,212)
Buy	GBP	515,323	3/12/2019	DUB	—	(1,574)	(1,574)
Buy	CAD	265,309	3/12/2019	DUB	4,034	—	4,034
Buy	GBP	503,446	3/14/2019	DUB	—	(710)	(710)
Buy	EUR	466,587	10/20/2014	DUB	—	(8,421)	(8,421)
Buy	EUR	448,270	11/14/2014	DUB	—	(7,221)	(7,221)
Buy	EUR	214,210	10/3/2014	DUB	—	(926)	(926)
Buy	NOK	228,434	12/23/2014	DUB	—	(1,551)	(1,551)
Buy	EUR	228,008	10/3/2014	DUB	—	(587)	(587)
Buy	CLP	171,526	11/14/2014	DUB	—	(2,474)	(2,474)
Buy	EUR	448,270	11/14/2014	DUB	—	(8,425)	(8,425)
Buy	CLP	164,068	9/12/2014	DUB	—	(8,932)	(8,932)
Buy	JPY	190,385	12/15/2014	DUB	—	(3,615)	(3,615)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	EUR	450,187	10/29/2014	DUB	$—	$(15,836)	$(15,836)
Buy	JPY	167,591	9/3/2014	DUB	—	(2,409)	(2,409)
Buy	EUR	450,187	10/29/2014	DUB	—	(9,726)	(9,726)
Buy	NZD	592,824	10/20/2014	DUB	—	(1,959)	(1,959)
Buy	JPY	107,114	9/3/2014	DUB	—	(1,886)	(1,886)
Buy	EUR	224,765	10/29/2014	DUB	—	(7,130)	(7,130)
Buy	EUR	180,075	10/29/2014	DUB	—	(5,106)	(5,106)
Buy	JPY	100,587	9/3/2014	DUB	—	(1,413)	(1,413)
Buy	EUR	941,892	11/14/2014	DUB	—	(17,676)	(17,676)
Buy	EUR	479,819	11/14/2014	DUB	—	(9,005)	(9,005)
Buy	CLP	611,945	11/14/2014	DUB	—	(9,894)	(9,894)
Buy	CLP	848,285	11/14/2014	DUB	—	(13,715)	(13,715)
Buy	EUR	448,270	11/14/2014	DUB	—	(6,986)	(6,986)
Buy	JPY	334,923	9/3/2014	DUB	—	(5,077)	(5,077)
Buy	JPY	167,541	9/3/2014	DUB	—	(2,459)	(2,459)
Buy	CLP	330,632	11/14/2014	DUB	—	(4,768)	(4,768)
Buy	NZD	144,636	9/8/2014	DUB	634	—	634
Sell	KRW	1,419,415	10/15/2014	DUB	—	(9,415)	(9,415)
Sell	EUR	508,499	9/3/2014	DUB	11,592	—	11,592
Sell	TRY	1,793,640	10/15/2014	DUB	5,199	—	5,199
Sell	CHF	109,006	11/13/2014	DUB	1,502	—	1,502
Sell	AUD	677,114	9/3/2014	DUB	—	(4,384)	(4,384)
Sell	JPY	893,844	9/3/2014	DUB	13,979	—	13,979
Sell	EUR	1,710,763	9/3/2014	DUB	23,953	—	23,953
Sell	JPY	1,799,221	9/3/2014	DUB	3,875	—	3,875
Sell	NOK	231,372	12/23/2014	DUB	381	—	381
Sell	EUR	535,836	2/25/2019	DUB	12,781	—	12,781
Sell	AUD	321,052	11/14/2014	DUB	—	(350)	(350)
Sell	EUR	182,068	11/14/2014	DUB	3,149	—	3,149
Sell	CAD	319,883	11/14/2014	DUB	620	—	620
Sell	EUR	448,270	11/14/2014	DUB	9,515	—	9,515
Sell	GBP	463,991	11/14/2014	DUB	3,978	—	3,978
Sell	EUR	498,397	3/12/2019	DUB	18,500	—	18,500
Sell	EUR	249,199	3/12/2019	DUB	12,077	—	12,077
Sell	EUR	485,116	3/14/2019	DUB	19,040	—	19,040
Sell	NOK	472,734	10/20/2014	DUB	2,274	—	2,274
Sell	GBP	451,611	11/14/2014	DUB	3,880	—	3,880
Sell	NOK	214,166	10/3/2014	DUB	970	—	970
Sell	EUR	228,146	12/23/2014	DUB	1,839	—	1,839
Sell	NOK	228,316	10/3/2014	DUB	279	—	279
Sell	AUD	170,384	9/12/2014	DUB	116	—	116
Sell	AUD	174,901	9/12/2014	DUB	99	—	99
Sell	EUR	180,075	10/29/2014	DUB	5,841	—	5,841
Sell	NZD	116,956	9/16/2014	DUB	4,824	—	4,824
Sell	AUD	156,112	11/14/2014	DUB	—	(665)	(665)
Sell	JPY	188,792	12/15/2014	DUB	5,208	—	5,208
Sell	JPY	165,511	9/3/2014	DUB	4,489	—	4,489
Sell	BRL	381,018	3/13/2015	DUB	—	(32,880)	(32,880)
Sell	NZD	146,195	9/16/2014	DUB	7,140	—	7,140
Sell	EUR	448,270	11/14/2014	DUB	2,181	—	2,181
Sell	CAD	340,784	11/14/2014	DUB	216	—	216
Sell	EUR	448,270	11/14/2014	DUB	7,223	—	7,223
Sell	CLP	251,180	11/21/2014	DUB	3,520	—	3,520
Sell	JPY	673,752	10/14/2014	DUB	1,248	—	1,248
Sell	NZD	296,412	10/20/2014	DUB	574	—	574
Sell	NZD	296,412	10/20/2014	DUB	211	—	211
Sell	NZD	144,636	9/8/2014	DUB	2,028	—	2,028
Sell	EUR	131,396	9/4/2014	DUB	4,917	—	4,917
Sell	PLN	214,945	9/4/2014	DUB	9,219	—	9,219
Sell	AUD	173,419	9/12/2014	DUB	—	(419)	(419)
Buy	EUR	16,341,595	9/3/2014	GSC	—	(72,757)	(72,757)
Buy	JPY	898,650	9/3/2014	GSC	647	—	647
Buy	BRL	867,635	9/3/2014	GSC	37,635	—	37,635
Sell	MXN	64,640	10/22/2014	GSC	—	(100)	(100)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	MXN	230,933	9/23/2014	GSC	$936	$—	$936
Sell	BRL	401,837	9/3/2014	GSC	—	(49,087)	(49,087)
Sell	JPY	898,851	10/2/2014	GSC	—	(664)	(664)
Sell	EUR	16,344,240	10/2/2014	GSC	72,500	—	72,500
Sell	BRL	465,797	9/3/2014	GSC	—	(229)	(229)
Sell	BRL	26,334	12/4/2014	GST	—	(334)	(334)
Sell	AUD	175,875	9/12/2014	GST	125	—	125
Sell	EUR	225,422	10/29/2014	GST	13,338	—	13,338
Buy	EUR	515,487	11/28/2014	HUB	—	(14,794)	(14,794)
Buy	BRL	381,018	3/13/2015	HUB	156	—	156
Buy	BRL	438,658	3/12/2015	HUB	110	—	110
Buy	BRL	12,494	11/10/2014	HUB	—	—	—
Buy	BRL	393,455	11/10/2014	HUB	—	(549)	(549)
Buy	AUD	233,629	9/23/2014	HUB	—	(271)	(271)
Sell	BGN	517,413	11/28/2014	HUB	12,868	—	12,868
Sell	BRL	405,949	11/10/2014	HUB	—	(32,185)	(32,185)
Sell	AUD	328,759	9/23/2014	HUB	—	(190)	(190)
Buy	CLP	4,859,916	10/24/2014	HUS	—	(179,738)	(179,738)
Buy	CLP	1,161,440	9/26/2014	HUS	—	(63,014)	(63,014)
Buy	CLP	995,266	10/10/2014	HUS	—	(54,443)	(54,443)
Buy	CLP	1,754,217	9/10/2014	HUS	—	(96,138)	(96,138)
Buy	AUD	6,288,086	11/12/2014	HUS	52,811	—	52,811
Buy	INR	4,762,162	11/17/2014	HUS	29,006	—	29,006
Sell	CZK	4,038,783	11/6/2014	HUS	97,160	—	97,160
Sell	PLN	233,383	10/27/2014	HUS	5,068	—	5,068
Sell	EUR	368,060	11/7/2014	HUS	6,585	—	6,585
Buy	GBP	292,175	9/8/2014	JPM	—	(4,262)	(4,262)
Buy	EUR	214,210	10/3/2014	JPM	—	(1,007)	(1,007)
Buy	EUR	210,267	10/3/2014	JPM	—	(541)	(541)
Buy	EUR	250,985	9/18/2014	JPM	—	(9,145)	(9,145)
Buy	GBP	69,718	9/18/2014	JPM	—	(2,209)	(2,209)
Buy	EUR	98,555	9/18/2014	JPM	—	(3,038)	(3,038)
Buy	GBP	283,852	9/18/2014	JPM	—	(9,102)	(9,102)
Buy	EUR	232,570	9/4/2014	JPM	—	(5,738)	(5,738)
Buy	BRL	26,334	12/4/2014	JPM	334	—	334
Buy	EUR	52,562	9/18/2014	JPM	—	(1,618)	(1,618)
Buy	EUR	52,562	9/18/2014	JPM	—	(1,750)	(1,750)
Buy	NZD	146,195	9/16/2014	JPM	—	(893)	(893)
Buy	CLP	167,619	9/12/2014	JPM	—	(7,381)	(7,381)
Buy	CLP	162,147	9/12/2014	JPM	—	(8,353)	(8,353)
Sell	JPY	289,247	9/8/2014	JPM	7,190	—	7,190
Sell	NOK	214,061	10/3/2014	JPM	1,156	—	1,156
Sell	NOK	210,418	10/3/2014	JPM	390	—	390
Sell	EUR	2,312,847	11/6/2014	JPM	50,700	—	50,700
Sell	GBP	564,154	11/6/2014	JPM	7,686	—	7,686
Sell	JPY	68,868	11/6/2014	JPM	1,076	—	1,076
Sell	EUR	1,250,985	9/18/2014	JPM	39,043	—	39,043
Sell	GBP	449,848	9/18/2014	JPM	4,358	—	4,358
Buy	BRL	183,318	9/3/2014	MSC	1,018	—	1,018
Buy	BRL	383,588	9/3/2014	MSC	7,888	—	7,888
Buy	BRL	394,080	9/3/2014	MSC	194	—	194
Buy	BRL	185,517	9/3/2014	MSC	91	—	91
Sell	BRL	383,588	9/3/2014	MSC	—	(188)	(188)
Sell	MXN	335,885	11/14/2014	MSC	115	—	115
Sell	BRL	394,080	9/3/2014	MSC	—	(11,680)	(11,680)
Sell	BRL	183,308	12/2/2014	MSC	—	(1,008)	(1,008)
Sell	KRW	377,868	11/21/2014	MSC	—	(1,468)	(1,468)
Sell	JPY	723,608	10/14/2014	MSC	1,392	—	1,392
Sell	BRL	185,517	9/3/2014	MSC	—	(3,217)	(3,217)
Buy	CAD	322,747	11/14/2014	UAG	1,858	—	1,858
Buy	AUD	321,052	11/14/2014	UAG	—	(1,144)	(1,144)
Buy	EUR	131,428	10/15/2014	UAG	—	(4,028)	(4,028)
Buy	INR	175,618	11/14/2014	UAG	2,118	—	2,118
Buy	BRL	381,676	9/3/2014	UAG	8,176	—	8,176

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2014

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	AUD	321,052	11/14/2014	UAG	$—	$(163)	$(163)
Sell	CAD	319,854	11/14/2014	UAG	2,341	—	2,341
Sell	BRL	381,676	9/3/2014	UAG	—	(187)	(187)
Sell	CAD	340,761	11/14/2014	UAG	239	—	239
Sell	INR	253,425	11/21/2014	UAG	576	—	576
Sell	INR	172,891	11/14/2014	UAG	609	—	609

					$3,707,959	$(1,603,991)	$2,103,968

Borrowing and Other Financing Transactions

Reverse Repurchase Agreements

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
Deutsche Bank Securities, Inc. (2)	0.0600%	8/21/2014	9/3/2014	$12,281,500	$12,281,500

				$12,281,500	$12,281,500

Short Sales

Type of Investment	Description	Coupon (%)	Maturity Date	Principal Amount (000s)	Proceeds	Fair Value
U.S. Agency CMO	Fannie Mae TBA	4.000	10/1/2041	$(13,000)	$(13,654,063)	$(13,731,758)
U.S. Agency CMO	Fannie Mae TBA	4.500	10/1/2041	(5,000)	(5,385,156)	(5,386,816)
U.S. Agency CMO	Fannie Mae TBA	4.500	9/1/2041	(5,000)	(5,387,656)	(5,400,000)
U.S. Agency CMO	Fannie Mae TBA	5.500	9/1/2014	(6,000)	(6,653,438)	(6,671,437)
U.S. Agency CMO	Fannie Mae TBA	6.000	9/1/2041	(1,000)	(1,125,000)	(1,127,812)

					$(32,205,313)	$(32,317,823)

1)	The average amount of borrowing during the Period ended August 31, 2014 was $369,149 at a weighted average interest rate of 0.0069%.
2)	Collateralized by a U.S. Government Agency Obligation valued at $12,281,500, 2.50%, 5/15/2024.

Glossary

Counterparty Abbreviations:

BCC	Barclays Capital	DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank, N.A.
BNP	BNP Paribas, N.A.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co. Inc.
BOA	Bank of America, N.A.	FOB	Credit Suisse Securities USA, LLC	MYC	Morgan Stanley Capital Services
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RBS	Royal Bank of Scotland PLC
CBK	Citibank, N.A.	GST	Goldman Sachs International	UAG	UBS AG
DEU	Deutsche Bank AG, New York	HUB	HSBC BANK PLC

Currency Abbreviations:

AUD	Australian Dollar	GBP	Sterling	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zolty
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Republic Koruna	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand

Index Abbreviations:

ABX	Asset Backed Securities Index	CMBX	Commercial Mortgage Backed Securities Index	USA-CPI-U	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade	iTrax	Markit iTraxx Europe

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:

BBR	Bank Bill Rate	ECAL	European-style Call	LIBOR	London Interbank Offer Rate
BBSW	Bank Bill Swap Reference Rate	EPUT	European-style Put	NIBOR	Norwegian Interbank Offer Rate
CD	Certificate of Deposit	EURIBOR	Euro Interbank Offer Rate	TELBOR	TelAviv Interbank Offer Rate
CDOR	Canadian Dealer Offered Rate	IRS	Interest Rate Swap	TIIE	Tasa de Intere’s Interbancaria de Equilibrio
CDS	Credit Default Swap	JIBAR	Johannesburg Interbank Agreed Rate

See accompanying notes

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

August 31, 2014 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair valueA	$318,802
Purchased options and swaptions outstandingC	3,776
Foreign currency, at fair valueB	717
Swap premium paid	1,957
Swap Income receivable	133
Deposit with brokers for futures contracts	7,923
Receivable for investments sold	39,252
Receivable for fund shares sold	289
Dividends and interest receivable	2,318
Receivable for tax reclaims	44
Receivable for expense reimbursement (Note 2)	124
Unrealized appreciation of swap agreements	6,165
Unrealized appreciation from foreign currency contracts	3,708
Prepaid expenses	39
Other assets	3

Total assets	385,250

Liabilities:
Payable for investments purchased	43,530
Payable for fund shares redeemed	62
Payable for reverse repurchase agreements	12,282
Payable for securities sold short, at fair value (proceeds $32,205)	32,318
Swap premium received	2,810
Swap income payable	419
Written options , at fair value (premiums received $3,775)	2,462
Management and investment advisory fees payable	137
Administrative service and service fees payable	97
Transfer agent fees payable	11
Custody and fund accounting fees payable	26
Professional fees payable	189
Prospectus and shareholder reports fees payable	6
Trustee fees payable	4
Due to Brokers	115
Payable for variation margin from open futures contracts	1,736
Unrealized depreciation of swap agreements	9,512
Unrealized depreciation from foreign currency contracts	1,604
Other liabilities	11

Total liabilities	107,331

Net assets	$277,919

Analysis of Net Assets:
Paid-in-capital	280,752
Over distribution of net investment income	(832)
Accumulated net realized (loss)	(4,748)
Unrealized appreciation of investments	6,777
Unrealized appreciation of foreign currency contracts	1,205
Unrealized depreciation of futures contracts	(1,699)
Unrealized depreciation of swap agreements	(3,347)
Unrealized depreciation of options and swaptions contracts	(76)
Unrealized depreciation of short sales	(113)

Net assets	$277,919

See accompanying notes

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

August 31, 2014 (in thousands, except share and per share amounts)

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	17,160,344

Y Class	3,683,453

Investor Class	2,367,024

A Class	2,643,258

C Class	1,088,687

Net assets (not in thousands):
Institutional Class	$177,201,454

Y Class	$38,033,706

Investor Class	$24,410,567

A Class	$27,146,489

C Class	$11,126,819

Net asset value, offering and redemption price per share:
Institutional Class	$10.33

Y Class	$10.33

Investor Class	$10.31

A Class	$10.27

A Class (offering price)	$10.78

C Class	$10.22

A Cost of investments in unaffiliated securities	$312,879
B Cost of foreign currency	$718
C Cost of purchased options outstanding	$5,165

See accompanying notes

American Beacon Flexible Bond FundSM

Statement of Operations

For the year ended August 31, 2014 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$13
Interest income	8,108

Total investment income	8,121

Expenses:
Management and investment advisory fees (Note 2)	1,705
Administrative service fees (Note 2):
Institutional Class	477
Y Class	109
Investor Class	135
A Class	136
C Class	49
Transfer agent fees:
Institutional Class	59
Y Class	3
Investor Class	8
A Class	9
C Class	2
Custody and fund accounting fees	302
Professional fees	360
Registration fees and expenses	103
Service fees (Note 2):
Y Class	36
Investor Class	112
A Class	53
C Class	19
Distribution fees (Note 2):
A Class	88
C Class	127
Prospectus and shareholder report expenses	42
Trustee fees	17
Other expenses	27

Total expenses	3,978

Net fees waived and expenses reimbursed (Note 2)	(855)

Net expenses	3,123

Net investment income	4,998

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	785
Foreign currency transactions	(1,574)
Futures contracts	(4,262)
Swap agreements	326
Options and swaptions contracts	(728)
Change in net unrealized appreciation or (depreciation) of:
Investments	11,035
Foreign currency transactions	4,307
Futures contracts	(2,017)
Swap agreements	(3,087)
Options and swaption contracts	(123)
Short sales	(113)

Net gain from investments	4,549

Net increase in net assets resulting from operations	$9,547

A Foreign taxes	$60

See accompanying notes

American Beacon Flexible Bond FundSM

Statement of Changes of Net Assets (in thousands)

	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,998	$1,221
Net realized gain (loss) from investments, foreign currency, futures contracts, swap agreements, option and swaptions contracts, and short sales	(5,453)	2,507
Change in net unrealized appreciation or (depreciation) from investments, foreign currency, futures contracts, swap agreements, option and swaptions contracts, and short sales	10,002	(8,566)

Net increase (decrease) in net assets resulting from operations	9,547	(4,838)

Distributions to Shareholders:
Net investment income:
Institutional Class	(2,789)	(699)
Y Class	(621)	(454)
Investor Class	(652)	(826)
A Class	(457)	(463)
C Class	(72)	(156)
Net realized gain from investments:
Institutional Class	(1,025)	(91)
Y Class	(253)	(196)
Investor Class	(349)	(411)
A Class	(275)	(210)
C Class	(92)	(93)

Net distributions to shareholders	(6,585)	(3,599)

Capital Share Transactions:
Proceeds from sales of shares	114,770	280,548
Reinvestment of dividends and distributions	6,267	(58,848)
Cost of shares redeemed	(125,983)	3,140

Net increase (decrease) in net assets from capital share transactions	(4,946)	224,840

Net increase (decrease) in net assets	(1,984)	216,403

Net Assets:
Beginning of period	279,903	63,500

End of Period *	$277,919	$279,903

*Includes undistributed (or distribution in excess of) net investment income	$(832)	$1,008

See accompanying notes

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of thirty-one Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Flexible Bond Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

The Flexible Bond Fund is a commodity pool, as defined in the regulations of the Commodity Futures Trading Commission (the “CFTC”) and operated by the Manager, a commodity pool operator registered with the CFTC.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing directly or through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)

C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and fund management services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund 0.05% of the average daily net assets. The Fund pays the unaffiliated investment advisors hired to direct investment activities of the Fund. Management fees paid by the Fund during the year ended August 31, 2014 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
0.59%	$1,705	$1,561	$144

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Fund. Prior to June 30, 2014, the Manager received an annualized fee of 0.40% of the average daily net assets of the A and C Classes of the Fund. Beginning July 1, 2014, the Manager received an annualized fee of 0.30% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended August 31, 2014, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the classes of the Fund to the extent that total annual fund operating expenses exceeded the Fund’s expense cap. During the year ended August 31, 2014, the Manager reimbursed expenses as follows:

	Expense Cap
Class	9/1/13 - 6/30/14	7/1/14 - 8/31/14	Reimbursed Expenses	Expiration of Reimbursements
Institutional	0.90%	0.90%	$530,451	2017
Y	0.99%	0.99%	107,654	2017
Investor	1.27%	1.27%	71,668	2017
A	1.39%	1.29%	106,230	2017
C	2.14%	2.04%	38,830	2017

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Of these amounts, $124,270 is receivable from the Manager, as of August 31, 2014. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2017. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability is $274,377 and $378,404 expiring in 2015 and 2016, respectively. The Fund did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended August 31, 2014 Foreside collected $4,707 from the sale of A Class Shares.

A contingent deferred sales charge (“CDSC”) of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2014, there were no CDSC fees collected for the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2014 CDSC charges of $8,413 were collected.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If a Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for transfers between levels of the Fund’s assets and liabilities. As of August 31, 2014, the investments were classified as described below (in thousands):

Flexible Bond Fund (1)	Level 1	Level 2	Level 3	Total
Preferred Stock	$578	$1,100	$—	$1,678
Domestic Bank Loan	—	1,631	—	1,631
Domestic Convertible Obligations	—	2,603	—	2,603
Domestic Obligations	—	82,213	339	82,552
Foreign Convertible Obligations	—	2,704	—	2,704
Foreign Obligations	—	93,718	5	93,723
Asset-Backed Obligations	—	15,220	—	15,220
Collateralized Mortgage Obligations		19,890	—	19,890
Foreign Collateralized Mortgage-Backed Obligations	—	4,504	—	4,504
Commercial Mortgage-Backed Obligations	—	1,846	—	1,846
U.S. Agency Mortgage-Backed Obligations	—	2,160	—	2,160
U.S. Agency Obligations	—	290	—	290
U.S. Treasury Obligations	—	72,509	—	72,509
Short-Term Investments
Other Investment Companies	11,463	—	—	11,463
Certificate of Deposits	—	900	—	900
U.S. Treasury Bills & Notes	—	5,129	—	5,129

Total Investments in Securities	$12,041	$306,417	$344	$318,802

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

	Level 1	Level 2	Level 3	Total
Other Financial Instruments - Assets
Purchased options outstanding	$—	$3,776	$—	$3,776
Futures contracts	14	—	—	14
Interest Rate Swap agreements	—	6,154	—	6,154
Credit Default Swap agreements	—	1,066	—	1,066
Total Return Swap agreements	—	8	—	8
Forward currency contracts	—	3,708	—	3,708

	$14	$14,712	$—	$14,726

	Level 1	Level 2	Level 3	Total
Other Financial Instruments - Liabilities
Short Sales	$—	$(32,318)	$—	$(32,318)
Reverse repurchase agreement	—	(12,282)	—	(12,282)
Written options outstanding	—	(2,462)	—	(2,462)
Futures contracts	(1,713)	—	—	(1,713)
Interest Rate Swap agreements	—	(9,887)	—	(9,887)
Credit Default Swap agreements	—	(1,533)	—	(1,533)
Total Return Swap agreements	—	(8)	—	(8)
Forward currency contracts	—	(1,604)	—	(1,604)

	$(1,713)	$(60,094)	$—	$(61,807)

(1)	Refer to the Schedule of Investments for Industry Information

The following is a reconciliation of Level 3 assets of the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Asset-Backed Obligations	Domestic Obligations	Foreign Obligations	Totals
Beginning Balance as of 8/31/2013	$221	$—	$—	$221
Net Purchases	—	336	—	336
Net Sales	(170)	—	—	(170)
Accrued Discounts/(Premiums)	(4)	(3)	—	(7)
Realized Gain/(Loss)	(17)	—	—	(17)
Net Change in Unrealized Appreciation/(Depreciation)	(30)	6	5	(19)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Ending Balance 8/31/2014	$—	$339	$5	$344

Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 8/31/2014(2)	$—	6	5	$11

[2]	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statement of Operations.

The domestic obligation and foreign convertible obligation classified as Level 3 were valued using single broker quotes of $112.86 and $0.05, respectively. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable. For the year ended August 31, 2014, the Fund did not have any commission recapture.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and other Investments

Emerging Markets Debt

The Fund may invest in emerging markets debt The Fund’s emerging markets debt securities may include obligations of government and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging markets governments, such issues may be unwilling to pay interest and repay principal when due, either due to inability to pay or submission to political pressure not to pay, and as a result my default, declare temporary suspensions of interest payments or require that the conditions of payments be renegotiated.

Repurchase Agreements

A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed income and equity securities such as U.S. government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depositary Receipts, exchange-traded funds and convertible securities. There is no percentage restriction on each Fund’s ability to enter into repurchase agreements with terms of seven days or less.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal value to the repurchase price.

Certificate of Deposit

A savings certificate entitling the bearer to receive interest. A Certificate of Deposit (“CD”) bears a fixed maturity date, has a specified fixed interest rate, and can be issued in any denomination. CDs are generally issued by commercial banks and are currently insured by the Federal Deposit Insurance Corporation (FDIC) up to a maximum of $250,000. CDs are generally offered at terms ranging from one month to five years.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Pay-In-Kind Securities

The Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding as of August 31, 2014 are disclosed in the Notes to the Schedule of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Short Sales

The Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of August 31, 2014, short positions were held by the Fund.

Master Agreements

The Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options

For the year ended August 31, 2014, the Fund purchased/sold options primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s option and swaption contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end (in thousands).

Average Purchased Option and Swaption Notional Amounts Outstanding
Fund	Year ended August 31, 2014
Flexible Bond	$4,130,289

Average Written Option and Swaption Notional Amounts Outstanding
Fund	Year ended August 31, 2014
Flexible Bond	$3,167,699

Straddle Options

The Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of August 31, 2014 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the year ended August 31, 2014, the Fund entered into credit default swaps primarily for return enhancement hedging and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (in thousands).

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Average Credit Default Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2014
Flexible Bond	$106,443

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

For the year ended August 31, 2014, the Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (in thousands).

Average Interest Rate Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2014
Flexible Bond	$10,068,739

Over-the-Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or Manager using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends, and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

Total Return Swap Agreements

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. During the period ended August 31, 2014, the Fund held total return swaps for hedging and non-hedging purposes.

For the year ended August 31, 2014, the Fund entered into total return swaps primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s total return swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

volume of total return swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (in thousands).

Average Total Return Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2014
Flexible Bond	$2,214

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount.

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

For the year ended August 31, 2014, the Fund entered into foreign currency exchange contracts primarily for return enhancement and hedging.

The Fund’s foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD (in thousands).

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Average Forward Foreign Currency Notional Amount Outstanding - Purchased Contracts
Fund	Year ended August 31, 2014
Flexible Bond	$79,791

Average Forward Foreign Currency Notional Amount Outstanding - Sold Contracts
Fund	Year ended August 31, 2014
Flexible Bond	$178,825

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended August 31, 2014, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Average Futures Contracts Outstanding
Fund	Year ended August 31, 2014
Flexible Bond	1,287

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1)(3):

Fair values of financial instruments on the Statement of Assets and Liabilities as of August 31, 2014 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Assets:
Unrealized appreciation of foreign currency contracts	$—	$3,708	$—	$—	$3,708
Receivable for variation margin from open futures contracts(2)	—	—	—	—	—
Unrealized appreciation from swap agreements	190	—	5,975	—	6,165
Purchased options and swaptions outstanding	—	1,448	2,328	—	3,776

	$190	$5,156	$8,303	$—	$13,649

Liabilities:
Unrealized depreciation of foreign currency contracts	$—	$(1,604)	$—	$—	$(1,604)
Payable for variation margin from open futures contracts(2)	—	—	(1,736)	—	(1,736)
Unrealized depreciation from swap agreements	(855)	—	(8,657)	—	(9,512)
Written options and swaptions outstanding	—	(974)	(1,433)	(55)	(2,462)

	$(855)	$(2,578)	$(11,826)	$(55)	$(15,314)

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

The effect of financial derivative instruments on the Statement of Operations for the year ended August 31, 2014 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Realized gain (loss) of derivatives recognized as a result from operations:
Net realized gain (loss) from foreign currency transactions	$—	$(1,416)	$—	$—	$(1,416)
Net realized gain (loss) from futures contracts	(3,842)	(246)	(174)	—	(4,262)
Net realized gain (loss) from swap agreements	(442)	38	730	—	326
Net realized gain (loss) from option and swaption contracts	—	(210)	(518)	—	(728)

	$(4,284)	$(1,834)	$38	$—	$(6,080)

Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation or (depreciation) from foreign currency contracts	$—	$3,121	$—	$—	$3,121
Change in net unrealized appreciation or (depreciation) from futures contracts	(2,002)	—	(15)	—	(2,017)
Change in net unrealized appreciation or (depreciation) from swap agreements	(574)	—	(2,513)	—	(3,087)
Change in net unrealized appreciation or (depreciation) from option and swaption contracts	27	237	(391)	4	(123)
Change in net unrealized appreciation or (depreciation) from short sale	(113)	—	—	—	(113)

	$(2,662)	$3,358	$(2,919)	$4	$(2,219)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin in reported within the Statement of Assets and Liabilities.
(3)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically rangesfrom zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

Offsetting Assets and Liabilities

The Fund is party to enforceable master netting agreements between brokers and counterparties, such as ISDA, Master Repo Agreements and Master Forward Agreements which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2014 (in thousands).

Flexible Bond Fund

Offsetting of Financial Assets and Derivative Assets as of August 31, 2014

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Swap Agreements	$2,434	—	$2,434
Purchased Options and SwaptionsOutstanding	3,776	—	3,776
Foreign Currency Contracts	3,708	—	3,708

	$9,918	$—	$9,918

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

Offsetting of Financial Liabilities and Derivative Liabilities as of August 31, 2014

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Reverse Repurchase Agreement	$(12,282)	$—	$(12,282)
Swap Agreements	(2,871)	—	(2,871)
Written Options and Swaptions Outstanding	(2,462)	—	(2,462)
Foreign Currency Contracts	(1,604)	—	(1,604)

	$(19,219)	$—	$(19,219)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2014

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Cash Collateral Received
Bank of America, N.A.	$(209)	$—	$—	$(209)
Barclays Bank PLC	581	—	—	581
Barclays Capital	(9)			(9)
BNP Paribas, N.A.	(477)	—	330	(147)
CitiBank, N.A	2,021	—	(120)	1,901
Credit Suisse International	643	—	36	607
Credit Suisse Securities USA LLC	61	—	—	61
Deutsche Bank AG New York	(122)	—	8	(114)
Deutsche Bank AG	(12,380)	12,282	—	(98)
Goldman Sachs Bank USA	290	—	—	290
Goldman Sachs Capital Market LP	(11)	—	—	(11)
Goldman Sachs International	389	—	(350)	39
HSBC Bank PLC	58	—	—	58
HSBC Bank USA	(203)	—	—	(203)
JPMorgan Chase Bank, N.A.	(49)	—	10	(39)
Morgan Stanley & Co. Inc.	43	—	6	37
Morgan Stanley Capital	10	—	(10)	—
Royal Bank of Scotland	(1)	—	—	(1)
UBS AG	64	—	—	64

	$(9,301)	$12,282	$(90)	$2,807

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2012, 2013, and 2014, remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

The tax character of distributions paid was as follows (in thousands):

	Year ended August 31, 2014	Year ended August 31, 2013
Distributions paid from:
Ordinary income*:
Institutional Class	$3,409	$790
Y Class	766	650
Investor Class	834	1,237
A Class	600	673
C Class	123	249
Long-Term Capital Gain:
Institutional Class	405	—
Y Class	108	—
Investor Class	167	—
A Class	132	—
C Class	41	—

Total distributions paid	$6,585	$3,599

*	For tax purposes, short-term capital gains are considered ordinary income distributed.

As of August 31, 2014, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$317,528
Unrealized appreciation	28,128
Unrealized depreciation	(27,279)

Net unrealized appreciation (depreciation)	849
Undistributed ordinary income	1,044
Accumulated capital gain (loss)	(6,171)
Other temporary differences	1,445

Distributable earnings (deficit)	$(2,833)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gain (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income and expenses and realized gains(losses) under U.S. GAAP and federal tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, paydowns, swap income, and distributions that have been reclassified as of August 31, 2014 (in thousands):

Paid-in-capital	$—
Undistributed net investment income	(2,247)
Accumulated net realized gain(loss)	2,247
Unrealized appreciation or (depreciation) of investments, futures contracts, option and swaption contracts and foreign currency translations	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year registered investment company (“RIC”) during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

The Fund has $2,704 short-term and $3,467 long term post RIC MOD capital loss carryforwards as of August 31, 2014 (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended August 31, 2014 were (in thousands)

	Purchases	Sales
Securities	$1,070,539	$992,662
U.S. Treasury Obligations	608,533	550,823

9. Option Contracts Written

The premium amount and number of option contracts written during the year ended August 31, 2014 were as follows (shown in thousands):

	Number of Contracts	Notional Amount	Amount of Premiums
Outstanding at August 31, 2013	(3,833,566)	$(3,834,428)	$(888)
Options written	(2,491,551)	(2,578,517)	(6,688)
Options expired	393,958	400,393	1,964
Options exercised	12,700	12,700	62
Options closed	3,151,125	3,159,075	1,775

Outstanding at August 31, 2014	(2,768,750)	$(2,840,777)	$(3,775)

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year ended August 31, 2014

	Institutional Class		Y Class		Investor Class
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,045	$62,069	2,678	$27,490	1,370	$14,002
Reinvestment of dividends	368	3,757	81	827	96	979
Shares redeemed	(1,719)	(17,671)	(2,978)	(30,607)	(4,588)	(46,957)

Net increase (decrease) in shares outstanding	4,694	$48,155	(219)	$(2,290)	(3,122)	$(31,976)

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2014

	A Class		C Class
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	900	$9,161	202	$2,048
Reinvestment of dividends	56	565	14	139
Shares redeemed	(2,384)	(24,266)	(639)	(6,482)

Net (decrease) in shares outstanding	(1,428)	$(14,540)	(423)	$(4,295)

For the Year ended August 31, 2013

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,251	$127,889	3,671	$38,660	5,973	$63,335
Reinvestment of dividends	73	763	58	607	105	1,102
Shares redeemed	(1,108)	(11,726)	(1,076)	(11,315)	(2,611)	(27,311)

Net increase in shares outstanding	11,216	$116,926	2,653	$27,952	3,467	$37,126

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	3,693	$38,967	1,113	$11,697
Reinvestment of dividends	48	500	16	168
Shares redeemed	(660)	(6,891)	(155)	(1,605)

Net increase in shares outstanding	3,081	$32,576	974	$10,260

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
				July 5 to Aug. 31, 2011					July 5 to Aug. 31, 2011
	Year Ended August 31,					Year Ended August 31,
	2014	2013	2012			2014	2013	2012
Net asset value, beginning of period	$10.21	$10.48	$10.05	$10.00		$10.22	$10.51	$10.05	$10.00

Income from investment operations:
Net investment income	0.21	0.34	0.02	0.02		0.18	0.22	0.10	0.02
Net gains (losses) from investments (both realized and unrealized)	0.16	(0.24)	0.59	0.05		0.17	(0.15)	0.53	0.05

Total income (loss) from investment operations	0.37	0.10	0.61	0.07		0.35	0.07	0.63	0.07

Less distributions:
Dividends from net investment income	(0.18)	(0.23)	(0.18)	(0.02)		(0.17)	(0.22)	(0.17)	(0.02)
Distributions from net realized gains	(0.07)	(0.14)	—	—		(0.07)	(0.14)	—	—
Return of capital	—	—	—	0.00	A	—	—	—	—

Total distributions	(0.25)	(0.37)	(0.18)	(0.02)		(0.24)	(0.36)	(0.17)	(0.02)

Net asset value, end of period	$10.33	$10.21	$10 .48	$10.05		$10.33	$10.22	$10.51	$10.05

Total return B	3.70%	0.83%	6.34%	0.70	%C	3.51%	0.58%	6.20%	0.69	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$177,201	$127,322	$13,095	$28,105		$38,034	$39,898	$13,132	$144
Ratios to average net assets:
Expenses, before reimbursements	1.24%	1.22%	1.42%	3.58	%D	1.29%	1.26%	1.49%	18.27	%D
Expenses, net of reimbursements	0.90%	0.90%	0.90%	—	%D	0.99%	0.99%	0.99%	—	%D
Net investment income (loss), before reimbursements	1.61%	0.84%	0.44%	(2.37	)%D	1.51%	0.91%	0.54%	(17.04	)%D
Net investment income (loss), net of reimbursements	1.94%	1.15%	0.96%	1.20	%D	1.81%	1.19%	1.04%	1.23	%D
Portfolio turnover rate	387%	112%	88%	44	%E	387%	112%	88%	44	%E

A	Amount represents less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from July 5, 2011, the inception date, through August 31, 2011.

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class					C Class
			July 5 to					July 5 to					July 5 to
Year Ended August 31,			Aug. 31,		Year Ended August 31,			Aug. 31,		Year Ended August 31,			Aug. 31,
2014	2013	2012	2011		2014	2013	2012	2011		2014	2013	2012	2011
$10.21	$10.51	$10.07	$10.00		$10.16	$10 .49	$10.06	$10.00		$10.11	$10.49	$10.09	$10.00

0.02	0.18	0.09	0.02		0.10	0.21	0.07	0.02		0.02	0.14	0.04	0.02

0.30	(0.13)	0.52	0.07		0.21	(0.18)	0.51	0.06		0.22	(0.19)	0.48	0.09

0.32	0.05	0.61	0.09		0.31	0.03	0.58	0.08		0.24	(0.05)	0.52	0.11

(0.15)	(0.21)	(0.17)	(0.02)		(0.13)	(0.22)	(0.15)	(0.02)		(0.06)	(0.19)	(0.12)	(0.02)
(0.07)	(0.14)	—	—		(0.07)	(0.14)	—	—		(0.07)	(0.14)	—	—
—	—	—	—		—	—	—	—		—	—	—	—

(0.22)	(0.35)	(0.17)	(0.02)		(0.20)	(0.36)	(0.15)	(0.02)		(0.13)	(0.33)	(0.12)	(0.02)

$10.31	$10.21	$10.51	$10.07		$10.27	$10.16	$10.49	$10.06		$10.22	$10.11	$10.49	$10.09

3.13%	0.38%	5.99%	0.90	%C	3.12%	0.16%	5.70%	0.80	%C	2.37%	(0.54)%	5.15%	1.11	%C

$24,411	$56,015	$21,245	$277		$27,146	$41,376	$10,387	$2,064		$11,127	$15,292	$5,641	$380

1.43%	1.54%	1.76%	8.22	%D	1.68%	1.67%	1.93%	4.49	%D	2.43%	2.43%	2.74%	9.66	%D
1.27%	1.27%	1.27%	—	%D	1.38%	1.39%	1.39%	—	%D	2.13%	2.14%	2.14%	—	%D
1.34%	0.65%	0.30%	(6.93	)%D	1.10%	0.50%	0.05%	(3.25	)%D	0.35%	(0.24)%	(0.73)%	(8.48	)%D
1.50%	0.92%	0.79%	1.29	%D	1.40%	0.79%	0.59%	1.24	%D	0.66%	0.04%	(0.13)%	1.18	%D
387%	112%	88%	44	%E	387%	112%	88%	44	%E	387%	112%	88%	44	%E

American Beacon Funds

Privacy Policy

August 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended August 31, 2014. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2014.

The Fund designated the following items with regard to distributions paid during the fiscal year ended August 31, 2014. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	0%
Qualified Dividend Income	0%
Long Term Capital Gain Distributions	$852,001
Short-Term Capital Gain Distributions	$263,590

Shareholders will receive notification in January 2015 of the applicable tax information necessary to prepare their 2014 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5 meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”); and (2) the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) among the Manager, each subadvisor and, as applicable, the Beacon Trust, other than the Investment Advisory Agreements with subadvisors with respect to which the Board approved a new Investment Advisory Agreement within the past year (each a “subadvisor”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•	for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Funds’ securities lending program; and

•	information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. For the American Beacon Holland Large Cap Growth Fund, the comparison was made using the Investor Class of shares due to the short period of time that its Institutional Class of shares has been in existence. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For all Funds, other than for the American Beacon Money Market Select Fund and American Beacon U.S. Government Money Market Select Fund for which information was not available, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Flexible Bond Fund

In considering the renewal of the Management Agreement for the American Beacon Flexible Bond Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (one-year period ended March 31, 2014)

Compared to Lipper Performance Universe	5th Quintile
Compared to Lipper Performance Group	5th Quintile

In considering the renewal of the Investment Advisory Agreements with Brandywine Global Investment Management, LLC (“Brandywine”), GAM International Management LTD. (“GAM”) and Pacific Investment Management Company, LLC (“PIMCO”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Brandywine	1 Year	4th Quintile
GAM	1 Year	2nd Quintile
PIMCO	1 Year	5th Quintile

(1) Information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (2) explanations from AmBeacon and the subadvisors regarding the subadvisors’ underperformance relative to their benchmarks and comparable accounts, as applicable; and (3) the Manager’s recommendation to continue to retain each subadvisor, based upon, among other factors, the relatively brief period that this Fund has been in operation and its performance record since inception.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; (2) the Fund’s performance since inception has met the Manager’s performance objectives; (3) determined that the American Beacon Flexible Bond Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (4) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Flexible Bond Fund.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees thirty-two funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (56)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Barbara J. McKenna, CFA (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-2012), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (55)	VP, Secretary and Chief Legal Officer since 2006	General Counsel, Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (54)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt Crumpler (48)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (53)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (39)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (51)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

This page intentionally left blank.

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also made available on www.americanbeaconfunds.com, the Funds’ website approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Flexible Bond Fund and American Beacon Funds are service marks of American Beacon Advisors, Inc.

AR 8/14

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Zebra Global Equity and Zebra Small Cap Equity Funds

The Funds may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. At times, certain securities may have limited marketability and may be difficult to sell. The Zebra Small Cap Equity Fund invests in small and/or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. The Zebra Small Cap Equity Fund may participate in a securities lending program. The Zebra Global Equity Fund’s investments in equity securities may include large and mid-cap U.S. and non-U.S. common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and MLPs.

The London Company Income Equity Fund

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The Fund invests in small and/or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in fixed-income securities entails interest rate risk, which is the risk that fixed-income securities will decrease in value with increases in market interest rates. Because the Fund may invest in fewer issues than a more diversified portfolio, the fluctuating value of a single holding may have a greater impact on the value of the Fund. Investing in dividend-paying stocks entails dividend risk, which is the risk that a stock may not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

SiM High Yield Opportunities Fund

This Fund typically invests in a variety of domestic and foreign high-yield, high risk securities. Investing in high-yield securities involves additional risks when compared to investing in investment-grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. These risks are enhanced through the use of derivative securities, foreign and emerging markets securities.

Please see the prospectus for a more complete discussion of the risks of investing in these Funds. There can be no assurances that the investment objectives of the Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2014

Dear Shareholders,

The global markets have continued the process of building on the early signs of the economic recovery over the past year. Both in the U.S. and abroad, government and political leaders have continued to be mindful of the fragile nature of the recovery and have proved willing and able to provide the necessary monetary stimulus to keep their economies on track. The Eurozone finally broke out of its recession during the reporting period and as seen in the U.S., the European Central Bank quickly reacted to the first signs of the recovery faltering by announcing their own form of quantitative easing in June 2014.

We believe it takes an experienced investor to navigate the complexities of an ever-changing global economy. That is just one reason that we at American Beacon Advisors believe in actively managed funds and work diligently to bring you the most respected asset managers as sub-advisors.

For the 12-month period ended August 31, 2014:

The American Beacon The London Company Income Equity Fund (Investor Class) returned 22.83%.

The American Beacon Zebra Global Equity Fund (Investor Class) returned 18.71%.

The American Beacon Zebra Small Cap Equity Fund (Investor Class) returned 16.27%.

The American Beacon SiM High Yield Opportunities Fund (Investor Class) returned 11.08%.

Thank you for your continued interest in American Beacon Funds. We are pleased to have a broad range of products that cover the global equity and fixed income markets. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Domestic Equity Market Overview

August 31, 2014 (Unaudited)

The U.S. equity markets posted strong results for the one-year period ending August 31, 2014 despite weakness during the early months of the period. The Federal Reserve Bank’s (the “Fed”) decision in September 2013 to not taper its quantitative easing program reflected lowered U.S. economic growth estimates for 2013 and 2014. That news, combined with the 16-day government shutdown in October 2013 and political rancor surrounding the raising of the debt ceiling provided a minor setback in the stock markets. In December, however, the Fed announced it would reduce the rate of its asset purchases beginning in January 2014 and the equity markets broadly rallied in response.

In the early months of 2014, unusually cold weather in the Midwest and East played a significant role in reducing revenues and increasing costs for many U.S. companies. This created a unique dynamic in the marketplace as certain sectors, such as Utilities, benefitted from cold weather while others, such as Auto and Retail, suffered as consumers stayed indoors. These trends proved to be short-lived as consumer spending picked up during late March and April.

Heading into the spring, investors received a variety of signals that the U.S. economy was picking up steam for the second half of 2014. Labor market data was especially strong with payroll statistics reaching their most favorable levels since the late 1990s. The Manufacturing sector remained robust, while a better job market and rising consumer spending appeared to drive healthy growth in the much larger Service sector. The Housing sector demonstrated signs of improvement as homebuyers reconciled themselves to somewhat higher home prices and mortgage rates than previous years.

Improving economic indicators, particularly falling unemployment and rising consumer prices, spurred continued debate among Fed officials as to the next phase of the quantitative easing program. In July, new Fed Chairwoman Janet Yellen indicated that an abundance of part-time workers and long-term unemployed suggested that the broader market still had room to grow before ending the program.

Overall for the one-year period ending August 31, 2014, the market rally was broad as the Russell 3000 Value Index gained 23.9% while the Russell 3000 Growth Index increased by 25.6%. Top sectors included Healthcare (up 31.8%) and Technology (up 33.4%) while Consumer Cyclical (up 19.4%) and Consumer Defensive (up 18.2%) lagged the overall market. For the period, the S&P 500 Index posted a 25.3% increase.

2

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2014 (Unaudited)

The Investor Class of the American Beacon The London Company Income Equity Fund (the “Fund”) returned 22.83% for the twelve-month period ended August 31, 2014, trailing the Russell 1000 Value Index (the “Index”) return of 24.43%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 5/29/12 through 8/31/14

Total Returns for the Period ended 8/31/14

	1 Year	2 Years	Since Incep. (5/29/12)	Value of $10,000 5/29/12- 8/31/14
Institutional Class (1,2,4)	23.13%	19.28%	19.62%	$14,983
Y Class (1,2,4)	23.05%	19.19%	19.53%	$14,960
Investor Class(1,2,4)	22.83%	18.92%	19.25%	$14,879
A Class with sales charge(1,2,4)	15.57%	15.21%	15.94%	$13,964
A Class without sales charge(1,2,4)	22.58%	18.67%	19.02%	$14,816
C Class with sales charge(1,2,4)	20.69%	17.81%	18.16%	$14,574
C Class without sales charge(1,2,4)	21.69%	17.81%	18.16%	$14,574
Russell 1000 Value Index (3)	24.43%	24.02%	24.32%	$16,347

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.14%, 1.10%, 1.55%, 1.50%, and 2.17%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s underperformance relative to the benchmark was primarily driven by Fund expenses, as weak security selection was moderated by positive sector allocation. During the year, returns were positive across all sectors for both the Fund and the Index. Notably, all sectors generated double-digit returns as well.

Outside of fund expenses, weak stock selection within the Materials, Information Technology and Consumer Discretionary sectors was the largest detractor from relative returns. Within the Materials sector, the Fund’s position in Albemarle (up 3.0%) detracted from relative returns. Paychex (up 11.3%), International Business Machines (up 7.7%) and Cisco (up 9.7%) significantly underperformed the overall Information Technology sector, which gained 40.1% over the same period. This underperformance was partially offset by the Fund’s holdings of Intel (up 61.6%) and Corning (up 49.6%). Carnival Corporation detracted from performance for the Consumer Discretionary sector, returning only 6.5% for the year.

Given the Fund’s portfolio construction approach and high conviction weightings across securities, the Fund’s over- or underweight positioning relative to the economic sectors will

3

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2014 (Unaudited)

typically have less of an impact on relative returns. However, the Fund benefitted from its sector positioning during the year. The Fund maintained an overweight to the Information Technology and Materials sectors, the two best performing sectors in the Index. This benefit was partially offset by an overweight allocation in Consumer Staples, which trailed the overall Index return.

The sub-advisor’s investment process focuses on downside protection, current income and total return appreciation.

Top Ten Holdings (% Net Assets)

Kinder Morgan Management LLC		4.7
General Dynamics Corp.		4.1
Wells Fargo & Co.		4.0
Lorillard, Inc.		4.0
Hasbro, Inc.		3.7
Intel Corp.		3.7
Altria Group, Inc.		3.5
BlackRock, Inc.		3.5
Albemarle Corp.		3.4
Corning, Inc.		3.4

Total Fund Holdings	37

Sector Allocation (% Equities)

Financials	18.4
Information Technology	16.3
Consumer Staples	13.2
Consumer Discretionary	9.5
Utilities	9.5
Health Care	8.9
Materials	8.5
Energy	5.8
Telecommunication Services	5.6
Industrials	4.3

4

Global Equity Market Overview

August 31, 2014 (Unaudited)

Global equity markets continued their steady ascent in the reporting period as the global economy shifted toward recovery. The rally continued through the fourth quarter of 2013 with investor sentiment lifted by the improving and global economic outlook and the U.S. Federal Reserve’s announcement to reduce the rate of its asset purchases beginning in January 2014. The U.S. market rally paused in February and March of 2014 as the positive flow of economic data was reversed due to weather-affected January figures. A focus on the potential for deflation in Europe, questions about Japan’s ability to reignite their economy and the weather-plagued U.S. economy all contributed to mixed returns to start 2014. Toward the end of the reporting period however, many equity markets around the world reached fresh highs thanks to an improving global economic outlook and the still very accommodative monetary policy in the U.S. and abroad.

The MSCI World Index rose by over 21% during the 12 months ended August 31, 2014. Of the four largest geographic markets that make up MSCI World (U.S., Europe, Japan and U.K.), Japan has been the laggard over the past year. The U.S. outperformed as the U.S. economy’s strength became more apparent. For the full 12-month period there was not a sizeable performance difference between global large- and small-cap stocks. However, over the second half of the period (March - August) small underperformed large by approximately 4%.

After six quarters of negative growth, the Eurozone economy broke out of its longest ever recession in September 2013. The economic expansion continued in the fourth quarter despite geopolitical events such as the crisis in Ukraine. The low level of Eurozone inflation proved to be a growing concern during the first quarter of 2014. However, the European Central Bank (ECB) proved ready to do its part by announcing monetary easing measures including the announcement of targeted long-term refinancing operations as well as pushing the deposit rate below zero. Through the end of the reporting period, inflation continued to be fragile with prices only increasing by 0.5% in June despite the ECB’s policy changes. The MSCI EAFE Index increased by 16.4% during the 12-month reporting period.

Emerging markets reversed the losses of early 2013 as fears of a market crisis faded, and the Chinese economy showed signs of stabilization as manufacturing and trade figures improved. These early gains by China proved not to be longer term trends as falling exports and lower retail figures again raised concern in the early months of 2014. In response, the Chinese government introduced a mini-stimulus plan in the second quarter focused on reinvigorating the housing market and railway infrastructure. The plan set the stage for a modest turnaround, and the situation continues to evolve as the Chinese government stood ready to provide the necessary policy adjustments to support the world’s second largest economy. During the 12-month period ending August 31, 2014, the MSCI Emerging Markets Index rose by 20%.

In other global markets, the global trend of government monetary policy was also seen in Japan and India. Geopolitical events in the Middle East, particularly Iraq, proved to have a ripple effect as instability in the oil markets benefitted producers in both Russia and Brazil. The Japanese government continued its efforts to stimulate its struggling equity markets by unveiling in June a second set of economic reforms. The latest reforms focused on cutting corporate taxes and reversing existing regulations in areas such as employment rules, agriculture and health care.

5

American Beacon Zebra Global Equity FundSM

Performance Overview

August 31, 2014 (Unaudited)

The Investor Class of the American Beacon Zebra Global Equity Fund (the “Fund”) returned 18.71% for the twelve-month period ended August 31, 2014, underperforming the MSCI World Index (the “Index”) return of 21.10% for the same period.

Comparison of Change in Value of a $10,000 Investment

for the Period from 6/1/10 through 8/31/14

Total Returns for the Period ended 8/31/14

	1 Year	3 Years	Since Incep. (6/1/10)	Value of $10,000 6/1/10- 8/31/14
Institutional Class (1,3,5)	19.17%	15.54%	14.98%	$18,099
Y Class (1,3,5)	18.90%	15.37%	14.87%	$18,020
Investor Class(1,3,5)	18.71%	15.11%	14.56%	$17,815
A Class with sales charge(1,3,5)	11.73%	12.72%	12.83%	$16,704
A Class without sales charge (1,3,5)	18.53%	14.96%	14.42%	$17,723
C Class with sales charge (1,2,3,5)	16.67%	14.11%	13.63%	$17,212
C Class without sales charge (1,2,3,5)	17.67%	14.11%	13.63%	$17,212
MSCI World Index (4)	21.10%	15.48%	14.65%	$17,887
Russell 1000/MSCI World Linked Index (4)	21.10%	17.69%	16.40%	$19,071
Russell 1000 Index (4)	25.36%	20.80%	18.05%	$20,248

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	Prior to December 31, 2012, the Fund’s primary benchmark was the Russell 1000 Index, an index that measures the performance of the large-cap segment of the U.S. equity universe. The Fund changed its primary benchmark to the MSCI World Index, because the Fund changed its name and investment strategy. The Russell 1000/MSCI World Linked Index represents returns of the Russell 1000 Index up to December 31, 2012, and the MSCI World Index thereafter. The Russell 1000 Index is a registered trademark of the Frank Russell Company. The MSCI World Index is designed to measure the equity market performance of large- and mid-capitalization companies across 24 developed markets countries. The MSCI® information contained herein: (1) is provided “as is”, (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 2.57%, 2.59%, 2.91%, 2.84%, and 3.65% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index from a stock selection standpoint as holdings in the Consumer Discretionary, Information Technology and Consumer Staples sectors detracted from performance. In the Consumer Discretionary sector, LQK (down 3.4%), LVMH Moet Hennessy Louis Vuitton (up 1.2%) and Mattel (down 11.8%) detracted from the Fund’s relative returns. Not owning Apple, Facebook or Google, which were up 50.6%, 81.3% and 37.3%, respectively, in the Index, negatively impacted performance in the Information Technology sector. In the Consumer Staples sector, Wesfarmers (down 76.9%) and Japan Tobacco (down 12.0%) were the largest detractors. The aforementioned poor performance was somewhat offset by good stock selection in the Energy and

6

American Beacon Zebra Global Equity FundSM

Performance Overview

August 31, 2014 (Unaudited)

Financials sectors. Continental Resources (up 73.8%), Phillips 66 (up 57.1%) and Suncor (up 23.7%) added the most value relative to the Index in the Energy sector. In the Financials sector, Moody’s (up 48.9%), Natixis (up 62.0%) and Prudential (up 36.9%) were the largest contributors.

From a country allocation perspective, Italy and Japan were the largest contributors to performance. The Fund’s allocation to France, and its lack of exposure to Denmark, detracted relative value.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time, the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style has tended to result in a portfolio with very good risk-adjusted returns over time. This emphasis on companies with good fundamentals can be observed through traditional measures of value. For example, the portfolio consistently exhibits lower price-earnings ratios (both forward and trailing) than the Index.

Although the predicted beta for the portfolio remains relatively low (0.92 as of August 29, 2014), the realized beta has been somewhat higher. Beta is a measure of the Fund’s systematic risk compared to the Index. For example, a beta of 0.90 would indicate that the Fund is expected to provide a 10% less return when the Index increases and a 10% better return when the Index decreases. Over the past 12 months, the daily realized beta has been 1.01. The portfolio continues to have exposure to factors that the sub-advisor actively seeks. For example, the portfolio has negative exposure to stocks that are traded more frequently and positive exposure to stocks with good value characteristics. The sub-advisor believes the Fund’s beta should be lower going forward and that the strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)

Royal Dutch Shell PLC		1.8
Microsoft Corp.		1.7
Exxon Mobil Corp.		1.6
Johnson & Johnson		1.4
Suncor Energy, Inc.		1.4
Chevron Corp.		1.3
Wells Fargo & Co.		1.3
Nestle S.A.		1.2
Procter & Gamble Co.		1.1
Intel Corp.		1.1

Total Fund Holdings	240

Sector Allocation (% Equities)

Financials	16.1
Energy	13.3
Information Technology	12.7
Consumer Discretionary	12.3
Industrials	11.4
Health Care	9.6
Consumer Staples	8.9
Materials	8.2
Utilities	4.3
Telecommunication Services	3.2

Country Allocation (% Equities)

United States	54.7
United Kingdom	8.7
Japan	8.4
France	5.0
Switzerland	4.5
Canada	4.3
Germany	3.2
Australia	2.8
Netherlands	1.7
Sweden	1.2
Hong Kong/China	1.1
Spain	0.8
Italy	0.7
Denmark	0.6
Singapore	0.5
Ireland	0.5
Belgium	0.4
Finland	0.4
Luxembourg	0.3
Portugal	0.1
Austria	0.1

7

Domestic Equity Market Overview

August 31, 2014 (Unaudited)

The U.S. equity markets posted strong results for the one-year period ending August 31, 2014 despite weakness during the early months of the period. The Federal Reserve Bank’s (the “Fed”) decision in September 2013 to not taper its quantitative easing program reflected lowered U.S. economic growth estimates for 2013 and 2014. That news, combined with the 16-day government shutdown in October 2013 and political rancor surrounding the raising of the debt ceiling provided a minor setback in the stock markets. In December, however, the Fed announced it would reduce the rate of its asset purchases beginning in January 2014 and the equity markets broadly rallied in response.

In the early months of 2014, unusually cold weather in the Midwest and East played a significant role in reducing revenues and increasing costs for many U.S. companies. This created a unique dynamic in the marketplace as certain sectors, such as Utilities, benefitted from cold weather while others, such as Auto and Retail, suffered as consumers stayed indoors. These trends proved to be short-lived as consumer spending picked up during late March and April.

Heading into the spring, investors received a variety of signals that the U.S. economy was picking up steam for the second half of 2014. Labor market data was especially strong with payroll statistics reaching their most favorable levels since the late 1990s. The Manufacturing sector remained robust, while a better job market and rising consumer spending appeared to drive healthy growth in the much larger service sector. The Housing sector demonstrated signs of improvement as homebuyers reconciled themselves to somewhat higher home prices and mortgage rates than previous years.

Improving economic indicators, particularly falling unemployment and rising consumer prices, spurred continued debate among Fed officials as to the next phase of the quantitative easing program. In July, new Fed Chairwoman Janet Yellen indicated that an abundance of part-time workers and long-term unemployed suggested that the broader market still had room to grow before ending the program.

Overall for the one-year period ending August 31, 2014, the market rally was broad as the Russell 3000 Value Index gained 23.9% while the Russell 3000 Growth Index increased by 25.6%. Top sectors included Healthcare (up 31.8%) and Technology (up 33.4%) while Consumer Cyclical (up 19.4%) and Consumer Defensive (up 18.2%) lagged the overall market. For the period, the S&P 500 Index posted a 25.3% increase.

8

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2014 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned 16.27% for the twelve-month period ended August 31, 2014, underperforming the Russell 2000® Index (the “Index”) return of 17.68% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 6/1/10 through 8/31/14

Total Returns for the Period ended 8/31/14

	1 Year	3 Years	Since Incep. (6/1/10)	Value of $10,000 6/1/10- 8/31/14
Institutional Class (1,3,5)	16.67%	19.54%	17.11%	$19,562
Y Class (1,3,5)	16.59%	19.46%	17.00%	$19,484
Investor Class (1,3,5)	16.27%	19.13%	16.66%	$19,246
A Class with sales charge (1,3,5)	9.48%	16.64%	14.93%	$18,066
A Class without sales charge (1,3,5)	16.17%	18.96%	16.55%	$19,169
C Class with sales charge (1,2,3,5)	14.29%	18.07%	15.71%	$18,591
C Class without sales charge (1,2,3,5)	15.29%	18.07%	15.71%	$18,591
Russell 2000 Index (4)	17.68%	19.00%	16.00%	$18,797

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 2.78%, 2.80%, 3.08%, 3.13%, and 3.86% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Prior to the deduction of expenses, the Fund outperformed the Index through good stock selection, as sector allocation detracted minimal value relative to the Index. From a stock selection standpoint, holdings in the Information Technology and Consumer Discretionary sectors contributed more than 80 basis points (0.80%) each to performance. Amkor Technology (up 68.3%), iGate (up 53.8%) and Mitel Networks Group (up 127.1%) were the largest contributors to performance in the Information Technology sector. In the Consumer Discretionary sector, Columbia Sportswear (up 33.2%), Helen of Troy (up 43.5%) and Lancaster Colony (up 21.6%) added the most value relative to the Index. The aforementioned good performance was somewhat offset by poor stock selection in the Utilities, Energy and Consumer Staples sectors. In the Utilities sector, Consolidated Water Company (down 13.1%) was the largest detractor. Not owning Targa Resources also hurt performance. In the Energy sector, Calumet Specialty Products (down 9.4%) and owning a much larger position in Renewable Energy Group (down 1.0%) detracted the most relative value. Not owning Kodiak Oil & Gas, which was up 62.9% in the Index, also negatively impacted performance. Steiner Leisure (down 25.3%) detracted from performance in the Consumer Staples sector.

9

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2014 (Unaudited)

The Fund’s overweight position in the Consumer Discretionary and Industrials sectors, detracted approximately 25 (0.25%) and 20 (0.20%) basis points, respectively, from performance through sector allocation. This was mostly offset by underweights in the Information Technology and Utilities sectors, which contributed to the Fund’s returns.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style has tended to result in a portfolio with very good risk-adjusted returns over time. This emphasis on companies with good fundamentals can be observed through traditional measures of value. For example, the portfolio consistently exhibits lower price-earnings ratios (both forward and trailing) than the Index.

Both the predicted and realized beta for the portfolio remains relatively low. Beta is a measure of the Fund’s systematic risk compared to the Index. For example, a beta of 0.90 would indicate that the Fund is expected to provide a 10% less return when the Index increases and a 10% better return when the Index decreases. As of August 29, 2014, the predicted beta was 0.95. Over the past 12-months, the daily realized beta has been 0.89. The portfolio continues to have exposure to factors that the sub-advisor actively seeks. For example, the portfolio has negative exposure to stocks that are traded more frequently and positive exposure to stocks with good value characteristics. The sub-advisor’s strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)

Syntel, Inc.		1.8
Enstar Group Ltd.		1.5
PDL BioPharma, Inc.		1.4
Deluxe Corp.		1.4
Amerco, Inc.		1.3
Ubiquiti Networks, Inc.		1.3
Delek US Holdings, Inc.		1.3
HSN, Inc.		1.3
Team Health Holdings, Inc.		1.2
Mentor Graphics Corp.		1.1

Total Fund Holdings	317

Sector Allocation (% Equities)

Financials	26.4
Industrials	17.8
Consumer Discretionary	15.1
Information Technology	14.9
Health Care	11.6
Energy	5.4
Consumer Staples	3.8
Materials	2.4
Utilities	1.7
Telecommunication Services	0.9

10

High Yield Bond Market Overview

August 31, 2014 (Unaudited)

High yield, equities, long Treasuries and most financial asset classes produced solid returns during the one-year period ending August 31, 2014. A gradually improving U.S. economy, benign inflation, lower long-term rates and an accommodative Federal Reserve combined to produce double-digit returns for a number of asset classes. The Merrill Lynch/Bank of America US High Yield Master II Index produced a 10.62% return for the period and spreads tightened 85 (0.85%) basis points (bps).

Five-year Treasuries ended the period unchanged in yield, trading within a range of 50 bps (0.50%). High-yield spreads contracted steadily for most of the period and in June hit a post-recession low of 350 bps (3.5%) while the absolute yield hit an all-time low of 4.85%. During the second quarter of 2014, the yield curve started to quicken its pace of flattening with shorter rates (two-year) moving up 30 bps (0.30%) and longer rates moving down 30 bps (0.30%). For the period, two-year rates were up 10 bps (0.10%) and 10-year rates were down 45 bps (0.45%). Due to concerns about valuation and the timing of potential Fed rate hikes, high yield spreads ended the period at 400 bps (4.0%) – 50 bps (0.50%) above the low.

The combination of rates falling and spreads tightening produced about equal results across the quality spectrum of high yield. Lower rates help higher quality bonds because they tend to have longer duration and spread tightening typically occurs more forcefully in lower rated bonds.

Sector performance was relatively even with a few exceptions worth mentioning. The Gaming sector underperformed by more than 5% while the Retail sector underperformed by 3% due to certain companies facing declining sales. The Retail sector faces structural headwinds from excess capacity, a fickle consumer and poor demographics trends. Banking and Utilities both outperformed mainly due to the longer duration of the sector.

High-yield funds had approximate inflows of $17 billion from August 2013 through May 2014. For the last three months of the period outflows totaled $14.5 billion with the majority ($11.5 billion) occurring in July. The sell off occurred in conjunction with the spread widening mentioned previously.

11

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2014 (Unaudited)

The Investor Class of the American Beacon SiM High Yield Opportunities Fund (the “Fund”) returned 11.08% for the twelve months ended August 31, 2014. The Fund outperformed the BofA Merrill Lynch U.S. High Yield Master II Index (the “Index”) return of 10.62% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 2/14/11 through 8/31/14

Total Returns for the Period ended 8/31/14

	1 Year	3 Years	Since Incep. (2/14/11)	Value of $10,000 2/14/11- 8/31/14
Institutional Class (1,2,4)	11.45%	11.93%	9.32%	$13,709
Y Class (1,2,4)	11.33%	11.82%	9.16%	$13,641
Investor Class(1,2,4)	11.08%	11.60%	8.85%	$13,503
A Class with sales charge (1,2,4)	5.57%	9.61%	7.28%	$12,825
A Class without sales charge(1,2,4)	10.87%	11.40%	8.76%	$13,466
C Class with sales charge(1,2,4)	9.12%	10.60%	8.01%	$13,138
C Class without sales charge(1,2,4)	10.12%	10.60%	8.01%	$13,138
BofA Merrill Lynch US High Yield Master II Index(3)	10.62%	10.38%	8.41%	$13,318

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch US High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating and an investment grade rated country of risk. In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.93%, 0.99%, 1.15%, 1.31%, and 2.05%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s outperformance relative to the Index was largely driven by its strong issue selection within the various credit quality and sector categories. Conversely, the Fund’s relative weightings among credit quality and sector categories versus the Index negatively impacted the Fund’s returns.

From a credit quality perspective, issue selection in the B-rated credit category was a major contributor to the Fund’s outperformance.

From a credit quality allocation perspective, the Fund’s relative weightings within the high yield credit rating categories (BB, B and CCC) proved beneficial during the period. On the other hand, the Fund’s small allocation to investment grade securities and cash equivalents detracted from relative returns.

From a sector standpoint, strong performance from issues in the Consumer, Service and Manufacturing sectors was a significant driver of the Fund’s excess returns versus the Index. However, some of those gains were modestly offset through trailing returns generated by the Fund’s holdings in the Electric and Energy sectors.

From a sector allocation perspective, the Fund’s relative returns were hampered by underweighting the Finance sector (up 12.4%) and maintaining an overweight allocation to the Service sector (up 9.4%). An allocation to Cash (2.4%) and Agency securities (2.1%) also detracted from relative returns.

12

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2014 (Unaudited)

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, manage liquidity or to gain efficient exposure to an asset class. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage. During the period, the Fund experienced modest benefits from the use of derivatives having a minimal impact on performance.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out of favor sectors through bottom-up fundamental research remains in place.

Top Ten Holdings (% Net Assets)

Continental Airlines Finance Trust II, 6.00%, Due 11/15/2030		2.3
Virgin Media Finance PLC, 6.375%, Due 4/15/2023, 144A		2.0
Tenet Healthcare Corp., 4.500%, Due 4/1/2021		2.0
Alliant Techsystems, Inc., 5.250%, Due 10/1/2021, 144A		2.0
DigitalGlobe, Inc., 5.250%, Due 2/1/2021, 144A		2.0
Live Nation Entertainment, Inc., 7.000%, Due 9/1/2020, 144A		1.9
LSB Industries, Inc., 7.750%, Due 8/1/2019		1.9
Sensata Technologies BV, 4.875%, Due 10/15/2023, 144A		1.9
LifePoint Hospitals, Inc., 5.500%, Due 12/1/2021, 144A		1.9
Univision Communications, Inc., 6.75%, Due 9/15/2022, 144A		1.9

Total Fund Holdings	88

Sector Allocation (% Investments)

Service	36.3
Manufacturing	18.2
Consumer	9.8
Transportation	8.5
Finance	8.0
Telecommunications	7.8
Utilities	3.3
Short-Term Investments	1.9
Sovereign	1.9
Financials	1.7
Agency	1.6
Materials	0.8
U.S. Treasury Notes/Bonds	0.2

S&P credit ratings for long-term obligations (or issuers thereof) are AAA, AA, A, BBB, BB, B, CCC, CC, C, and D in decreasing order. For example, obligations rated AAA are judged to be of the highest quality, BBB to be of medium grade, CCC are judged to be speculative and obligations rated D are in default. Obligations rated in one of the four highest categories are considered to be investment grade while all other ratings are considered non-investment grade.

13

American Beacon FundsSM

Fund Expenses

August 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchased shares and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2014 through August 31, 2014.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

14

American Beacon FundsSM

Fund Expenses

August 31, 2014 (Unaudited)

The London Company Income Equity Fund

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period* 3/1/14 - 8/31/14
Institutional Class
Actual	$1,000.00	$1,106.71	$4.19
Hypothetical **	$1,000.00	$1,021.22	$4.02
Y Class
Actual	$1,000.00	$1,106.70	$4.73
Hypothetical **	$1,000.00	$1,020.72	$4.53
Investor Class
Actual	$1,000.00	$1,106.21	$5.57
Hypothetical **	$1,000.00	$1,019.91	$5.35
A Class
Actual	$1,000.00	$1,104.26	$6.63
Hypothetical **	$1,000.00	$1,018.90	$6.36
C Class
Actual	$1,000.00	$1,100.53	$10.59
Hypothetical **	$1,000.00	$1,015.12	$10.16

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.79%, 0.89%, 1.05%, 1.25%, and 2.00% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Zebra Global Equity Fund

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period* 3/1/14 - 8/31/14
Institutional Class
Actual	$1,000.00	$1,061.82	$4.11
Hypothetical **	$1,000.00	$1,021.22	$4.02
Y Class
Actual	$1,000.00	$1,059.65	$4.62
Hypothetical **	$1,000.00	$1,020.72	$4.53
Investor Class
Actual	$1,000.00	$1,060.05	$6.08
Hypothetical **	$1,000.00	$1,019.31	$5.96
A Class
Actual	$1,000.00	$1,058.73	$6.54
Hypothetical **	$1,000.00	$1,018.85	$6.41
C Class
Actual	$1,000.00	$1,054.78	$10.36
Hypothetical **	$1,000.00	$1,015.12	$10.16

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.79%, 0.89%, 1.17%, 1.26%, and 2.00% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Zebra Small Cap Equity Fund

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period* 3/1/14 - 8/31/14
Institutional Class
Actual	$1,000.00	$1,029.40	$5.06
Hypothetical **	$1,000.00	$1,020.21	$5.04
Y Class
Actual	$1,000.00	$1,029.09	$5.57
Hypothetical **	$1,000.00	$1,019.71	$5.55
Investor Class
Actual	$1,000.00	$1,027.86	$7.00
Hypothetical **	$1,000.00	$1,018.30	$6.97
A Class
Actual	$1,000.00	$1,027.84	$7.41
Hypothetical **	$1,000.00	$1,017.90	$7.38
C Class
Actual	$1,000.00	$1,024.00	$11.22
Hypothetical **	$1,000.00	$1,014.12	$11.17

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.09%, 1.37%, 1.45%, and 2.20% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

SiM High Yield Opportunities Fund

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period* 3/1/14 - 8/31/14
Institutional Class
Actual	$1,000.00	$1,031.53	$4.30
Hypothetical **	$1,000.00	$1,020.97	$4.28
Y Class
Actual	$1,000.00	$1,030.99	$4.81
Hypothetical **	$1,000.00	$1,020.47	$4.79
Investor Class
Actual	$1,000.00	$1,030.27	$5.53
Hypothetical **	$1,000.00	$1,019.76	$5.50
A Class
Actual	$1,000.00	$1,030.08	$6.65
Hypothetical **	$1,000.00	$1,018.65	$6.61
C Class
Actual	$1,000.00	$1,026.18	$10.47
Hypothetical **	$1,000.00	$1,014.87	$10.41

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.94%, 1.08%, 1.30%, and 2.05% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

15

American Beacon Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund (four of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund at August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 30, 2014

16

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2014

	Shares	Fair Value
		(000’s)
PREFERRED STOCK - 1.91%
FINANCIALS - 1.91%
Diversified Financials - 0.49%
Aegon N.V., 8.00%, Due 2/15/2042	23,582	$682
Morgan Stanley Capital Trust VIII, 6.45%, Due 4/15/2067	26,090	660

		1,342

Insurance - 0.26%
Montpelier Re Holdings Ltd., 8.875%, Due 5/10/2016	24,820	706

Real Estate - 1.16%
Vornado Realty Trust, 5.40%, Due 12/31/2049A	134,500	3,213

Total Financials		5,261

Total Preferred Stock (Cost $4,809)		5,261

COMMON STOCK - 94.97%
CONSUMER DISCRETIONARY - 9.21%
Hotels, Restaurants & Leisure - 2.64%
Carnival Corp.	191,970	7,272

Leisure Equipment & Products - 3.71%
Hasbro, Inc.	194,077	10,219

Specialty Retail - 2.86%
Lowe’s Cos., Inc.	150,443	7,900

Total Consumer Discretionary		25,391

CONSUMER STAPLES - 12.77%
Beverages - 1.86%
Coca-Cola Co.	123,210	5,140

Tobacco - 10.91%
Altria Group, Inc.	222,660	9,592
Lorillard, Inc.	184,271	11,002
Philip Morris International, Inc.	50,029	4,281
Reynolds American, Inc.	89,282	5,220

		30,095

Total Consumer Staples		35,235

ENERGY - 5.67%
Oil & Gas - 5.67%
Chevron Corp.	51,486	6,665
ConocoPhillips	110,289	8,958

Total Energy		15,623

FINANCIALS - 15.95%
Diversified Financials - 10.76%
BlackRock, Inc., Class A	28,942	9,566
Federated Investors, Inc., Class B	292,340	8,972
Wells Fargo & Co.	216,966	11,161

		29,699

Insurance - 2.63%
Cincinnati Financial Corp.	150,661	7,245

Real Estate - 2.56%
Corrections Corp. of AmericaA	197,910	7,054

Total Financials		43,998

	Shares	Fair Value
		(000’s)
HEALTH CARE - 8.63%
Pharmaceuticals - 8.63%
Bristol-Myers Squibb Co.	138,865	$7,034
Eli Lilly & Co.	122,338	7,776
Pfizer, Inc.	305,383	8,975

Total Health Care		23,785

INDUSTRIALS - 4.12%
Aerospace & Defense - 4.12%
General Dynamics Corp.	92,135	11,356

INFORMATION TECHNOLOGY - 15.83%
Communications Equipment - 6.04%
Cisco Systems, Inc.	292,710	7,315
Corning, Inc.	448,900	9,365

		16,680

Computers & Peripherals - 1.48%
International Business Machines Corp.	21,157	4,068

IT Consulting & Services - 2.07%
Paychex, Inc.	136,911	5,702

Semiconductor Equipment & Products - 3.67%
Intel Corp.	290,271	10,136

Software - 2.57%
Microsoft Corp.	155,918	7,083

Total Information Technology		43,669

MATERIALS - 8.23%
Chemicals - 8.23%
Albemarle Corp.	147,405	9,372
NewMarket Corp.	18,251	7,426
The Mosaic Co.	123,490	5,898

Total Materials		22,696

TELECOMMUNICATION SERVICES - 5.38%
Diversified Telecommunication Services - 5.38%
Verizon Communications, Inc.	110,804	5,520
Windstream Holdings, Inc.	824,950	9,322

Total Telecommunication Services		14,842

UTILITIES - 9.18%
Electric - 4.44%
Dominion Resources, Inc.	97,838	6,870
Duke Energy Corp.	72,641	5,375

		12,245

Gas - 4.74%
Kinder Morgan Management LLCB C	133,772	13,072

Total Utilities		25,317

Total Common Stock (Cost $230,109)		261,912

SHORT-TERM INVESTMENTS - 3.53% (Cost $9,731)
JPMorgan U.S. Government Money Market Fund, Capital Class	9,731,214	9,731

See accompanying notes

17

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2014

Fair Value
(000’s)
TOTAL INVESTMENTS - 100.41% (Cost $244,649)	$276,904
LIABILITIES, NET OF OTHER ASSETS - (0.41%)	(1,144)

TOTAL NET ASSETS - 100.00%	$275,760

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.
B	LLC - Limited Liability Company.
C	Non-income producing security.

Futures Contracts Open on August 31, 2014* (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index September Futures	Long	60	September, 2014	$6,004	$86

				$6,004	$86

*	The security presented here within is not subject to Master Netting Agreements. As such, this table is for informational purposes only.

See accompanying notes

18

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2014

	Shares	Fair Value
		(000’s)
Australia - 2.65%
Common Stocks - (Cost $193)
ALS Ltd.	1,673	$12
Australia & New Zealand Banking Group Ltd., ADRA	832	26
BHP Billiton Ltd., ADRA	994	34
Commonwealth Bank of Australia	422	31
CSL Ltd.	215	15
Insurance Australia Group Ltd.	2,378	14
Orica Ltd.	523	10
Westpac Banking Corp.	854	28
Woolworths Holdings Ltd.	549	19
WorleyParsons Ltd.	622	10

Total Australia		199

Austria - 0.09%
Common Stocks - (Cost $8)
OMV AG	89	3
Voestalpine AG	93	4

Total Austria		7

Belgium - 0.36%
Common Stocks - (Cost $33)
Ageas	370	12
Colruyt S.A.B	304	15

Total Belgium		27

Canada - 4.07%
Common Stocks - (Cost $269)
Agrium, Inc.	353	33
BCE, Inc.	573	26
Imperial Oil Ltd.	680	36
Pacific Rubiales Energy Corp.	1,057	22
Potash Corp of Saskatchewan, Inc.	1,631	58
RioCan Real Estate Investment TrustC	597	15
Ritchie Bros Auctioneers, Inc.	508	12
Suncor Energy, Inc.	2,522	104

Total Canada		306

Denmark - 0.53%
Common Stocks - (Cost $39)
AP Moeller - Maersk A.S.	5	12
DSV A.S.	272	8
Novo Nordisk A.S., Class B	419	20

Total Denmark		40

Finland - 0.37%
Common Stocks - (Cost $24)
KoneOyj-BB	226	10
Orion Corp., Class BB	287	11
Wartsila OYJ Abp	144	7

Total Finland		28

France - 4.75%
Common Stocks - (Cost $337)
Air Liquide S.A.	262	33
Christian Dior	120	21
CieGenerale des Etablissements Michelin	204	23

	Shares	Fair Value
		(000’s)
CNP AssurancesB	987	$20
Dassault Systems S.A.B	438	29
Imerys S.A.B	233	19
LVMH Moet Hennessy Louis VuittonB	343	60
Safran S.A.	317	20
Scor SE, ADRA	600	18
Societe BIC S.A., ADRA B	176	24
Total S.A.	1,051	69
Zodiac Aerospace	631	21

Total France		357

Germany - 3.03%
Common Stocks - (Cost $168)
BASF SEB	416	43
Bayer AG Reg	327	44
Brenntag AG	312	17
Hannover Rueckversicheru-RegB	172	14
Henkel AG & Co., KGaA	194	18
SAP AG	480	37

Total Common Stocks		173

Preferred Stocks - (Cost $57)
BayerischeMotorenWerke AG	247	23
Fuchs Petrolub SE	237	10
Porsche Automobil Holding SE	238	22

Total Preferred Stocks		55

Total Germany		228

Hong Kong/China - 1.09%
Common Stocks - (Cost $75)
Bank of East Asia Ltd.	1,600	7
Hang Seng Bank Ltd.	500	8
Hopewell Holdings Ltd.	2,500	9
NWS Holdings Ltd.	4,000	8
PCCW Ltd.	19,000	12
Power Assets Holdings Ltd.	1,000	9
Sino Land Co., Ltd.	4,000	7
Wharf Holdings Ltd.	2,000	16
Yue Yuen Industrial Holdings Ltd.	2,000	6

Total Hong Kong/China		82

Ireland - 0.44%
Common Stocks - (Cost $31)
Accenture, PLC, Class AD	406	33

Italy - 0.65%
Common Stocks - (Cost $40)
ExorSpAB	724	29
Telecom Italia SpA	21,879	20

Total Italy		49

Japan - 8.00%
Common Stocks - (Cost $563)
Air Water, Inc.	1,000	16
Asahi Kasei Corp.	2,000	16
Benesse Holdings, Inc.	400	14
Bridgestone Corp.	700	24
Brother Industries Ltd.	1,400	27
Canon, Inc.	900	30
Central Japan Railway Co.	200	28

See accompanying notes

19

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2014

	Shares	Fair Value
		(000’s)
Chugoku Bank Ltd.	1,400	$21
Gree Inc.	1,900	15
GungHo Online Entertainment Inc.	3,000	16
Hachijuni Bank Ltd.	4,000	24
Hiroshima Bank Ltd.	5,000	24
Hisamitsu Pharmaceutical Co.	400	16
Honda Motor Co., Ltd.	800	27
IYO Bank Ltd.	2,200	22
Kaneka Corp.	3,000	17
Nexon Co., Ltd.	1,700	15
Nishi-Nippon City Bank Ltd.	8,000	21
Omron Corp.	500	22
Osaka Gas Co., Ltd.	5,000	21
Otsuka Holdings Co., Ltd.	700	26
Ricoh Co., Ltd.	1,500	16
Shimamura Co., Ltd.B	200	18
Sumitomo Rubber Industries Ltd.	1,100	16
Toho Gas Co., Ltd.	4,000	23
Tokyo Gas Co., Ltd.	5,000	28
Toto Ltd.B	2,000	24
Tsumura & Co.	600	15
Yamaguchi FinancialB	2,000	20

Total Japan		602

Luxembourg - 0.25%
Common Stocks - (Cost $18)
Tenaris S.A.,	860	19

Netherlands - 1.64%
Common Stocks - (Cost $116)
Koninklijke Philips Electronics N.V.	549	17
Koninklijke Philips N.V.	979	17
LyondellBasell Industries N.V., Class A	383	43
Unilever N.V., CVA, GDRE F	760	32
Wolters Kluwer N.V.	511	14

Total Netherlands		123

Portugal - 0.08%
Common Stocks - (Cost $5)
Energias de Portugal, S.A.,	1,177	6

Singapore - 0.44%
Common Stocks - (Cost $28)
DBS Group Holdings Ltd.	1,000	14
United Overseas Bank Ltd.	1,000	19

Total Singapore		33

Spain - 0.72%
Common Stocks - (Cost $54)
Zardoya Otis S.A.B	3,739	54

Total Spain		54

Sweden - 1.14%
Common Stocks - (Cost $80)
Atlas Copco AB, Class BB	524	14
Ericsson LM, Class B	1,263	16
Hennes&Mauritz ABB	727	30
Investor AB, Class B	421	16
Securitas AB	885	10

Total Sweden		86

	Shares	Fair Value
		(000’s)
Switzerland - 4.27%
Common Stocks - (Cost $288)
ACE Ltd.	321	$34
CieFinanciereRichemont S.A.	271	26
Garmin Ltd.	419	23
Kuehne + Nagel International AG, Reg SB G	100	13
Nestle S.A.	1,179	92
Roche Holding AG Genusschein	217	63
Schindler Holding AG	108	16
Sika AG BRB	5	19
Swatch Groug AG	138	14
Syngenta AG	59	21

Total Switzerland		321

United Kingdom - 8.33%
Common Stocks - (Cost $588)
3i Group PLCD	2,116	14
Aggreko PLCD	552	16
AstraZeneca PLC, ADRA B D	457	35
BHP Billiton PLCD	867	27
British American Tobacco PLCD	634	37
BT Group PLCD	3,620	23
Centrica PLCD	3,602	19
GKN PLCD	2,391	14
GlaxoSmithKline PLCD	1,460	35
HSBC Holdings PLCD	5,003	55
IMI PLCD	612	14
Kingfisher PLCD	2,502	13
Marks & Spencer Group PLCD	1,966	14
National Grid PLCD	1,694	25
Old Mutual PLCD	5,253	17
Reckitt Benckiser Group PLCD	440	38
Royal Dutch Shell PLC, Class AD	1,164	47
Royal Dutch Shell PLC, Class BD	2,127	91
Sage Group PLCB D	2,139	14
Smiths Group PLCD	689	15
Standard Chartered PLCD	1,142	23
Tate & Lyle PLCD	1,355	15
Unilever PLCD	599	26

Total United Kingdom		627

United States - 52.40%
Common Stocks - (Cost $3,386)
3M Co.	354	51
Activision Blizzard, Inc.	1,089	26
Alleghany Corp.	64	28
Alliant Energy Corp.	382	22
Amgen, Inc.	372	52
Arch Capital Group Ltd.B	416	23
AT&T, Inc.	2,118	74
Avnet, Inc.	450	20
Axis Capital Holdings Ltd.	491	24
Baxter International, Inc.	460	34
Bed Bath & Beyond, Inc.B	390	25
Berkshire Hathaway, Inc., Class BB	462	63
C.H. Robinson Worldwide, Inc.	537	37
CA, Inc.	754	21
Chevron Corp.	743	96
Chubb Corp.	283	26
Cincinnati Financial Corp.	420	20
Cintas Corp.	394	26

See accompanying notes

20

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2014

	Shares	Fair Value
		(000’s)
Cisco Systems, Inc.	2,448	$61
Coach, Inc.	449	17
Coca-Cola Co.	1,553	65
Columbia Sportswear Co.	232	17
ConocoPhillips	661	54
Continental Resources, Inc.B	397	64
Crown Holdings, Inc.B	433	21
Danaher Corp.	423	32
Dentsply International, Inc.	424	20
Dollar General Corp.B	401	26
Dollar Tree, Inc.B	464	25
DTE Energy Co.	580	46
Dun & Bradstreet Corp.	241	29
Edison International	425	25
Eli Lilly & Co.	604	38
Emerson Electric Co.	523	33
Everest Re Group Ltd.	144	24
Exxon Mobil Corp.	1,207	121
Fastenal Co.	531	24
Franklin Resources, Inc.	581	33
Genuine Parts Co.	289	25
Henry Schein, Inc.B	180	22
Home Depot, Inc.	640	60
Honeywell International, Inc.	412	39
Intel Corp.	2,337	81
International Business Machines Corp.	406	78
International Flavors & Fragrances, Inc.	402	40
Intuit, Inc.	286	24
Johnson & Johnson	1,043	109
Kellogg Co.	414	27
Leucadia National Corp.	979	24
LKQ Corp.B	847	24
Magnachip Semiconductor Corp.B	4	0
Marathon Oil Corp.	771	32
Marathon Petroleum Corp.	303	28
Marsh & McLennan Cos., Inc.	505	27
Mattel, Inc.	762	26
Maxim Integrated Products, Inc.	608	19
McDonald’s Corp.	491	46
McGraw-Hill Cos., Inc.	326	27
Medtronic, Inc.	667	43
Microsoft Corp.	2,825	129
Monsanto Co.	325	38
Moody’s Corp.	686	64
Navient Corp.	860	15
Northrop Grumman Corp.	197	25
Occidental Petroleum Corp.	456	47
Oracle Corp.	1,550	65
Patterson Cos., Inc.	565	23
PepsiCo, Inc.	686	63
PetSmart, Inc.	382	27
Philip Morris International, Inc.	738	64
Phillips 66	424	37
Praxair, Inc.	238	31
Procter & Gamble Co.	983	82
Public Service Enterprise Group, Inc.	747	28

	Shares	Fair Value
		(000’s)
Qualcomm, Inc.	735	56
Reynolds American, Inc.	469	27
Ross Stores, Inc.	372	28
SCANA Corp.	577	30
Schlumberger Ltd.	579	63
SEI Investments Co.	745	28
Sigma-Aldrich Corp.	266	28
SLM Corp.	862	$8
Stryker Corp.	289	24
Symantec Corp.	1,163	28
Synopsys, Inc.B	544	22
T. Rowe Price Group, Inc.	372	30
Target Corp.	446	26
TJX Cos., Inc.	859	51
Travelers Cos., Inc.	337	32
U.S. Bancorp	952	40
United Technologies Corp.	400	43
UnitedHealth Group, Inc.	545	47
Verisk Analytics, Inc., Class AB	319	20
Verizon Communications, Inc.	1,477	74
Viacom, Inc., Class B	313	25
Wal-Mart Stores, Inc.	771	58
Wells Fargo & Co.	1,831	94
WR Berkley Corp.	578	28
WW Grainger, Inc.	96	24
Xcel Energy, Inc.	821	26

Total Common Stocks		3,942

Foreign Exchange Traded Funds - (Cost $1)
iShares MSCI ACWI Index Fund	12	1

Total United States		3,943

SHORT-TERM INVESTMENTS - 4.29% (Cost $323)
JPMorgan U.S. Government Money Market Fund, Capital Class	323,480	323

TOTAL INVESTMENTS - 99.59% (Cost $6,724)		7,493
OTHER ASSETS, NET OF LIABILITIES - 0.41%		30

TOTAL NET ASSETS - 100.00%		$7,524

Percentages are stated as a percent of net assets.

A	ADR - American Depositary Receipt.
B	Non-income producing security.
C	REIT - Real Estate Investment Trust.
D	PLC - Public Limited Company.
E	CVA - Dutch Certificate.
F	GDR - Global Depositary Receipt.
G	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See accompanying notes

21

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2014

Futures Contracts Open on August 31, 2014* (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Emerging Markets September Futures	Long	2	September, 2014	$192	$2
S&P 500 Mini E Index September Futures	Long	2	September, 2014	200	6

				$392	$8

*	The securities presented here within are not subject to Master Netting Agreements. As such, this table is for informational purposes only.

See accompanying notes

22

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 96.35%
CONSUMER DISCRETIONARY - 14.60%
Auto Components - 1.63%
Argan, Inc.	1,626	$65
Dorman Products, Inc.	2,781	125
Remy International, Inc.	4,096	91
Shiloh Industries, Inc.	1,878	31

		312

Distributors - 0.89%
Core-Mark Holding Co., Inc.	1,786	86
DXP Enterprises, Inc.A	1,045	84

		170

Hotels, Restaurants & Leisure - 0.39%
Einstein Noah Restaurant Group, Inc.	2,010	29
Monarch Casino & Resort, Inc.A	1,806	23
Nathan’s Famous, Inc.A	396	22

		74

Household Durables - 2.80%
Bassett Furniture Industries, Inc.	1,643	25
CSS Industries, Inc.	952	24
Flexsteel Industries, Inc.	673	24
Haverty Furniture Companies, Inc.	1,822	42
Helen of Troy Ltd.A	2,865	167
Hooker Furniture Corp.	1,290	19
Kimball International, Inc., Class B	2,653	42
Lifetime Brands, Inc.	1,424	24
Matthews International Corp., Class A	2,190	101
Universal Electronics, Inc.A	1,279	70

		538

Internet & Catalog Retail - 2.47%
1-800-Flowers.com, Inc., Class AA	5,316	27
Global Sources Ltd.A	7,048	50
HSN, Inc.	3,972	241
Insight Enterprises, Inc.A	3,990	105
Overstock.com, Inc.A	2,856	50

		473

Leisure Equipment & Products - 0.42%
Johnson Outdoors, Inc., Class A	1,261	33
Nautilus, Inc.A	3,989	48

		81

Media - 2.02%
Courier Corp.	925	12
CTC Media, Inc.	17,896	162
Journal Communications, Inc., Class AA	5,121	51
Nexstar Broadcasting Group, Inc., Class A	3,520	161

		386

Multiline Retail - 0.25%
Stein Mart, Inc.	3,811	47

Specialty Retail - 2.48%
America’s Car-Mart, Inc.A	924	39
Big 5 Sporting Goods Corp.	2,222	23
Cato Corp., Class A	2,487	86
Destination Maternity Corp.	1,439	28
PC Connection, Inc.	2,802	64
Rent-A-Center, Inc.	4,358	120
Shoe Carnival, Inc.	1,797	39
Trans World Entertainment Corp.	6,499	22
West Marine, Inc.A	1,747	19
Winmark Corp.	480	35

		475

	Shares	Fair Value
		(000’s)
Textiles & Apparel - 1.25%
Cherokee, Inc.	1,337	$24
Culp, Inc.	1,329	24
Unifirst Corp.	1,562	152
Weyco Group, Inc.	1,456	39

		239

Total Consumer Discretionary		2,795

CONSUMER STAPLES - 3.68%
Beverages - 0.40%
National Beverage Corp.	4,188	77

Food & Drug Retailing - 0.97%
Ingles Markets, Inc., Class A	1,960	49
Village Super Market, Inc., Class A	1,215	28
Weis Markets, Inc.	2,520	109

		186

Food Products - 0.21%
John B Sanfilippo & Son, Inc.	1,307	40

Household Products - 0.09%
Oil-Dri Corp of America	583	17

Personal Products - 2.01%
Female Health Co.	2,634	10
Inter Parfums, Inc.	3,367	103
National American University Holdings, Inc.	4,231	13
Nature’s Sunshine Products, Inc.	1,871	31
Revlon, Inc., Class AA	4,826	164
Steiner Leisure Ltd.A	1,486	63

		384

Total Consumer Staples		704

ENERGY - 5.17%
Energy Equipment & Services - 1.92%
Blueknight Energy Partners LPB	3,901	34
Bolt Technology Corp.	686	12
Forum Energy Technologies, Inc.A	6,122	207
RigNet, Inc.A	1,018	48
Tesco Corp.	3,108	66

		367

Oil & Gas - 3.25%
Adams Resources & Energy, Inc.	660	43
Apco Oil and Gas International, Inc.A	1,799	26
Delek US Holdings, Inc.	6,960	244
North European Oil Royalty TrustC	1,312	30
Panhandle Oil and Gas, Inc., Class A	621	38
Renewable Energy Group, Inc.A	6,950	85
Resource America, Inc., Class A	1,959	18
Sabine Royalty TrustC	1,621	92
Warren Resources, Inc.A	7,315	47

		623

Total Energy		990

FINANCIALS - 25.45%
Banks - 7.67%
1st Source Corp.	2,903	86
Access National Corp.	1,429	24
American National Bankshares, Inc.	1,067	24
Ames National Corp.	768	18
Bank of Kentucky Financial Corp.	659	24
Bank of Marin Bancorp	442	22

See accompanying notes

23

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2014

	Shares	Fair Value
		(000’s)
Bar Harbor Bankshares	718	$20
Bryn Mawr Bank Corp.	1,482	44
C&F Financial Statutory Trust I	395	14
Camden National Corp.	831	30
Century Bancorp, Inc., Class A	815	29
Chemung Financial Corp.	491	14
Citizens & Northern Corp.	1,213	24
CNB Financial Corp.	1,643	28
Community Trust Bancorp, Inc.	1,895	67
CU BancorpA	912	17
Enterprise Bancorp, Inc.	756	15
Enterprise Financial Services Corp.	2,551	44
Farmers Capital Bank Corp.A	921	20
Fidelity Southern Corp.	2,743	38
First Bancorp, Inc.	755	13
First Community Bancshares, Inc.	2,464	40
First Defiance Financial Corp.	972	27
First Financial Corp.	1,438	46
First Financial Northwest, Inc.	2,581	28
German American Bancorp, Inc.	1,197	32
Great Southern Bancorp, Inc.	1,562	49
Hingham Institution for Savings	295	24
Home Bancorp, Inc.A	752	17
Horizon Bancorp	1,255	28
Intervest Bancshares Corp.	2,906	28
LCNB Corp.	923	14
Macatawa Bank Corp.	4,954	25
MainSource Financial Group, Inc.	2,497	43
Mercantile Bank Corp.	977	19
Merchants Bancshares, Inc.	475	14
MidSouth Bancorp, Inc.	1,241	24
NASB Financial, Inc.	1,544	38
National Bankshares, Inc.	810	24
NorthrimBanCorp, Inc.	767	19
Pacific Premier Bancorp, Inc.A	1,544	23
Penns Woods Bancorp, Inc.	353	16
Peoples Bancorp, Inc.	1,356	33
Republic Bancorp, Inc., Class A	2,196	50
Stock Yards Bancorp, Inc.	1,510	45
TowneBank	4,063	60
Trico Bancshares	1,688	38
Univest Corp of Pennsylvania	1,457	28
West Bancorporation, Inc.	1,438	22

		1,469

Diversified Financials - 6.62%
Advent Software, Inc.	3,060	99
Cascade BancorpA	8,578	44
Cash America International, Inc.	1,559	70
Consumer Portfolio Services, Inc.A	9,906	71
Credit Acceptance Corp.A	1,430	177
Diamond Hill Investment Group, Inc.	312	41
Encore Capital Group, Inc.A	2,636	117
ExlService Holdings, Inc.A	2,461	67
EZCORP, Inc., Class AA	5,563	59
FBR & Co.A	3,712	106
Heartland Financial USA, Inc.	2,334	56
Meta Financial Group, Inc.	640	24
MicroFinancial, Inc.	1,814	14
MidWestOne Financial Group, Inc.	1,108	26
Pzena Investment Management, Inc., Class A	915	9
Texas Pacific Land TrustC	638	129
Tree.com, Inc.	433	14

	Shares	Fair Value
		(000’s)
Walker & Dunlop, Inc.A	3,910	$55
Waterstone Financial, Inc.	4,662	53
Westwood Holdings Group, Inc.	612	36

		1,267

Insurance - 4.15%
Baldwin & Lyons, Inc., Class B	1,721	45
Crawford & Co., Class B	5,796	52
EMC Insurance Group, Inc.	1,697	52
Enstar Group Ltd.A	1,972	279
Fortegra Financial Corp.A	2,919	29
Independence Holding Co.	2,480	35
Investors Title Co.	296	21
National Western Life Insurance Co., Class A	493	125
Safety Insurance Group, Inc.	1,617	89
Universal Insurance Holdings, Inc.	4,803	67

		794

Real Estate - 7.01%
Amerco, Inc.	909	254
American Assets Trust, Inc.D	4,631	162
Ashford Hospitality Trust, Inc.D	6,980	81
Excel Trust, Inc.D	3,103	40
Franklin Street Properties Corp.D	6,406	78
Geo Group, Inc.D	3,981	149
Getty Realty Corp.D	2,431	46
Gramercy Property Trust, Inc.D	29,889	185
Heritage Oaks Bancorp	3,221	23
Inland Real Estate Corp.D	7,012	73
National Health Investors, Inc.D	1,659	107
One Liberty Properties, Inc.D	1,032	22
Select Income REITD	3,211	90
Urstadt Biddle Properties, Inc., Class AD	1,505	32

		1,342

Total Financials		4,872

HEALTH CARE - 11.17%
Biotechnology - 1.72%
MiMedx Group, Inc.A	3,880	27
PDL BioPharma, Inc.	26,069	263
RepligenCorp.A	2,043	39

		329

Health Care Equipment & Supplies - 3.15%
Atrion Corp.	163	52
Computer Programs and Systems, Inc.	594	36
CONMED Corp.	1,806	72
CryoLife, Inc.	1,738	17
Exactech, Inc.A	1,173	28
ICU Medical, Inc.A	876	55
Integra LifeSciences Holdings Corp.A	1,409	70
Masimo Corp.	2,814	63
Meridian Bioscience, Inc.	2,635	52
Mesa Laboratories, Inc.	228	16
Nutraceutical International Corp.	935	23
Orthofix International N.V.A E	767	26
PhotoMedex, Inc.A	1,599	13
Staar Surgical Co.A	1,355	16
SurModics, Inc.A	929	19
Utah Medical Products, Inc.	354	18
Vascular Solutions, Inc.A	1,086	26

		602

Health Care Providers & Services - 4.75%
AddusHomeCareCorp.A	888	19

See accompanying notes

24

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2014

	Shares	Fair Value
		(000’s)
AMN Healthcare Services, Inc.A	3,365	$51
Bio-Reference Labs, Inc.A	1,717	50
Cantel Medical Corp.	2,569	94
CorvelCorp.A	1,433	59
LHC Group, Inc.A	1,315	34
National Healthcare Corp.	1,709	98
Omnicell, Inc.A	2,067	58
Select Medical Holdings Corp.	13,292	186
Team Health Holdings, Inc.A	3,939	231
U.S. Physical Therapy, Inc.	892	32

		912

Pharmaceuticals - 1.55%
Insys Therapeutics, Inc.A	1,925	68
Lannett Co., Inc.A	2,331	92
MWI Veterinary Supply, Inc.A	791	112
Sucampo Pharmaceuticals, Inc., Class AA	3,485	24

		296

Total Health Care		2,139

INDUSTRIALS - 17.13%
Aerospace & Defense - 0.44%
Kaman Corp.	2,079	85

Air Freight & Couriers - 0.18%
Echo Global Logistics, Inc.A	1,359	35

Building Products - 1.34%
AAON, Inc.	4,135	77
American WoodmarkCorp.A	1,180	46
Builders FirstSource, Inc.A	6,056	42
Omega Flex, Inc.	617	11
Patrick Industries, Inc.A	976	41
PGT, Inc.A	3,802	40

		257

Commercial Services & Supplies - 7.87%
Aceto Corp.	2,407	46
American Public Education, Inc.A	1,143	35
CDI Corp.	1,080	16
Ceco Environmental Corp.	1,989	28
Collectors Universe, Inc.	715	14
CSG Systems International, Inc.	2,999	83
Deluxe Corp.	4,370	261
Electro Rent Corp.	2,342	35
Ennis, Inc.	2,186	32
Franklin Covey Co.A	1,188	23
G&K Services, Inc., Class A	1,565	87
Herman Miller, Inc.	3,212	95
Kelly Services, Inc., Class A	2,647	44
Kforce, Inc.	2,000	40
Marlin Business Services Corp.	1,295	26
MSA Safety, Inc.	2,662	147
Multi-Color Corp.	1,508	70
PHI, Inc.A E	1,547	66
TeleTech Holdings, Inc.A	4,683	126
TRC Co., Inc.A	3,907	23
United Stationers Supply Co.	4,161	169
VSE Corp.	653	39

		1,505

Diversified Manufacturing - 0.11%
Myers Industries, Inc.	1,137	22

Electrical Equipment - 0.92%
Chase Corp.	891	32

	Shares	Fair Value
		(000’s)
Geospace Technologies Corp.A	1,193	$49
Houston Wire & Cable Co.	1,046	14
Powell Industries, Inc.	1,053	55
Preformed Line Products Co.	477	27

		177

Industrial Conglomerates - 2.67%
ICF International, Inc.A	1,520	51
Park-Ohio Industries, Inc.	1,372	80
Raven Industries, Inc.	2,492	66
RPX Corp.A	3,775	57
Standex International Corp.	1,160	87
Tredegar Corp.	8,057	168

		509

Machinery - 2.65%
Alamo Group, Inc.	1,043	51
American Railcar Industries, Inc.	2,053	163
Columbus McKinnon Corp.	2,831	71
Hardinge, Inc.	1,228	14
Hurco Co., Inc.	673	22
Kadant, Inc.	878	35
L.B. Foster Co., Class A	764	40
Lydall, Inc.A	1,295	36
Sun Hydraulics Corp.	1,840	74

		506

Marine - 0.16%
StealthGas, Inc.A	3,216	31

Road & Rail - 0.79%
Roadrunner Transportation Systems, Inc.A	3,044	77
Universal Truckload Services, Inc.	2,976	74

		151

Total Industrials		3,278

INFORMATION TECHNOLOGY - 14.36%
Communications Equipment - 3.60%
Alliance Fiber Optic Products, Inc.	1,570	23
Aware, Inc.	2,587	11
Black Box Corp.	1,667	39
CalAmpCorp.A	2,730	53
Extreme NetworksA	6,018	32
IxiaA	3,957	38
Mitel Networks Corp.A	4,899	49
Ubiquiti Networks, Inc.	5,438	247
Verint Systems, Inc.A	3,911	196

		688

Electronic Equipment & Instruments - 1.83%
Analogic Corp.	800	58
Daktronics, Inc.	3,215	42
ePlus, Inc.	937	55
MTS Systems Corp.	1,284	91
Scansource, Inc.A	2,225	86
Tessco Technologies, Inc.	587	19

		351

Internet Software & Services - 1.00%
AVG Technologies N.V.A	3,428	60
NIC, Inc.	3,591	68
Perficient, Inc.A	2,699	46
Reis, Inc.	779	18

		192

IT Consulting & Services - 4.41%
Computer Task Group, Inc.	1,487	19
EPAM Systems, Inc.A	2,728	103

See accompanying notes

25

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2014

	Shares	Fair Value
		(000’s)
Hackett Group, Inc.	3,181	$20
iGATE Corp.A	4,894	183
LionbridgeTechnologiesA	5,017	23
Sykes Enterprises, Inc.A	3,469	73
Syntel, Inc.A	3,932	352
VirtusaCorp.A	2,054	70

		843

Semiconductor Equipment & Products - 1.18%
GSI Group, Inc.A	2,028	26
IXYS Corp.	1,969	24
MA COM Technology Solutions Holdings, Inc.A	4,132	98
Nova Measuring Instruments Ltd.A	1,466	16
PDF Solutions, Inc.A	3,111	62

		226

Software - 2.34%
Actuate Corp.A	2,467	11
American Software, Inc., Class A	1,135	10
EPIQ Systems, Inc.	2,384	35
Magic Software Enterprises Ltd.	2,984	21
Mentor Graphics Corp.	9,625	210
Pegasystems, Inc.	4,048	90
QAD, Inc.	731	15
Sapiens International Corp., N.V.	3,509	29
VASCO Data Security International, Inc.A	1,837	27

		448

Total Information Technology		2,748

MATERIALS - 2.30%
Chemicals - 1.54%
FutureFuel Corp.	2,715	38
Hawkins, Inc.	614	23
Innospec, Inc.	1,370	57
KMG Chemicals, Inc.	1,040	18
LandecCorp.A	2,504	33
Stepan Co.	1,122	54
TrecoraResourcesA	3,220	42
Zep, Inc.	1,914	30

		295

Construction Materials - 0.17%
United States Lime & Minerals, Inc.	506	32

Containers & Packaging - 0.11%
UFP Technologies, Inc.A	930	22

Metals & Mining - 0.48%
Hallador Energy Co.	4,716	63
Handy & Harman Ltd.A	1,115	29

		92

Total Materials		441

TELECOMMUNICATION SERVICES - 0.85%
Diversified Telecommunication Services - 0.73%
Hawaiian Telcom Holdco, Inc.A	2,331	65
magicJackVocalTecLtd.A	1,948	24
Premiere Global Services, Inc.A	3,890	51

		140

Wireless Telecommunication Services - 0.12%
Spok Holdings, Inc.	1,549	23

Total Telecommunication Services		163

	Shares	Fair Value
		(000’s)
UTILITIES - 1.64%
Electric - 1.07%
MGE Energy, Inc.	3,012	$120
Otter Tail Corp.	2,936	84

		204

Gas - 0.10%
Delta Natural Gas Co., Inc.	922	19

Water - 0.47%
Artesian Resources Corp., Class A	679	14
Connecticut Water Co.	880	29
Middlesex Water Co.	1,351	28
York Water Co.	939	19

		90

Total Utilities		313

Total Common Stock (Cost $17,102)		18,443

SHORT-TERM INVESTMENTS - 3.55% (Cost $680)
JPMorgan U.S. Government Money Market Fund, Capital Class	680,110	680

TOTAL INVESTMENTS - 99.90% (Cost $17,782)		19,123
OTHER ASSETS, NET OF LIABILITIES - 0.10%		18

TOTAL NET ASSETS - 100.00%		$19,141

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Master Limited Partnership.
C	Royalty Trust.
D	REIT - Real Estate Investment Trust.
E	Non-voting participating shares.

Futures Contracts Open on August 31, 2014* (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index September Futures	Long	5	September, 2014	$587	$10

				$587	$10

*	The security presented here within is not subject to Master Netting Agreements. As such, this table is for informational purposes only.

See accompanying notes

26

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 2.68%
FINANCIALS- 1.63%
Banks - 0.37%
Alpha Bank A.E.A	2,903,593	$2,541

Diversfied Financials - 0.32%
Oslo Bors VPS Holdings ASA	188,850	2,224

Real Estate - 0.94%
Annaly Capital Management, Inc.B	359,000	4,272
Omega Healthcare Investors, Inc.B	60,000	2,260

		6,532

MANUFACTURING- 0.26%
Basic Materials - 0.26%
CVR Partners LP, %, Due C D	117,600	1,802

MATERIALS- 0.79%
Basic Materials - 0.16%
OCI Partners LPC D	55,070	1,137

Chemicals - 0.32%
Terra Nitrogen Co. LPC D	14,650	2,179

Metals & Mining - 0.31%
OCI Resources LPC D	91,000	2,118

Total Common Stock (Cost $17,431)		18,533

PREFERRED STOCKS - 2.29% (Cost $10,835)
TRANSPORTATION- 2.29%
Airlines - 2.29%
Continental Airlines Finance Trust II, 6.00%, Due 11/15/2030	314,250	15,830

	Par AmountK
	(000’s)
DOMESTIC BANK LOAN OBLIGATIONS - 1.30%
Consumer - 1.30%
North Atlantic Trading Co. Inc., 1st Lien Term Loan, 1.00%, Due 12/30/2019	$3,284	3,311
North Atlantic Trading Co. Inc., 2nd Lien Term Loan, 1.00%, Due 6/30/2020	5,600	5,684

Total Domestic Bank Loan Obligations (Cost $8,753)		8,995

DOMESTIC CONVERTIBLE OBLIGATIONS - 1.71%
Finance - 0.76%
Annaly Capital Management, Inc., 5.00%, Due 5/15/2015 B	5,173	5,254

Telecommunications - 0.95%
JDS Uniphase Corp., 0.625%, Due 8/15/2033	6,650	6,600

Total Domestic Convertible Obligations (Cost $11,814)		11,854

DOMESTIC OBLIGATIONS - 71.45%
Consumer - 6.67%
Beverages & More, Inc., 10.00%, Due 11/15/2018E	4,000	3,820
Constellation Brands, Inc., 6.00%, Due 5/1/2022	9,000	10,136
HJ Heinz Co., 4.25%, Due 10/15/2020	8,250	8,363
Minerva Luxembourg S.A., 7.75%, Due 1/31/2023E	10,600	11,236
Simmons Foods, Inc., 10.50%, Due 11/1/2017E	11,810	12,549

		46,104

See accompanying notes

27

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2014

	Par AmountK	Fair Value
	(000’s)	(000’s)
Finance - 4.16%
Carlson Travel Holdings, Inc., 7.50%, Due 8/15/2019E	$5,800	$5,960
DFC Finance Corp., 10.50%, Due 6/15/2020E	9,400	9,529
Fly Leasing Ltd., 6.75%, Due 12/15/2020	9,500	10,094
Omega Healthcare Investors, Inc., 5.875%, Due 3/15/2024	3,000	3,150

		28,733

Manufacturing - 17.68%
AAR Corp., 7.25%, Due 1/15/2022	4,850	5,287
Activision Blizzard, Inc., 5.625%, Due 9/15/2021E	7,950	8,596
ADS Tactical, Inc., 11.00%, Due 4/1/2018E	13,500	12,690
Alliant Techsystems, Inc., 5.25%, Due 10/1/2021E	13,413	13,681
Crown Americas LLC / Crown Americas Capital Corp IV, 4.50%, Due 1/15/2023F	6,850	6,722
Ducommun, Inc., 9.75%, Due 7/15/2018	7,450	8,139
Kissner Milling Co., Ltd., 7.25%, Due 6/1/2019E	4,800	4,950
LSB Industries, Inc., 7.75%, Due 8/1/2019	12,250	13,383
Sealed Air Corp., 6.50%, Due 12/1/2020E	11,756	12,932
Sensata Technologies BV, 4.875%, Due 10/15/2023E	13,500	13,365
ServiciosCorporativosJaver SAPI de CV, 9.875%, Due 4/6/2021E	8,925	9,884
Southern Graphics, Inc., 8.375%, Due 10/15/2020E	12,000	12,690

		122,319

Service - 29.10%
Ancestry.com, Inc.,
9.625%, Due 10/15/2018E	4,750	4,857
11.00%, Due 12/15/2020	7,000	8,067
Aviv Healthcare Properties LP / Aviv Healthcare Capital Corp., 6.00%, Due 10/15/2021C	7,450	7,860
Ceridian HCM Holding, Inc., 11.00%, Due 3/15/2021E	10,200	11,654
Churchill Downs, Inc., 5.375%, Due 12/15/2021E	9,900	10,049
DaVita, Inc., 5.75%, Due 8/15/2022	11,500	12,262
Getty Images, Inc., 7.00%, Due 10/15/2020E	7,000	5,880
HCA, Inc.,
3.75%, Due 3/15/2019	2,000	2,015
4.75%, Due 5/1/2023	10,000	10,088
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022E	9,100	9,191
Lansing Trade Group LLC / Lansing Finance Co. Inc, 9.25%, Due 2/15/2019E F	7,600	7,524
LifePoint Hospitals, Inc., 5.50%, Due 12/1/2021E	12,450	13,009
Live Nation Entertainment, Inc., 7.00%, Due 9/1/2020E	12,050	12,984
MGM Resorts International, 7.75%, Due 3/15/2022	11,000	12,871
Numericable Group S.A., 4.875%, Due 5/15/2019E	11,900	12,049
Station Casinos LLC, 7.50%, Due 3/1/2021F	9,990	10,789
Tenet Healthcare Corp., 4.50%, Due 4/1/2021	13,875	13,909
Univision Communications, Inc., 6.75%, Due 9/15/2022E	11,800	12,950
Vantage Oncology LLC / Vantage Oncology Finance Co., 9.50%, Due 6/15/2017E F	3,800	3,639
Viking Cruises Ltd., 8.50%, Due 10/15/2022E	8,275	9,144
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.375%, Due 3/15/2022F	10,000	10,500

		201,291

Telecommunications - 6.76%
DigitalGlobe, Inc., 5.25%, Due 2/1/2021E	13,750	13,613
NeuStar, Inc., 4.50%, Due 1/15/2023	7,400	6,457
Nokia Corp., 5.375%, Due 5/15/2019	12,000	12,840
Virgin Media Finance PLC, 6.375%, Due 4/15/2023E G	13,000	13,844

		46,754

Transportation - 3.87%
Gol Finance, 9.25%, Due 7/20/2020E	3,000	3,154
Titan Machinery, Inc., 3.75%, Due 5/1/2019	3,250	2,527
United Continental Holdings, Inc.,
6.375%, Due 6/1/2018	3,100	3,271
6.00%, Due 12/1/2020	1,300	1,344
US Airways Group, Inc., 6.125%, Due 6/1/2018	10,600	11,076
VRG LinhasAereas S.A., 10.75%, Due 2/12/2023E	5,000	5,344

		26,716

See accompanying notes

28

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2014

		Par AmountK	Fair Value
		(000’s)	(000’s)
Utilities - 3.21%
Calpine Corp., 7.875%, Due 1/15/2023E		$9,857	$10,941
GenOn Americas Generation LLC, 9.125%, Due 5/1/2031F		11,600	11,281

			22,222

Total Domestic Obligations (Cost $487,229)			494,139

FOREIGN CONVERTIBLE OBLIGATIONS - 1.12%
Consumer - 0.72%
Marine Harvest ASA, 2.375%, Due 5/8/2018H	EUR	2,000	3,301
Pescanova S.A.,
5.125%, Due 4/20/2017I L	EUR	7,450	881
8.75%, Due 2/17/2019I L	EUR	6,600	780

			4,962

Service - 0.40%
Rexlot Holdings Ltd., 6.00%, Due 9/28/2016	HKD	13,800	2,732

Total Foreign Convertible Obligations (Cost $14,957)			7,694

FOREIGN OBLIGATIONS - 14.20%
Consumer - 0.93%
Marine Harvest ASA, 5.31%, Due 3/12/2018 H	NOK	39,000	6,450

Finance - 2.91%
Emma Delta Finance,
8.50%, Due 10/15/2017E	EUR	4,000	5,492
12.00%, Due 10/15/2017	EUR	4,000	6,517
MPT Operating Partnership LP/MPT Finance Corp., 5.75%, Due 10/1/2020C	EUR	5,850	8,186

			20,195

Service - 6.34%
Cirsa Funding Luxembourg S.A., 8.75%, Due 5/15/2018E	EUR	7,650	10,403
EuropcarGroupe S.A., 11.50%, Due 5/15/2017E	EUR	6,000	9,084
Gala Electric Casinos, 11.50%, Due 6/1/2019	GBP	4,550	8,241
Gamenet SPA, 7.25%, Due 8/1/2018E	EUR	5,650	7,647
Intralot Finance Luxemburg, 9.75%, Due 8/15/2018	EUR	5,650	8,407

			43,782

Sovereign - 1.83%
Greece, Hellenic Republic, 2.00%, Due 2/24/2023H J	EUR	3,025	3,355
Mexican BonosDesarr, 5.00%, Due 6/15/2017	MXN	117,500	9,258

			12,613

Transportation - 2.19%
CMA CGM S.A., 8.875%, Due 4/15/2019E	EUR	5,350	7,469
Moto Finance PLC, 10.25%, Due 3/15/2017E G	GBP	4,350	7,709

			15,178

Total Foreign Obligations (Cost $92,812)			98,218

U.S. AGENCY OBLIGATIONS - 1.56%
Federal National Mortgage Association,
1.375%, Due 11/15/2016		1,000	1,015
1.25%, Due 1/30/2017		7,750	7,832
0.875%, Due 12/20/2017		2,000	1,978

Total U.S. Agency Obligations (Cost $10,814)			10,825

U.S. Treasury Obligations - 0.21% (Cost $1,452)
0.875%, Due 2/28/2017		1,450	1,455

		Shares
SHORT-TERM INVESTMENTS - 1.89% (Cost $13,096)
JPMorgan U.S. Government Money Market Fund, Capital Class		13,095,663	13,096

See accompanying notes

29

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2014

	Par AmountK	Fair Value
	(000’s)	(000’s)
TOTAL INVESTMENTS - 98.41% (Cost $669,193)		$680,639
OTHER ASSETS, NET OF LIABILITIES - 1.60%		11,060

TOTAL NET ASSETS - 100.00%		$691,699

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.
C	LP - Limited Partnership.
D	Master Limited Partnership.
E	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $339,512 or 49.09% of net assets. The Fund has no right to demand registration of these securities.
F	LLC - Limited Liability Company.
G	PLC - Public Limited Company.
H	Variable rate.
I	Fair valued pursuant to procedures approved by the Board of Trustees. At the period end, the value of these securities amounted to $1,661 or 0.24% of net assets.
J	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
K	In U.S. Dollars unless otherwise noted.
L	Illiquid Security.

See accompanying notes

30

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2014

Futures Contracts Open on August 31, 2014* (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
EURO Currency Unit Globex September Futures	Short	458	September, 2014	$75,198	$2,293
British Pound Globex September Futures	Short	159	September, 2014	16,457	243

				$91,655	$2,536

*	The securities presented here within are not subject to Master Netting Agreements. As such, this table is for informational purposes only.

OTC swap agreements outstanding on August 31, 2014:

Credit Default Swaps on Corporate Issues- Sell Protection (1)(000’s)

Reference Entity	Counterparty	Fixed Rate	Maturity Date	Implied Credit Spread at 8/31/2014 (2)	Notional Amount (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Delta Airlines	GLM	5.000%	12/20/2016	1.2540%	1,000	$(99)	$180	$81
Delta Airlines	GLM	5.000%	3/20/2017	1.3702%	1,000	(60)	147	87
Delta Airlines	GLM	5.000%	3/20/2017	1.3702%	1,000	(71)	158	87
Delta Airlines	JPM	5.000%	6/20/2017	1.4663%	2,000	(132)	317	185
Delta Airlines	FBF	5.000%	6/20/2017	1.4663%	2,000	(137)	322	185
Delta Airlines	GLM	5.000%	6/20/2017	1.4663%	1,000	(76)	169	93
Delta Airlines	JPM	5.000%	9/20/2017	1.5457%	2,000	(143)	340	197
Delta Airlines	FBF	5.000%	12/20/2017	1.6674%	2,000	(100)	304	204

						$(818)	$1,937	$1,119

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Glossary:

Counterparty Abbreviations:

FBF	Credit Suisse
GLM	Goldman Sachs Bank USA
JPM	JP Morgan Chase Bank, N.A.

Currency Abbreviations:

AUD	Australian Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
MXN	Mexican Peso
NOK	Norwegian Krone

Exchange Abbreviations:

Globex	Chicago Mercantile Exchange
OTC	Over-the-Counter

See accompanying notes

31

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2014 (in thousands, except share and per share amounts)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Assets:
Investments in unaffiliated securities, at fair value A	$276,904	$7,493	$19,123	$680,639
Foreign currency, at fair valueB	—	8	—	—
Swap Income receivable	—	—	—	122
Deposit with brokers for futures contracts	386	17	25	—
Dividends and interest receivable	828	19	17	12,025
Receivable for investments sold	—	—	—	928
Receivable for fund shares sold	1,323	—	14	1,704
Receivable for tax reclaims	—	3	—	69
Receivable for expense reimbursement (Note 2)	5	—	7	—
Receivable for variation margin on open futures contracts	18	—	3	2,539
Unrealized appreciation from swap agreements	—	—	—	1,937
Prepaid expenses	40	34	36	35

Total assets	279,504	7,574	19,225	699,998

Liabilities:
Swap premium received	—	—	—	818
Payable for investments purchased	3,464	—	—	4,563
Payable for fund shares redeemed	15	—	27	1,031
Payable for variation margin from open futures contracts	—	—	—	786
Payable under excess expense reimbursement plan	—	—	—	14
Dividends payable	—	—	—	382
Management and investment advisory fees payable	88	2	9	261
Administrative service and service fees payable	130	4	9	323
Transfer agent fees payable	3	1	1	24
Custody and fund accounting fees payable	2	2	2	7
Professional fees payable	31	40	35	53
Trustee fees payable	3	—	—	7
Payable for prospectus and shareholder reports	7	1	1	26
Other liabilities	1	—	—	4

Total liabilities	3,744	50	84	8,299

Net Assets	$275,760	$7,524	$19,141	$691,699

Analysis of Net Assets:
Paid-in-capital	239,969	6,143	17,505	671,984
Undistributed (or over distribution of) net investment income	564	64	67	(1,578)
Accumulated net realized gain	2,886	540	218	5,424
Unrealized appreciation of investments	32,255	825	1,341	12,342
Unrealized (depreciation) of currency transactions	—	(56)	—	(946)
Unrealized appreciation of futures contracts	86	8	10	2,536
Unrealized appreciation of swap agreements	—	—	—	1,937

Net assets	$275,760	$7,524	$19,141	$691,699

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	4,126,658	55,582	111,836	7,281,018

Y Class	8,729,133	44,952	563,427	23,900,141

Investor Class	1,175,804	64,346	208,791	19,335,446

A Class	2,255,291	344,362	339,876	8,984,086

C Class	3,348,989	79,813	104,341	7,361,609

Net assets (not in thousands):
Institutional Class	$58,277,396	$706,514	$1,606,024	$75,388,828

Y Class	$122,714,756	$575,292	$8,168,361	$247,179,395

Investor Class	$16,549,654	$817,752	$3,003,670	$199,533,521

A Class	$31,579,315	$4,410,016	$4,894,024	$93,060,715

C Class	$46,638,516	$1,014,615	$1,468,876	$76,536,190

See accompanying notes

32

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2014 (in thousands, except share and per share amounts)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Net asset value, offering and redemption price per share:
Institutional Class	$14.12	$12.71	$14.36	$10.35

Y Class	$14.06	$12.80	$14.50	$10.34

Investor Class	$14.08	$12.71	$14.39	$10.32

A Class	$14.00	$12.81	$14.40	$10.36

A Class (Offering price)	$14.85	$13.59	$15.28	$10.88

C Class	$13.93	$12.71	$14.08	$10.40

A Cost of investments in unaffiliated securities	$244,649	$6,724	$17,782	$669,193
B Cost of foreign currency	$—	$8	$—	$—

See accompanying notes

33

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2014 (in thousands)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$5,877	$172	$329	$1,575
Interest income	—	—	—	38,849

Total investment income	5,877	172	329	40,424

Expenses:
Management and investment advisory fees (Note 2)	738	27	99	2,749
Administrative service fees (Note 2):
Institutional Class	145	2	5	155
Y Class	222	1	15	383
Investor Class	45	3	15	792
A Class	84	17	15	328
C Class	103	3	5	261
Transfer agent fees:
Institutional Class	9	—	1	14
Y Class	3	—	—	11
Investor Class	3	1	2	20
A Class	2	1	1	14
C Class	2	—	—	9
Custody and fund accounting fees	18	23	8	87
Professional fees	46	45	41	86
Registration fees and expenses	74	53	55	127
Service fees (Note 2):
Y Class	74	—	5	127
Investor Class	37	2	13	695
A Class	33	7	6	129
C Class	42	1	2	103
Distribution fees (Note 2):
A Class	55	11	10	215
C Class	277	8	12	685
Prospectus and shareholder report expenses	22	4	6	78
Trustee fees	12	—	—	33
Other expenses	19	6	6	29

Total expenses	2,065	215	322	7,130

Net fees waived and expenses reimbursed (Note 2)	(17)	(124)	(95)	(24)

Net expenses	2,048	91	227	7,106

Net investment income	3,829	81	102	33,318

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	2,076	569	1,457	10,435
Commission recapture (Note 3)	6	—	—	—
Foreign currency transactions	—	(11)	—	(379)
Futures contracts	1,128	60	36	(2,008)
Change in net unrealized appreciation or (depreciation) of:
Investments	29,854	469	342	16,165
Foreign currency transactions	—	14	—	415
Futures contracts	179	18	18	1,668
Swap agreements	—	—	—	630

Net gain from investments	33,243	1,119	1,853	26,926

Net increase in net assets resulting from operations	$37,072	$1,200	$1,955	$60,244

A Foreign taxes	—	7	—	—

See accompanying notes

34

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	The London Company Income Equity Fund		Zebra Global Equity Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$3,829	$1,109	$81	$190
Net realized gain from investments, futures contracts, and foreign currency transactions	3,210	712	617	1,727
Change in net unrealized appreciation or (depreciation) from investments, futures contracts, and foreign currency transactions	30,033	2,122	502	(441)

Net increase in net assets resulting from operations	37,072	3,943	1,200	1,476

Distributions to Shareholders:

Net investment income:
Institutional Class	(1,034)	(555)	(8)	(21)
Y Class	(1,468)	(156)	(2)	(6)
Investor Class	(278)	(111)	(13)	(32)
A Class	(366)	(103)	(40)	(137)
C Class	(299)	(24)	—	(3)
Net realized gain from investments:
Institutional Class	(276)	(10)	(175)	(52)
Y Class	(389)	(2)	(40)	(16)
Investor Class	(93)	(2)	(159)	(107)
A Class	(137)	(2)	(805)	(492)
C Class	(144)	—	(118)	(24)

Net distributions to shareholders	(4,484)	(965)	(1,360)	(890)

Capital Share Transactions:
Proceeds from sales of shares	191,341	95,667	3,248	665
Reinvestment of dividends and distributions	2,392	844	1,171	767
Cost of shares redeemed	(53,070)	(10,856)	(3,617)	(8,872)

Net increase (decrease) in net assets from capital share transactions	140,663	85,655	802	(7,440)

Net increase (decrease) in net assets	173,251	88,633	642	(6,854)

Net Assets:
Beginning of period	102,509	13,876	6,882	13,736

End of Period *	$275,760	$102,509	$7,524	$6,882

*Includes undistributed (or over distribution of) net investment income	$564	$171	$64	$55

See accompanying notes

35

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Zebra Small Cap Equity Fund		SiM High Yield Opportunities Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$102	$84	$33,318	$29,689
Net realized gain from investments, futures contracts, and foreign currency transactions	1,493	792	8,048	11,776
Change in net unrealized appreciation or (depreciation) from investments, futures contracts, and foreign currency transactions	360	845	18,878	(7,882)

Net increase in net assets resulting from operations	1,955	1,721	60,244	33,583

Distributions to Shareholders:
Net investment income:
Institutional Class	—	87	(3,357)	(3,986)
Y Class	—	(107)	(8,079)	(3,986)
Investor Class	—	(144)	(16,592)	(14,641)
A Class	—	(163)	(5,141)	(4,225)
C Class	—	(39)	(3,428)	(2,850)
Net realized gain from investments:
Institutional Class	(164)	(62)	(972)	(164)
Y Class	(294)	80	(2,323)	(127)
Investor Class	(633)	(107)	(5,955)	(667)
A Class	(295)	(124)	(1,827)	(178)
C Class	(104)	(33)	(1,418)	(131)

Net distributions to shareholders	(1,490)	(946)	(49,092)	(30,955)

Capital Share Transactions:
Proceeds from sales of shares	17,920	3,473	375,899	378,915
Redemption fees	—	—	52	217
Reinvestment of dividends and distributions	1,393	853	43,082	25,146
Cost of shares redeemed	(9,930)	(2,315)	(256,624)	(190,594)

Net increase in net assets from capital share transactions	9,383	2,011	162,409	213,684

Net increase in net assets	9,848	2,786	173,561	216,312

Net Assets:
Beginning of period	9,293	6,507	518,138	301,826

End of Period *	$19,141	$9,293	$691,699	$518,138

*Includes undistributed (or over distribution of) net investment income	$67	$9	$(1,578)	$1,034

See accompanying notes

36

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of thirty-one Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon The London Company Income Equity Fund, the American Beacon Zebra Global Equity Fund, the American Beacon Zebra Small Cap Equity Fund, and the American Beacon SiM High Yield Opportunities Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	Individual investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets. The Funds pay the unaffiliated investment advisors hired to direct investment activities of the Funds. Management fees paid by the Funds during the year ended August 31, 2014 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
The London Company Income Equity	0.39%	$738	$644	$94
Zebra Global Equity	0.38%	27	24	3
Zebra Small Cap Equity	0.58%	99	90	9
SiM High Yield Opportunities	0.46%	2,749	2,450	299

37

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Funds. Prior to July 1, 2014, the Manager received an annualized fee of 0.40% of the average daily net assets of the A and C Classes of the Funds. Beginning July 1, 2014, the Manager received an annualized fee of 0.30% of the average daily net assets of the A and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes and 1.00% of the average daily net assets of the C Classes of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended August 31, 2014, the Zebra Global Equity Fund borrowed on average $75,403 for 4 days at an average equity rate of 0.70% with interest charges of $6, and the SiM High Yield Opportunities Fund borrowed on average $2,213,105 for 3 days at an average rate of 0.70% with interest charges of $127.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. For the year ended August 31, 2014, the Manager waived or reimbursed expenses as follows:

38

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Fund	Class	Expense Cap		Reimbursed or (Recouped) Expenses	Expiration of Reimbursed Expenses
		9/1/13 - 6/30/14	7/1/14 - 8/31/14
The London Company Income Equity	Institutional	0.79%	0.79%	$13,005	2017
The London Company Income Equity	Y	0.89%	0.89%	4,686	2017
The London Company Income Equity	Investor	1.17%	1.17%	(4,986)	2017
The London Company Income Equity	A	1.29%	1.19%	2,884	2017
The London Company Income Equity	C	2.04%	1.94%	2,237	2017
Zebra Global Equity	Institutional	0.79%	0.79%	13,883	2017
Zebra Global Equity	Y	0.89%	0.89%	5,915	2017
Zebra Global Equity	Investor	1.17%	1.17%	16,040	2017
Zebra Global Equity	A	1.29%	1.19%	75,112	2017
Zebra Global Equity	C	2.04%	1.94%	13,075	2017
Zebra Small Cap Equity	Institutional	0.99%	0.99%	10,188	2017
Zebra Small Cap Equity	Y	1.09%	1.09%	28,814	2017
Zebra Small Cap Equity	Investor	1.37%	1.37%	25,651	2017
Zebra Small Cap Equity	A	1.49%	1.39%	22,987	2017
Zebra Small Cap Equity	C	2.24%	2.14%	7,282	2017
SiM High Yield Opportunities	Institutional	0.84%	0.84%	9,305	2017
SiM High Yield Opportunities	Y	0.94%	0.94%	806	2017
SiM High Yield Opportunities	A	1.34%	1.24%	9,506	2017
SiM High Yield Opportunities	C	2.09%	1.99%	4,879	2017

Of these amounts, $4,670, $14, and $6,910 were disclosed as a receivable from the Manager to The London Company Income Equity, Zebra Global Equity, and Zebra Small Cap Equity Funds, respectively and $14,443 was payable from the SiM High Yield Opportunities Fund to the Manager at August 31, 2014. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2017. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
The London Company Income Equity	$4,986	$112,618	2015
The London Company Income Equity	—	138,942	2016
Zebra Global Equity	—	166,541	2015
Zebra Global Equity	—	162,423	2016
Zebra Small Cap Equity	—	155,632	2015
Zebra Small Cap Equity	—	122,920	2016
SiM High Yield Opportunities	—	131,807	2015
SiM High Yield Opportunities	—	153,626	2016

The Manager recovered $4,986 from the Investor Class of The London Company Income Equity Fund during the year ended August 31, 2014 from reimbursed expenses that were set to expire August 31, 2015. The Manager intends to recover expenses throughout the coming fiscal year if the expense ratios remain under the previously agreed upon contractual limits. The other Funds have not recorded a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended August 31, 2014, Foreside collected $74,626, $358, $7,715, and $42,638 in sales commissions from the sale of A Class shares for The London Company Income Equity, Zebra Global Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the

39

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2014, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2014, CDSC fees of $8,851, $331, and $13,597 were collected for The London Company Income Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the

40

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Manager in accordance with procedures approved by the Board.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the

41

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the

42

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of August 31, 2014, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
The London Company Income Equity(1)
Preferred Stock	$5,261	$—	$—	$5,261
Common Stock	261,912	—	—	261,912
Short-Term Investments - Money Markets	9,731	—	—	9,731

Total Investments in Securities	$276,904	$—	$—	$276,904

Financial Derivative Instruments-Assets
Futures Contracts	$86	$—	$—	$86

Total Financial Derivative Instruments	$86	$—	$—	$86

	Level 1	Level 2	Level 3	Total
Zebra Global Equity(1)
Domestic Common Stock	$3,942	$—	$—	$3,942
Foreign Common Stock	3,172	—	—	3,172
Foreign Preferred Stock	55	—	—	55
Foreign Exchange-Traded Funds	1	—	—	1
Short-Term Investments - Money Markets	323	—	—	323

Total Investments in Securities	$7,493	$—	$—	$7,493

Financial Derivative Instruments-Assets
Futures Contracts	$8	$—	$—	$8

Total Financial Derivative Instruments	$8	$—	$—	$8

	Level 1	Level 2	Level 3	Total
Zebra Small Cap Equity(1)
Common Stock	$18,443	$—	$—	$18,443
Short-Term Investments - Money Markets	680	—	—	680

Total Investments in Securities	$19,123	$—	$—	$19,123

Financial Derivative Instruments-Assets
Futures Contracts	$10	$—	$—	$10

Total Financial Derivative Instruments	$10	$—	$—	$10

	Level 1	Level 2	Level 3	Total
SiM High Yield Opportunites(1)
Common Stock	$18,533	$—	$—	$18,533
Preferred Stock	15,830	—	—	15,830
Domestic Bank Loan Obligations	—	8,995	—	8,995
Domestic Convertible Obligations	—	11,854	—	11,854
Domestic Obligations	—	494,139	—	494,139
Foreign Convertible Obligations	—	6,033	1,661	7,694
Foreign Obligations	—	98,218	—	98,218
U.S. Agency Obligations	—	10,825	—	10,825
U.S. Treasury Obligations	—	1,455	—	1,455
Short-Term Investments - Money Markets	13,096	—	—	13,096

Total Investments in Securities	$47,459	$631,519	$1,661	$680,639

43

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

	Level 1	Level 2	Level 3	Total
Other Financial instruments - Assets
Credit Default Swap Agreements	$—	$1,119	$—	$1,119
Future Contracts	2,536	—	—	2,536

Total other Financial instruments - Assets	$2,536	$1,119	$—	$3,655

(1)	Refer to the Schedule of Investments for Industry Information.

During the year ended August 31, 2014, the SiM High Yield Opportunities Fund transferred Foreign Convertible Obligations with a value of $639 from Level 2 to Level 3 as of the end of period in accordance with fair value procedures established by the Board (in thousands). These transfers were the result of determinations made by the Valuation Committee as significant unobservable inputs were used to determine the value of the securities because of a halt in trading as a result of news from the company of a plan of restructuring.

The following is a reconciliation of Level 3 assets of the SiM High Yield Opportunities Fund, for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Foreign Convertible Obligations
Beginning Balance as of 8/31/2013	$—
Net Purchases	—
Net Sales	—
Accrued Discounts/(Premiums)	—
Realized Gain/(Loss)	—
Net Change in Unrealized Appreciation/(Depreciation)	1,022
Transfers into Level 3	639
Transfers out of Level 3	—

Ending Balance 8/31/2014	$1,661

Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 8/31/2014(2)	$1,022

The following is a summary of significant unobservable inputs used in the fair valuation of the asset categorized within Level 3 of the fair value hierarchy:

Security Type	Fair Value At 8/31/2014	Valuation Technique	Unobservable Inputs	Input Assumptions(3)	Fair Value at 8/31/2014 per share
Foreign Convertible Obligations	$1,661	Discounted Cash Flow Analysis	Cash Flows	125mm of a 20 year Super Senior Security with a 15% coupon	9.00 EUR/ $11.83
				400mm of a 10 year Senior Security with a 3% coupon
				300mm of a 15 year Junior Security with a 1% coupon
				300mm of a 20 year Subordinated Security zero coupon
			Discount Factor	Super Senior 8.00%
				Senior 10.00%
				Junior 12.00%
				Subordinated 15.00%
				Additional Timing Discount 25.00%

(2)	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statement of Operations.
(3)	The key assumptions used in the discounted cash flow analysis are the future expected payments to be received, timing of the expected cash flows, and the discount rates used to present value the expected cash flows. The valuation estimate will change if one of the key assumptions either increase or decrease, keeping all other assumptions constant. For example, if the expected cash flows increase/decrease, the valuation estimate will increase/decrease. If the discount rates used decrease / increase, the valuation estimate will increase /decrease.

44

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds, except for the SiM High Yield Opportunities Fund, have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Redemption Fees

The SiM High Yield Opportunities Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro rata based on their respective net assets.

45

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and other Investments

Global Depositary Receipts (“GDRs”) and American Depositary Receipts (“ADRs”)

GDRs are in bearer form and traded in both the U.S. and European securities Markets. ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Inflation-Indexed Bonds

The SiM High Yield Opportunities Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Pay-In-Kind Securities

The SiM High Yield Opportunities Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

46

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Reg S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended August 31, 2014 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

47

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Master Agreements

The SiM High Yield Opportunities Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Swap Agreements

The SiM High Yield Opportunities Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These

48

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

49

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of August 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the year ended August 31, 2014, the SiM High Yield Opportunities Fund entered into credit default swaps primarily for return enhancement, hedging, and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (000’s).

Credit Default Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2014
SiM High Yield Opportunities	$12,000

Over-the-Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation pursuant to procedures approved by the Board. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or the Manager using a series of techniques, including simulation pricing models. The pricing models are inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends, and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair valuation hierarchy.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are

50

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended August 31, 2014, the Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Funds’ futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Number of Futures Contracts Outstanding
Fund	Year ended August 31, 2014
The London Company Income Equity	68
Zebra Global Equity	5
Zebra Small Cap Equity	8
SiM High Yield Opportunities	614

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of August 31, 2014 (000’s):

Statements of Assets and Liabilities	Derivative	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity
Unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	$86	$8	$10

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended August 31, 2014 (000’s):

Statements of Operations
Net realized gain or (loss) from futures contracts	Equity Contracts	$1,128	$60	$36
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	179	18	18

(1)	See Note 3 in the Notes to Financial Statements for additional information.

SiM High Yield Opportunities

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure(1):

Fair values of financial derivative instruments on the Statements of Assets and Liabilities as of August 31, 2014 (000’s):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Assets:
Unrealized appreciation of futures contracts	$—	$2,536	$—	$—	$2,536
Unrealized appreciation of swap agreements	1,937	—	—	—	1,937

Total Assets	$1,937	$2,536	$—	$—	$4,473

51

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

The effect of financial derivative instruments on the Statement of Operations for the year ended August 31, 2014 (000’s):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Equity contracts	Total
Realized gain or (loss) from derivatives recognized as a result from operations:
Net realized gain or (loss) from futures contracts	$—	$(2,008)	$—	$(2,008)
Net realized gain or (loss) from swap agreements	—	—	—	—

Total Realized losses on derivatives	$—	$(2,008)	$—	$(2,008)

Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation of futures contracts	$—	$1,668	$—	$1,668
Change in net unrealized appreciation of swap agreements	630	—	—	630

Total Net change in unrealized appreciation	$630	$1,668	$—	$2,298

(1)	See Note 3 in the Notes to Financial Statements for additional information.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of

52

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The SiM High Yield Opportunities Fund will be exposed to credit risk with respect to issuers of portfolio securities. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of issuers. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the SiM High Yield Opportunities Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The SiM High Yield Opportunities Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA

53

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the SiM High Yield Opportunities Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of August 31, 2014 (in thousands).

The London Company Income Equity

Offsetting of Financial Assets and Derivative Assets as of August 31, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$18	$—	$18

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2014:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$18	$—	$—	$18

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

54

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Zebra Global Equity

Offsetting of Financial Assets and Derivative Assets as of August 31, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$—	$—	$—

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2014:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$—	$—	$—	$—

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

Zebra Small Cap Equity

Offsetting of Financial Assets and Derivative Assets as of August 31, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts (1)	$(3)	$—	$(3)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2014

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$(3)	$—	$—	$(3)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

SiM High Yield Opportunities

Offsetting of Financial Assets and Derivative Assets as of August 31, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Credit Default Swaps	$1,937	$—	$1,937
Futures Contracts (1)	2,536	—	2,536

	$4,473	$—	$4,473

Offsetting of Financial Liabilities and Derivative Liabilities as of August 31, 2014:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts(1)	$786	$—	$786

	$786	$—	$786

55

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2014:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received[1]	Net Amount
Archer Financial Services, Inc.	$1,937	$—	$1,937	$—

	$1,937	$—	$1,937	$—

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2012, 2013 and 2014 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognized interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	The London Company Income Equity		Zebra Global Equity
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary income*
Institutional Class	$1,201	$558	$91	$22
Y Class	1,703	157	21	6
Investor Class	333	111	88	33
A Class	450	105	419	143
C Class	386	23	56	4
Long-term Capital Gains
Institutional Class 109	109	7	93	51
Y Class	154	1	21	15
Investor Class	37	2	84	106
A Class	54	1	425	486
C Class	57	—	62	24

Total distributions paid	$4,484	$965	$1,360	$890

56

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

	Zebra Small Cap Equity		SiM High Yield Opportunities
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
Distributions paid from:
Ordinary income*
Institutional Class	$97	$123	$3,754	$3,987
Y Class	175	153	9,029	3,985
Investor Class	375	205	19,007	14,641
A Class	175	234	5,884	4,225
C Class	62	58	4,004	2,850
Long-term Capital Gains
Institutional Class	67	26	574	164
Y Class	120	34	1,373	127
Investor Class	257	46	3,540	667
A Class	120	53	1,085	178
C Class	42	14	842	131

Total distributions paid	$1,490	$946	$49,092	$30,955

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2014, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity	SiM High Yield Opportunities
Cost basis of investments for federal income tax purposes	$244,585	$6,731	$17,780	$658,323

Unrealized appreciation	32,540	853	1,978	29,354
Unrealized depreciation	(221)	(91)	(636)	(17,102)

Net unrealized appreciation or (depreciation)	32,319	762	1,342	12,252

Undistributed ordinary income	1,224	328	86	2,969
Undistributed long-term gain or (loss)	2,248	291	208	6,478
Other temporary differences	—	—	—	(1,985)

Distributable earnings or (deficits)	$35,791	$1,381	$1,636	$19,715

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments and the reclassification of income from real estate investment securities, royalty trusts, and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, paydown reclasses, reclassifications of income from real estate investment securities, publicly traded partnerships, and royalty trusts, and dividend reclasses that have been reclassified as of August 31, 2014 (in thousands):

	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity	SiM High Yield Opportunities
Paid-in-capital	$—	$(37)	$9	$(35)
Undistributed net investment income	9	(9)	(44)	667
Accumulated net realized gain (loss)	(9)	46	35	(632)
Unrealized appreciation or (depreciation) of investments, foreign currency contracts, futures contracts, and swap agreements	—	—	—	—

57

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2014, the Funds did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended August 31, 2014 were (in thousands):

	Purchases	Sales
The London Company Income Equity	$157,792	$17,372
Zebra Global Equity	4,214	4,657
Zebra Small Cap Equity	19,834	12,064
SiM High Yield Opportunities (non U.S. Government securities)	364,627	218,944
SiM High Yield Opportunities (U.S. Government securities)	100	—

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the year ended August 31, 2014

	Institutional Class		Y Class		Investor Class
The London Company Income Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,861	$23,942	7,625	$98,479	968	$12,613
Reinvestment of dividends	95	1,226	36	467	27	348
Shares redeemed	(1,621)	(20,277)	(1,384)	(18,019)	(571)	(7,735)

Net increase in shares outstanding	335	$4,891	6,277	$80,927	424	$5,226

	A Class		C Class
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,610	$20,758	2,786	$35,549
Reinvestment of dividends	18	233	9	118
Shares redeemed	(408)	(5,305)	(134)	(1,734)

Net increase in shares outstanding	1,220	$15,686	2,661	$33,933

	Institutional Class		Y Class		Investor Class
Zebra Global Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	22	$308	64	$802	44	$552
Reinvestment of dividends	15	170	4	42	15	171
Shares redeemed	(31)	(381)	(39)	(482)	(96)	(1,275)

Net increase (decrease) in shares outstanding	6	$97	29	$362	(37)	$(552)

	A Class		C Class
Zebra Global Equity Fund	Shares	Amount	Shares	Amount
Shares sold	71	$905	53	$681
Reinvestment of dividends	57	673	10	115
Shares redeemed	(110)	(1,455)	(2)	(24)

Net increase in shares outstanding	18	$123	61	$772

58

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

	Institutional Class		Y Class		Investor Class
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	65	$911	548	$7,861	283	$4,077
Reinvestment of dividends	12	163	20	286	44	631
Shares redeemed	(76)	(1,077)	(127)	(1,811)	(359)	(5,080)

Net increase (decrease) in shares outstanding	1	$(3)	441	$6,336	(32)	$(372)

	A Class		C Class
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	280	$4,011	75	$1,060
Reinvestment of dividends	16	230	6	83
Shares redeemed	(108)	(1,559)	(28)	(403)

Net increase in shares outstanding	188	$2,682	53	$740

	Institutional Class		Y Class		Investor Class
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,682	$48,431	17,585	$181,305	9,097	$93,455
Redemption Fees	—	5	—	12	—	22
Reinvestment of dividends	389	3,989	801	8,201	2,181	22,257
Shares redeemed	(2,268)	(23,347)	(3,126)	(32,139)	(16,463)	(169,250)

Net increase (decrease) in shares outstanding	2,803	$29,078	15,260	$157,379	(5,185)	$(53,516)

	A Class		C Class
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	3,017	$31,114	2,087	$21,594
Redemption Fees	—	7	—	6
Reinvestment of dividends	475	4,861	367	3,774
Shares redeemed	(2,012)	(20,738)	(1,079)	(11,150)

Net increase in shares outstanding	1,480	$15,244	1,375	$14,224

For the Year ended August 31, 2013

	Institutional Class		Y Class		Investor Class
The London Company Income Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,182	$36,734	2,605	$30,619	755	$8,467
Reinvestment of dividends	44	502	11	130	9	100
Shares redeemed	(419)	(4,972)	(216)	(2,589)	(210)	(2,311)

Net increase in shares outstanding	2,807	$32,264	2,400	$28,160	554	$6,256

	A Class		C Class
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,045	$12,022	663	$7,825
Reinvestment of dividends	8	93	2	19
Shares redeemed	(80)	(939)	(4)	(45)

Net increase in shares outstanding	973	$11,176	661	$7,799

	Institutional Class		Y Class		Investor Class
Zebra Global Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4	$50	3	$44	22	$285
Reinvestment of dividends	6	73	2	21	12	137
Shares redeemed	(32)	(416)	(12)	(153)	(103)	(1,308)

Net (decrease) in shares outstanding	(22)	$(293)	(7)	$(88)	(69)	$(886)

59

American Beacon FundsSM

Notes to Financial Statements

August 31, 2014

	Retirement Class		A Class		C Class
Zebra Global Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	22	$285	—	$1
Reinvestment of dividends	—	—	42	511	2	25
Shares redeemed	—	(1)	(525)	(6,763)	(18)	(231)

Net (decrease) in shares outstanding	—	$(1)	(461)	$(5,967)	(16)	$(205)

	Institutional Class		Y Class		Investor Class
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39	$485	45	$598	138	$1,820
Reinvestment of dividends	13	149	17	186	21	239
Shares redeemed	(15)	(189)	(33)	(409)	(53)	(649)

Net increase in shares outstanding	37	$445	29	$375	106	$1,410

	Retirement Class		A Class		C Class
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	32	$422	11	$148
Reinvestment of dividends	—	—	18	209	6	70
Shares redeemed	—	(1)	(78)	(978)	(7)	(89)

Net increase (decrease) in shares outstanding	—	$(1)	(28)	$(347)	10	$129

	Institutional Class		Y Class		Investor Class
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,760	$28,607	8,733	$90,816	16,917	$173,890
Redemption Fees	—	26	—	29	—	106
Reinvestment of dividends	375	3,879	313	3,236	1,318	13,575
Shares redeemed	(4,978)	(51,725)	(2,334)	(24,189)	(8,911)	(91,841)

Net increase (decrease) in shares outstanding	(1,843)	$(19,215)	6,712	$69,892	9,324	$95,730

	A Class		C Class
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	4,523	$46,825	3,741	$38,777
Redemption Fees	—	32	—	24
Reinvestment of dividends	250	2,582	181	1,874
Shares redeemed	(1,585)	(16,414)	(620)	(6,425)

Net increase in shares outstanding	3,188	$33,025	3,302	$34,250

60

American Beacon The London Company Income Equity Fund SM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended		May 29 To
	August 31,		Aug. 31,
	2014	2013	2012
Net asset value, beginning of period	$11.80	$10.49	$10.00

Income from investment operations:
Net investment income	0.30	0.31	0.06
Net gains (losses) on investments (both realized and unrealized)	2.39	1.30	0.47

Total income (loss) from investment operations	2.69	1.61	0.53

Less distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.04)
Distributions from net realized gains	(0.09)	(0.01)	—

Total distributions	(0.37)	(0.30)	(0.04)

Net asset value, end of period	$14.12	$11.80	$10.49

Total return A	23.13%	15.55%	5.31	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$58,277	$44,731	$10,331
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.82%	1.13%	7.28	%C
Expenses, net of reimbursements or recoupments	0.79%	0.79%	0.79	%C
Net investment income (loss), before expense reimbursements or recoupments	2.31%	2.32%	(3.99	)%C
Net investment income, net of reimbursements or recoupments	2.33%	2.66%	2.50	%C
Portfolio turnover rate	10%	15%	6	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from May 29 through August 31, 2012, and is not annualized.

61

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class				Investor Class				A Class				C Class
		May 29				May 29				May 29				May 29
Year Ended		To		Year Ended		To		Year Ended		To		Year Ended		To
August 31,		Aug. 31,		August 31,		Aug. 31,		August 31,		Aug. 31,		August 31,		Aug. 31,
2014	2013	2012		2014	2013	2012		2014	2013	2012		2014	2013	2012
$11.75	$10.49	$10.00		$11.76	$10.48	$10.00		$11.70	$10.47	$10.00		$11.66	$10.46	$10.00

0.28	0.33	0.05		0.26	0.27	0.05		0.24	0.31	0.05		0.15	0.24	0.04
2.39	1.26	0.48		2.39	1.29	0.47		2.37	1.23	0.46		2.35	1.21	0.46

2.67	1.59	0.53		2.65	1.56	0.52		2.61	1.54	0.51		2.50	1.45	0.50

(0.27)	(0.32)	(0.04)		(0.24)	(0.27)	(0.04)		(0.22)	(0.30)	(0.04)		(0.14)	(0.24)	(0.04)
(0.09)	(0.01)	—		(0.09)	(0.01)	—		(0.09)	(0.01)	—		(0.09)	(0.01)	—

(0.36)	(0.33)	(0.04)		(0.33)	(0.28)	(0.04)		(0.31)	(0.31)	(0.04)		(0.23)	(0.25)	(0.04)

$14.06	$11.75	$10.49		$14.08	$11.76	$10.48		$14.00	$11.70	$10.47		$13.93	$11.66	$10.46

23.05%	15.45%	5.31	%B	22.83%	15.14%	5.21	%B	22.58%	14.99%	5.11	%B	21.69%	14.05%	5.01	%B

$122,715	$28,814	$551		$16,550	$8,840	$2,073		$31,579	$12,109	$647		$46,639	$8,015	$274

0.89%	1.09%	10.59	%C	1.06%	1.54%	10.14	%C	1.28%	1.59%	11.94	%C	2.02%	2.26%	13.83	%C
0.89%	0.89%	0.89	%C	1.10%	1.17%	1.17	%C	1.27%	1.29%	1.29	%C	2.01%	2.04%	2.04	%C
2.24%	2.22%	(7.30	)%C	2.06%	1.86%	(6.99	)%C	1.85%	1.93%	(8.87	)%C	1.11%	1.09%	(10.65	)%C
2.25%	2.42%	2.40	%C	2.02%	2.23%	1.99	%C	1.86%	2.23%	1.78	%C	1.12%	1.31%	1.14	%C
10%	15%	6	%D	10%	15%	6	%D	10%	15%	6	%D	10%	15%	6	%D

62

American Beacon Zebra Global Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
					June 1
					to
	Year Ended August 31,				Aug. 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.33	$12.57	$11.46	$10.10	$10.00

Income from investment operations:
Net investment income (loss)	0.14	0.46	0.39	0.23	0.05
Net gains from investments (both realized and unrealized)	2.15	1.51	0.84	1.41	0.05

Total income from investment operations	2.29	1.97	1.23	1.64	0.10

Less distributions:
Dividends from net investment income	(0.13)	(0.35)	(0.12)	(0.17)	—
Distributions from net realized gains	(2.78)	(0.86)	—	(0.11)	—
Return of capital	—	—	—	—	—

Total distributions	(2.91)	(1.21)	(0.12)	(0.28)	—

Net asset value, end of period	$12.71	$13.33	$12.57	$11.46	$10.10

Total return A	19.17%	16.75%	10.85%	16.19%	1.00	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$706	$656	$899	$1,776	$1,005
Ratios to average net assets:
Expenses, before reimbursements	2.55%	2.56%	1.84%	2.38%	6.33	%C
Expenses, net of reimbursements	0.79%	0.79%	0.79%	0.77%	0.79	%C
Net investment income (loss), before reimbursements	(0.25)%	0.59%	0.62%	(0.16)%	(3.63	)%C
Net investment income, net of reimbursements	1.51%	2.37%	1.67%	1.45%	1.91	%C
Portfolio turnover rate	63%	164%	66%	24%	0	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from June 1 through August 31, 2010, and is not annualized.
E	Based on average shares outstanding.

63

American Beacon Zebra Global Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class
				June 1 to						June 1 to
Year Ended August 31,				Aug. 31,		Year Ended August 31,				Aug. 31,
2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
$13.45	$12.68	$11.58	$10.10	$10.00		$13.46	$12.64	$11.53	$10.08	$10.00

(0.04)	0.44	0.38	0.13	0.02	E	0.34	0.35	0.18	0.09	0.03	E
2.34	1.54	0.84	1.51	0.08		1.92	1.59	1.02	1.51	0.05

2.30	1.98	1.22	1.64	0.10		2.26	1.94	1.20	1.60	0.08

(0.17)	(0.35)	(0.12)	(0.05)	—		(0.23)	(0.26)	(0.09)	(0.04)	—
(2.78)	(0.86)	—	(0.11)	—		(2.78)	(0.86)	—	(0.11)	—
—	—	—	—	—		—	—	—	—	—

(2.95)	(1.21)	(0.12)	(0.16)	—		(3.01)	(1.12)	(0.09)	(0.15)	—

$12.80	$13.45	$12.68	$11.58	$10.10		$12.71	$13.46	$12.64	$11.53	$10.08

19.08%	16.60%	10.68%	16.18%	1.00	%B	18.80%	16.24%	10.47%	15.86%	0.80	%B

$575	$210	$285	$768	$84		$818	$1,365	$2,159	$4,160	$114

2.50%	2.58%	1.91%	2.57%	6.00	%C	2.87%	2.90%	2.25%	2.45%	6.12	%C
0.89%	0.89%	0.89%	0.86%	0.89	%C	1.17%	1.17%	1.17%	1.14%	0.93	%C
(0.05)%	0.60%	0.53%	(0.42)%	(3.24	)%C	(0.48)%	0.28%	0.17%	(0.23)%	(3.86	)%C
1.55%	2.29%	1.54%	1.29%	1.87	%C	1.22%	2.01%	1.26%	1.08%	1.33	%C
63%	164%	66%	24%	0	%D	63%	164%	66%	24%	0	%D

64

American Beacon Zebra Global Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class						C Class
					June 1
					to
	Year Ended August 31,				Aug. 31,		Year Ended August 31,
	2014	2013	2012	2011	2010		2014	2013	2012	2011
Net asset value, beginning of period	$13.47	$12.65	$11.54	$10.08	$10.00		$13.36	$12.52	$11.46	$10.32

Income from investment operations:
Net investment income (loss)	0.15	0.37	0.14	0.03	0.03		(0.03)	0.18	0.06	0.02
Net gains from investments (both realized and unrealized)	2.11	1.55	1.04	1.56	0.05		2.17	1.63	1.03	1.25

Total income from investment operations	2.26	1.92	1.18	1.59	0.08		2.14	1.81	1.09	1.27

Less distributions:
Dividends from net investment income	(0.14)	(0.24)	(0.07)	(0.02)	—		(0.01)	(0.11)	(0.03)	(0.02)
Distributions from net realized gains	(2.78)	(0.86)	—	(0.11)	—		(2.78)	(0.86)	—	(0.11)
Return of capital	—	—	—	—	—		—	—	—	—

Total distributions	(2.92)	(1.10)	(0.07)	(0.13)	—		(2.79)	(0.97)	(0.03)	(0.13)

Net asset value, end of period	$12.81	$13.47	$12.65	$11.54	$10.08		$12.71	$13.36	$12.52	$11.46

Total return B	18.71%	16.08%	10.33%	15.74%	0.80	%B	17.76%	15.24%	9.50%	12.24%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,410	$4,390	$9,945	$7,369	$1		$1,015	$261	$447	$437
Ratios to average net assets:
Expenses, before reimbursements	3.02%	2.93%	2.40%	2.26%	7.17	%C	3.71%	3.74%	3.18%	3.92%
Expenses, net of reimbursements	1.27%	1.29%	1.29%	1.25%	1.32	%C	2.02%	2.04%	2.04%	1.96%
Net investment income (loss), before reimbursements	(0.63)%	0.28%	0.13%	(0.11)%	(4.53	)%C	(1.22)%	(0.55)%	(0.67)%	(1.76)%
Net investment income, net of reimbursements	1.12%	1.93%	1.24%	0.90%	1.33	%C	0.47%	1.16%	0.47%	0.21%
Portfolio turnover rate	63%	164%	66%	24%	0	%D	63%	164%	66%	24%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from June 1 through August 31, 2010, and is not annualized.
E	Based on average shares outstanding.

65

This page intentionally left blank.

66

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
					June 1 to
	Year Ended August 31,				Aug. 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.66	$12.40	$11.30	$9.63	$10.00

Income from investment operations:
Net investment income (loss)	0.14	0.46	0.27	0.17	0.03

Net gains (losses) from investments (both realized and unrealized)	2.12	2.79	1.15	1.66	(0.40)

Total income (loss) from investment operations	2.26	3.25	1.42	1.83	(0.37)

Less distributions:
Dividends from net investment income	—	(1.17)	(0.10)	(0.11)	—
Distributions from net realized gains	(1.56)	(0.82)	(0.22)	(0.05)	—
Return of capital	—	—	—	—	—

Total distributions	(1.56)	(1.99)	(0.32)	(0.16)	—

Net asset value, end of period	$14.36	$13.66	$12.40	$11.30	$9.63

Total return A	16.67%	29.81%	12.78%	18.93%	(3.70	)%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,606	$1,522	$923	$1,325	$959
Ratios to average net assets:
Expenses, before reimbursements	1.64%	2.77%	3.18%	3.24%	18.32	%C
Expenses, net of reimbursements	0.99%	0.99%	0.99%	0.99%	0.99	%C
Net investment income (loss), before reimbursements	0.33%	(0.28)%	(0.71)%	(1.16)%	(16.04	)%C
Net investment income (loss), net of reimbursements	0.99%	1.50%	1.48%	1.09%	1.28	%C
Portfolio turnover rate	76%	89%	103%	66%	1	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from June 1 through August 31, 2010, and is not annualized.
E	Based on average shares outstanding.

67

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class
				June 1 to						June 1 to
Year Ended August 31,				Aug. 31,		Year Ended August 31,				Aug. 31,
2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
$13.79	$12.46	$11.36	$9.62	$10.00		$13.73	$12.44	$11.31	$9.62	$10.00

0.56	0.37	0.06	0.15	0.03		0.10	0.53	0.17	0.06	0.01	E
1.71	2.89	1.37	1.66	(0.41)		2.12	2.68	1.22	1.71	(0.39)

2.27	3.26	1.43	1.81	(0.38)		2.22	3.21	1.39	1.77	(0.38)

—	(1.11)	(0.11)	(0.02)	—		—	(1.10)	(0.04)	(0.03)	—
(1.56)	(0.82)	(0.22)	(0.05)	—		(1.56)	(0.82)	(0.22)	(0.05)	—
—	—	—	—	—		—	—	—	—	—

(1.56)	(1.93)	(0.33)	(0.07)	—		(1.56)	(1.92)	(0.26)	(0.08)	—

$14.50	$13.79	$12.46	$11.36	$9.62		$14.39	$13.73	$12.44	$11.31	$9.62

16.59%	29.65%	12.78%	18.81%	(3.80	)%B	16.27%	29.30%	12.45%	18.34%	(3.80	)%B

$8,168	$1,693	$1,174	$255	$1		$3,004	$3,302	$1,670	$2,207	$24

1.65%	2.79%	3.39%	3.08%	183.72	%C	1.86%	3.07%	3.60%	3.18%	55.64	%C
1.09%	1.09%	1.09%	1.09%	1.09	%C	1.37%	1.37%	1.37%	1.36%	1.36	%C
0.19%	(0.23)%	(0.81)%	(1.25)%	(181.45	)%C	0.15%	(0.60)%	(1.14)%	(1.21)%	(53.84	)%C
0.75%	1.47%	1.49%	0.75%	1.18	%C	0.64%	1.11%	1.08%	0.61%	0.43	%C
76%	89%	103%	66%	1	%D	76%	89%	103%	66%	1	%D

68

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class						C Class
					June 1
	Year Ended August 31,				to		Year Ended August 31,
					Aug. 31,
	2014	2013	2012	2011	2010		2014	2013	2012	2011
Net asset value, beginning of period	$13.75	$12.46	$11.32	$9.61	$10.00		$13.57	$12.28	$11.24	$9.94

Income from investment operations:
Net investment income (loss)	0.48	0.18	0.13	0.02	0.02		0.33	0.24	0.03	(0.02)
Net gains (losses) from investments (both realized and unrealized)	1.73	3.02	1.24	1.76	(0.41)		1.74	2.84	1.23	1.38

Total income (loss) from investment operations	2.21	3.20	1.37	1.78	(0.39)		2.07	3.08	1.26	1.36

Less distributions:
Dividends from net investment income	—	(1.09)	(0.01)	(0.02)	—		—	(0.97)	—	(0.01)
Distributions from net realized gains	(1.56)	(0.82)	(0.22)	(0.05)	—		(1.56)	(0.82)	(0.22)	(0.05)
Return of capital	—	—	—	—	—		—	—	—	—

Total distributions	(1.56)	(1.91)	(0.23)	(0.07)	—		(1.56)	(1.79)	(0.22)	(0.06)

Net asset value, end of period	$14.40	$13.75	$12.46	$11.32	$9.61		$14.08	$13.57	$12.28	$11.24

Total return B	16.17%	29.07%	12.28%	18.48%	(3.90	)%B	15.29%	28.20%	11.35%	13.64%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,894	$2,081	$2,232	$2,451	$1		$1,469	$695	$507	$410
Ratios to average net assets:
Expenses, before reimbursements	2.05%	3.22%	3.71%	3.20%	186.19	%C	2.81%	3.95%	4.48%	4.35%
Expenses, net of reimbursements	1.47%	1.49%	1.49%	1.47%	1.49	%C	2.22%	2.24%	2.24%	2.22%
Net investment income (loss), before reimbursements	(0.14)%	(0.62)%	(1.26)%	(1.29)%	(183.90	)%C	(0.89)%	(1.38)%	(2.02)%	(2.44)%
Net investment income (loss), net of reimbursements	0.45%	1.11%	0.97%	0.43%	0.80	%C	(0.30)%	0.33%	0.23%	(0.31)%
Portfolio turnover rate	76%	89%	103%	66%	1	%D	76%	89%	103%	66%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from June 1 through August 31, 2010, and is not annualized.
E	Based on average shares outstanding.

69

This page intentionally left blank.

70

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
				Feb. 14					Feb. 14
	Year Ended August 31,			to		Year Ended August 31,			to
				Aug. 31,					Aug. 31,
	2014	2013	2012	2011		2014	2013	2012	2011
Net asset value, beginning of period	$10.16	$9.93	$9.42	$10.00		$10.14	$9.92	$9.41	$10.00

Income from investment operations:
Net investment income	0.64	0.75	0.77	0.37		0.64	0.73	0.76	0.36
Net gains (losses) from investments (both realized and unrealized)	0.47	0.26	0.51	(0.58)		0.46	0.25	0.51	(0.59)

Total income (loss) from investment operations	1.11	1.01	1.28	(0.21)		1.10	0.98	1.27	(0.23)

Less distributions:
Dividends from net investment income	(0.69)	(0.75)	(0.77)	(0.37)		(0.67)	(0.73)	(0.76)	(0.36)
Distributions from net realized gains	(0.23)	(0.03)	—	—		(0.23)	(0.03)	—	—

Total distributions	(0.92)	(0.78)	(0.77)	(0.37)		(0.90)	(0.76)	(0.76)	(0.36)

Redemption fees added to beneficial interests A	—	—	—	—		—	—	—	—

Net asset value, end of period	$10.35	$10.16	$9.93	$9.42		$10.34	$10.14	$9.92	$9.41

Total return B	11.34%	10.29%	14.19%	(2.24	)%C	11.33%	10.08%	14.09%	(2.44	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$75,389	$45,471	$62,790	$9,839		$247,179	$87,639	$19,129	$378
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.86%	0.93%	1.06%	2.62	%D	0.94%	0.99%	1.09%	5.04	%D
Expenses, net of reimbursements or recoupments	0.84%	0.84%	0.84%	0.82	%D	0.94%	0.93%	0.94%	0.92	%D
Net investment income, before reimbursements or recoupments	5.88%	7.11%	7.90%	5.03	%D	5.77%	6.77%	7.92%	2.87	%D
Net investment income, net of reimbursements or recoupments	5.90%	7.20%	8.12%	6.83	%D	5.77%	6.82%	8.07%	6.99	%D
Portfolio turnover rate	38%	65%	43%	20	%E	38%	65%	43%	20	%E

A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011, and is not annualized.

71

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class					C Class
			Feb. 14					Feb. 14					Feb. 14
Year Ended August 31,			to		Year Ended August 31,			to		Year Ended August 31,			to
			Aug. 31,					Aug. 31,					Aug. 31,
2014	2013	2012	2011		2014	2013	2012	2011		2014	2013	2012	2011
$10.12	$9.90	$9.38	$10.00		$10.15	$9.92	$9.41	$10.00		$10.16	$9.94	$9.42	$10.00

0.56	0.71	0.73	0.35		0.57	0.69	0.72	0.34		0.49	0.62	0.65	0.30
0.52	0.25	0.52	(0.62)		0.49	0.26	0.51	(0.59)		0.50	0.25	0.52	(0.58)

1.08	0.96	1.25	(0.27)		1.06	0.95	1.23	(0.25)		0.99	0.87	1.17	(0.28)

(0.65)	(0.71)	(0.73)	(0.35)		(0.62)	(0.69)	(0.72)	(0.34)		(0.52)	(0.62)	(0.65)	(0.30)
(0.23)	(0.03)	—	—		(0.23)	(0.03)	—	—		(0.23)	(0.03)	—	—

(0.88)	(0.74)	(0.73)	(0.35)		(0.85)	(0.72)	(0.72)	(0.34)		(0.75)	(0.65)	(0.65)	(0.30)

—	—	—	—		—	—	—	—		—	—	—	—

$10.32	$10.12	$9.90	$9.38		$10.36	$10.15	$9.92	$9.41		$10.40	$10.16	$9.94	$9.42

11.08%	9.84%	13.92%	(2.85	)%C	10.87%	9.74%	13.63%	(2.61	)%C	10.12%	8.81%	12.90%	(2.88	)%C

$199,534	$248,052	$150,396	$4,894		$93,061	$76,146	$42,832	$4,932		$76,536	$60,830	$26,679	$1,239

1.11%	1.15%	1.23%	2.78	%D	1.33%	1.41%	1.53%	2.92	%D	2.08%	2.15%	2.26%	4.03	%D
1.11%	1.17%	1.19%	1.19	%D	1.32%	1.35%	1.34%	1.31	%D	2.07%	2.09%	2.09%	2.07	%D
5.68%	6.81%	7.74%	5.14	%D	5.44%	6.53%	7.44%	4.98	%D	4.68%	5.76%	6.70%	3.98	%D
5.68%	6.79%	7.78%	6.73	%D	5.45%	6.60%	7.62%	6.60	%D	4.69%	5.82%	6.87%	5.94	%D
38%	65%	43%	20	%E	38%	65%	43%	20	%E	38%	65%	43%	20	%E

72

American Beacon FundsSM

Privacy Policy and Federal Tax Information

August 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2014. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

The London Company Income Equity	83.94%
Zebra Global Equity	51.23%
Zebra Small Cap Equity	72.57%
SiM High Yield Opportunities	3.99%

Qualified Dividend Income:

The London Company Income Equity	100.00%
Zebra Global Equity	100.00%
Zebra Small Cap Equity	100.00%
SiM High Yield Opportunities	2.78%

Long-Term Capital Gain Distributions:

The London Company Income Equity	$411,338
Zebra Global Equity	685,769
Zebra Small Cap Equity	606,276
SiM High Yield Opportunities	7,617,620

Short-Term Capital Gain Distributions:

The London Company Income Equity	$628,140
Zebra Global Equity	611,243
Zebra Small Cap Equity	883,594
SiM High Yield Opportunities	5,872,346

Shareholders will receive notification in January 2015 of the applicable tax information necessary to prepare their 2014 income tax returns.

73

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5 meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”); and (2) the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) among the Manager, each subadvisor and, as applicable, the Beacon Trust, other than the Investment Advisory Agreements with subadvisors with respect to which the Board approved a new Investment Advisory Agreement within the past year (each a “subadvisor”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•	for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Funds’ securities lending program; and

•	information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. For the American Beacon Holland Large Cap Growth Fund, the comparison was made using the Investor Class of shares due to the short period of time that its Institutional Class of shares has been in existence. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of

74

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of

75

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For all Funds, other than for the American Beacon Money Market Select Fund and American Beacon U.S. Government Money Market Select Fund for which information was not available, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon The London Company Income Equity Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with The London Company of Virginia, LLC (“London Company”) for the American Beacon The London Company Income Equity Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

76

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Compared to Lipper Expense Universe	2nd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking - Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (one-year period ended March 31, 2014)

Compared to Lipper Performance Universe	4th Quintile
Compared to Lipper Performance Group	5th Quintile

(1) Information provided by London Company that, for fee rate comparison purposes, it does not manage other accounts in the same strategy as the subadvisor manages the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon The London Company Income Equity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon The London Company Income Equity Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Global Equity Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Zebra Capital Management, LLC (“Zebra”) for the American Beacon Zebra Global Equity Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking - Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (three-year period ended March 31, 2014)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	Not Available

(1) The Manager’s explanation that Zebra utilizes a unique, proprietary investment process only available in global equities through the Fund; (2) representations by Zebra that it does not manage accounts with comparable objectives and policies to the Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Zebra Global Equity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Zebra Global Equity Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Small Cap Equity Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Zebra for the American Beacon Zebra Small Cap Equity Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	2nd Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking - Institutional Class	Below Average Expense Ratio

Lipper Fund Performance Analysis (three-year period ended March 31, 2014)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	Not Available

(1) The Manager’s explanation that Zebra utilizes a unique, proprietary investment process only available in small cap equities through the Fund; (2) representations by Zebra that it does not manage accounts with comparable objectives and policies to the Fund; (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Zebra Small Cap Equity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreement with respect to the American Beacon Zebra Small Cap Equity Fund.

77

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon SiM High Yield Opportunities Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Strategic Income Management, LLC (“SiM”) for the American Beacon SiM High Yield Opportunities Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	4th Quintile
Morningstar Fee Level Ranking - Institutional Class	Above Average Expense Ratio

Lipper Fund Performance Analysis(three-year period ended March 31, 2014)

Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

(1) Information provided by SiM regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon SiM High Yield Opportunities Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon SiM High Yield Opportunities Fund.

78

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees thirty-two funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (56)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

Term
NON-INTERESTED TRUSTEES	Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (71)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

79

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year
Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-2012), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (55)	VP, Secretary and Chief Legal Officer since 2006	General Counsel, Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (54)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt Crumpler (48)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (43)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (53)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (39)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (51)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (42)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

80

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and InvestorClasses Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling

1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund are service marks of American Beacon Advisors, Inc.

AR 8/14

ITEM 2.	CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code November 12, 2013 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Cline is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$209,783	8/31/2013
$384,699	10/31/2013
$168,847	12/31/2013
$105,556	1/31/2014
$403,681	8/31/2014
$396,969	10/31/2014
$236,768	12/31/2014
$197,167	1/31/2015

(b)

Audit-Related Fees	Fiscal Year Ended
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013
$0	1/31/2014
$0	8/31/2014
$0	10/31/2014
$0	12/31/2014
$0	1/31/2015

(c)

Tax Fees	Fiscal Year Ended
$36,250	8/31/2013
$70,713	10/31/2013
$20,000	12/31/2013
$10,500	1/31/2014
$36,250	8/31/2014
$63,017	10/31/2014
$44,750	12/31/2014
$42,330	1/31/2015

(d)

All Other Fees	Fiscal Year Ended
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013
$0	1/31/2014
$0	8/31/2014
$0	10/31/2014
$0	12/31/2014
$0	1/31/2015

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$36,250	$0	N/A	8/31/2013
$70,713	$0	N/A	10/31/2013
$20,000	$0	N/A	12/31/2013
$10,500	$0	N/A	1/31/2014
$36,250	$0	N/A	8/31/2014
$63,017	$0	N/A	10/31/2014
$44,750	$0	N/A	12/31/2014
$42,330	$0	N/A	1/31/2015

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President
American Beacon Funds

Date: November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President
American Beacon Funds

Date: November 25, 2014

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer
American Beacon Funds

Date: November 25, 2014